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                               COVA SERIES TRUST



























                               Semi-ANNUAL REPORT
                                 June 30, 1998



================================================================================


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--------------------------------------------------------------------------------
LETTER FROM THE PRESIDENT

       ARE VARIABLE ANNUITIES STILL A GREAT VALUE FOR LONG-TERM INVESTORS?

On its face, it may seem a little unusual for an annuity company to question the value of its own product. But, in light of some of the recent articles in the press, we thought it responsible to explore our product's value to your long-term goals. At the end of the day, we believe this exercise reveals our commitment to you. If you have a long-term investment horizon, you only need to look at a few of the "basics" to see the advantages of your variable annuity.

1.       TAX-DEFERRED ACCUMULATION
Albert Einstein called compound interest modern society's greatest invention. A quick look at the chart below comparing a taxable investment with a tax-deferred investment makes me think Einstein was onto something.

                  [Graph showing $560,441 Tax-deferred Value, $394,683 lump sum surrender value and $306,499 Taxable Value of $100,000 investment over 20 years]

This illustration assumes an initial investment of $100,000 earning 10% over 20 years. The lump-sum withdrawal assumes the contract value is surrendered in the 20th year and all earnings are taxed at 36%. The chart does not reflect a 1.4% mortality and expense risk charge and administrative expense charge for the tax-deferred value. If applied, the total return would be lower.

2.       SURVIVORSHIP PROTECTION FOR YOUR HEIRS
Few investments today provide death benefit protection for your heirs. However, your variable annuity provides a guaranteed death benefit. This important benefit provides protection for your heirs if death should occur at a time market conditions have depressed the value of your annuity (see your prospectus for a complete description of your death benefit).

3.       LIFETIME INCOME OPTIONS
This is the "annuitization" (or annuity pay out) feature of your investment, which allows you to convert your contract into a series of regular income payments that are guaranteed for as long as you or your spouse lives. Of course this guarantee is backed by the financial stability of Cova, a company that has consistently received high ratings from the financial rating services.

4.       TAX-FREE TRANSFERS BETWEEN FUNDS
Certain investments will generate a capital gains tax when you sell them. Within your annuity, you can transfer between funds without generating a capital gains tax. This provides you and your broker with the flexibility of managing your investments without fear of this additional taxation.

So, are variable annuities still a great value? For investors with an eye on the long term, no question about it! We at Cova consider it a privilege to be entrusted with your long-term investment needs.At this time, we would like to present you with the enclosed semi-annual report, which provides the financial statements of the portfolios in your variable annuity.Thank you for placing your trust in Cova.


Sincerely,

L.J. Stensrud
President & CEO

                           THE SELECT EQUITY PORTFOLIO
                  Managed by J.P. Morgan Investment Management

PORTFOLIO FACTS
--------------------------------------------------------------------------------
as of 6/30/98
Total Stocks
  in Portfolio               82
Beta                       0.99
Current Dividend
  Yield                     1.7%
Average P/E Ratio          21.4x
Average Market
  Capitalization          $36.6B


TOP 10 HOLDINGS
BY MARKET VALUE
--------------------------------------------------------------------------------
 as of 6/30/98
 1. Procter &Gamble           3.6%
 2. Monsanto                  3.2
 3. SBC Communications        3.0
 4. Federal Natl. Mtg. Assn.  2.8
 5. Starwood Lodging          2.7
 6. Union Pacific             2.6
 7. Bristol Myers Squibb      2.6
 8. Tosco                     2.5
 9. Anheuser Busch            2.5
10. Humana                    2.4
     % of Portfolio          27.9%

    These holdings are subject to change without notice.



INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
   Inception Date: 5/1/96

   The Select Equity Portfolio seeks long-term growth of capital and income. The Portfolio seeks to achieve this objective consistent with reasonable investment risk. The Portfolio is designed for investors who seek an actively managed Portfolio of selected stocks that attempts to outperform the total return of the S&P 500. The Portfolio invests typically in 60-90 stocks of large and medium-sized U.S. corporations.


PERFORMANCE
--------------------------------------------------------------------------------
as of 6/30/98
                                    SINCE
                                  INCEPTION       5 YEARS        1 YEAR

Average Annual Total Return*       24.74%            --          24.53%

* Average Annual Total Return is calculated including reinvestment of all income dividends and capital gain distributions.

Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by Cova. If this performance included the effect of the insurance charge, performance numbers would be lower.

PORTFOLIO REVIEW AND OUTLOOK
--------------------------------------------------------------------------------
as of 6/30/98

Despite a second wave of bad news from Asia and an apparent slowdown in corporate profit growth, the S&P 500 Index rose 3.3% in the second quarter, bringing its year-to-date gain to 17.7%.

The largest 50 stocks in the S&P 500 once again drove performance for the market overall. The "Nifty Fifty" gained 7.1% during the quarter, while the other 450 lost 0.4%. For the first half of 1998, the Nifty Fifty group is up 22.3%. The other stocks are up only 13.3%. Favorable stock selection in the technology and services sectors enhanced performance. Among technology stocks, Cisco rose 34.6% on news of an approved merger with MCI. In the services industry, Comcast (+18.5%), the fourth largest cable company, benefited from the acquisition of TCI by AT&T.

Growth in the corporate profits seems unlikely to rebound to 1997 levels in view of softened global demand, a stronger dollar, domestic capacity growth, and increasing wage pressures. Thus, our forecast calls for the recent slowdown in operating earnings growth to persist during the next several quarters.


SECTOR ALLOCATION
--------------------------------------------------------------------------------
   as of 6/30/98

   The Select Equity Portfolio will not take risks on sector bets. J.P. Morgan Investment Management seeks to add value and manage risk through active stock selection within industry sectors broadly aligned to those in the S&P 500.

 3.5%   Basic Industry
 5.4%   Retail
 6.7%   Energy
 6.9%   Multi-Industry
 8.0%   Telephone
10.9%   Consumer Stable
11.6%   Technology
13.5%   Health & Drugs
14.4%   Finance
19.1%   *Other

*  Six sectors comprise the category of Other



For more complete information about the risk factors, expenses, policies and objectives, please see the prospectus. This material is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus.Please read the prospectus carefully before investing or sending money.

Investments in this product are subject to market risk and loss of principal. The investment return and principal value of an investment in this product will fluctuate, so that units, when redeemed, may be worth more or less than their original cost. The information presented is based on past performance, which is not assurance of future results.

                                  THE LARGE CAP
                                 STOCK PORTFOLIO
                  MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT


PORTFOLIO FACTS
--------------------------------------------------------------------------------
   as of 6/30/98

   Total Stocks
     in Portfolio           257
   Beta                    0.99
   Average Market
     Capitalization       $63.5B
   Current Dividend
     Yield                  1.6%
   Average P/E Ratio       22.9x


TOP 10 HOLDINGS
BY MARKET VALUE
--------------------------------------------------------------------------------
   as of 6/30/98

 1.  Exxon                    2.7%
 2.  Bristol Myers Squibb     2.3
 3.  Intel                    2.2
 4.  General Electric         2.2
 5.  IBM                      2.0
 6.  Microsoft                1.9
 7.  Cisco Systems            1.8
 8.  Procter & Gamble         1.8
 9.  Warner Lambert           1.7
10.  American International   1.6
       % of Portfolio        20.2%

     These holdings are subject to change without notice.


INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
   Inception Date: 5/1/96

   The Large Cap Stock Portfolio seeks long-term growth of capital and income. The Portfolio seeks to achieve this objective consistent with reasonable investment risk. The Portfolio is designed for investors who seek an actively managed portfolio of selected stocks that attempts to outperform the total return of the S&P 500. The Portfolio generally invests in 225-250 stocks of large and medium-sized U.S. corporations. The stocks included in the Portfolio are selected primarily from the universe of the S&P 500.


PERFORMANCE
--------------------------------------------------------------------------------
   as of 6/30/98
                                    SINCE
                                  INCEPTION       5 YEARS        1 YEAR

   Average Annual Total Return*    31.80%           --           31.23%

   * Average Annual Total Return is calculated including reinvestment of all income dividends and capital gain distributions.

   Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by Cova. If this performance included the effect of the insurance charge, performance numbers would be lower.

PORTFOLIO REVIEW AND OUTLOOK
--------------------------------------------------------------------------------
   as of 6/30/98

   Despite a second wave of bad news from Asia and an apparent slowdown in corporate profit growth, the S&P 500 Index rose 3.3% in the second quarter, bringing its year-to-date gain to 17.7%. Trading was choppy as investors weighed signs of strength in the domestic economy and related concerns that the Federal Reserve might raise interest rates against a deepening crisis in Asia.

   The largest 50 stocks in the S&P 500 once again drove performance for the market overall. The "Nifty Fifty" gained 7.1% during the quarter, while the other 450 stocks lost 0.4%. For the first half of 1998, the Nifty Fifty group is up 22.3%. The other 450 stocks are up only 13.3%.

   Favorable stock selection in the consumer cyclical and telephone sectors enhanced performance. In consumer cyclical stocks, our holdings in Chrysler (+36.4%) had the greatest impact on performance, as that company agreed to merge with Daimler-Benz. In telephone stocks, the portfolio overweighted Worldcom (+12.5%), whose shares rose on news of an approved merger with MCI.

   Growth in corporate profits seems unlikely to rebound to 1997 levels in view of softened global demand, a stronger dollar, domestic capacity growth, and increasing wage pressures. Thus, our forecast calls for the recent slowdown in operating earnings growth to persist during the next several quarters.


SECTOR ALLOCATION
--------------------------------------------------------------------------------
   as of 6/30/98

Cova
 7.4%  Energy
13.9%  Technology
14.8%  Industrial
27.4%  Interest Sensitive
36.5%  Consumer

S&P 500
 7.5%  Energy
13.9%  Technology
14.8%  Industrial
27.3%  Interest Sensitive
36.5%  Consumer


The Large Cap Stock Portfolio will not take risks on sector bets. J.P. Morgan Investment Management seeks to add value and manage risk through active stock selection within industry sectors closely aligned to those in the S&P 500.

For more complete information about the risk factors, expenses, policies and objectives, please see the prospectus. This material is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money.

Investments in this product are subject to market risk and loss of principal. The investment return and principal value of an investment in this product will fluctuate, so that units, when redeemed, may be worth more or less than their original cost. The information presented is based on past performance, which is not assurance of future results.

                                  THE SMALL CAP
                                 STOCK PORTFOLIO
                  Managed by J.P. Morgan Investment Management

PORTFOLIO FACTS
--------------------------------------------------------------------------------
   as of 6/30/98

   Total Stocks
    in Portfolio           253
   Beta                   0.98
   Average Market
    Capitalization      $750.3MM
   Current Dividend
    Yield                  2.4%
   Average P/E Ratio      16.4x


TOP 10 HOLDINGS
BY MARKET VALUE
--------------------------------------------------------------------------------
   as of 6/30/98

                        % OF PORTFOLIO

  1. Capital Re                2.9%
  2. DR Horton                 2.2
  3. Mueller Industries        2.1
  4. Renaissance Re            1.9
  5. Ventana Medical Systems   1.6
  6. Dekalb Genetics           1.6
  7. Internet                  1.5
  8. Commercial Metals         1.4
  9. Central Hudson
        Gas &Electric          1.2
 10. Wicor                     1.2

     % OF PORTFOLIO           17.6%

     These holdings are subject to change without notice.


INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
   Inception Date: 5/1/96

   The Small Cap Stock Portfolio seeks to provide a high total return from a portfolio of small company stocks. The Portfolio invests primarily in U.S. companies selected generally from the universe of the Russell 2000 Index. It is designed for investors who are willing to assume the somewhat higher risk of investing in small companies in order to seek a higher return over time than might be expected from a portfolio of stocks of large companies.

PERFORMANCE
--------------------------------------------------------------------------------
   as of 6/30/98
                                    SINCE
                                  INCEPTION       5 YEARS        1 YEAR

   Average Annual Total Return*    15.84%           --           18.26%

   * Average Annual Total Return is calculated including reinvestment of all income dividends and capital gain distributions.

   Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by Cova. If this performance included the effect of the insurance charge, performance numbers would be lower.


PORTFOLIO REVIEW AND OUTLOOK
--------------------------------------------------------------------------------
   as of 6/30/98

For the second quarter, the Russell 2000 Index fell 4.7%. The Russell had risen to record levels in mid-April, but fell significantly in May as renewed fears emerged in Southeast Asia. By the end of June, as the Russell went through its annual rebalancing, the Index showed some signs of strength and was able to finish the month where it started.

The Portfolio underperformed the benchmark in the second quarter. From an industry standpoint, the portfolio was adversely affected by an underweighting in consumer stable stocks, which held up relatively well during the recent period of uncertainty for small cap stocks. On the positive side, performance was helped by holdings in seed manufacturer Dekalb Genetics as the stock rose 49% during the quarter following the announcement that the company would be acquired by Monsanto Corporation.

Given the recent volatility associated with the small cap market, we are very conservative with our highly diversified approach. Holding approximately 250 stocks and investing in 21 sectors should be beneficial if this market environment continues.


SECTOR ALLOCATION
--------------------------------------------------------------------------------
   as of  6/30/98

 5.1%  Utilities
 5.3%  Insurance
 6.0%  Basic Industry
 6.1%  Retail
 6.4%  Consumer Cyclical
 9.7%  Service
10.7%  Healthcare & Drugs
13.1%  Technology
18.2%  *Other
19.4%  Finance


* Other includes: Consumer Stable, Energy, Transportation, Multi-Industry, Capital Goods


For more complete information about the risk factors, expenses, policies and objectives, please see the prospectus. This material is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money.

Investments in this product are subject to market risk and loss of principal. The investment return and principal value of an investment in this product will fluctuate, so that units, when redeemed, may be worth more or less than their original cost. The information presented is based on past performance, which is not assurance of future results.

                       THE INTERNATIONAL EQUITY PORTFOLIO
                  MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT

PORTFOLIO FACTS
--------------------------------------------------------------------------------
   as of 6/30/98

   Total Stocks in Portfolio        210
   Average Market
     Capitalization               $29.1B
   Average Gross
     Dividend Yield                 1.6%
   Average P/E Ratio               22.3x


TOP 10 HOLDINGS BY MARKET VALUE
--------------------------------------------------------------------------------
   as of 6/30/98

     HOLDING                       %    SECTOR                   COUNTRY

1.  Nestle                        2.2   Food & Household         Switzerland
2.  Munich Reinsurance            2.2   Insurance                Germany
3.  Union Bank of Switzerland     1.9   Banking                  Switzerland
4.  Vivendi                       1.9   Utilities                France
5.  Lloyds TSBGroup               1.6   Banking                  United Kingdom
6.  Roche Holdings                1.6   Health & Personal Care   Switzerland
7.  Telcom Italia                 1.5   Telecommunications       Italy
8.  Royal Dutch Petroleum         1.3   Energy                   Netherlands
9.  Glaxo Wellcome                1.3   Health & Personal  Care  United Kingdom
10. Iberdrola                     1.3   Utilities                Spain
     % OF PORTFOLIO              16.8%

    These holdings are subject to charge without notice.


INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
   Inception Date: 5/1/96

   The International Equity Portfolio seeks to provide a high total return from a portfolio of stocks of non-U.S. companies. It is designed for investors with long-term investment horizons who want to diversify their portfolios by investing in an actively managed portfolio of non-U.S. stocks that seeks to outperform the MSCI EAFE Index.


PERFORMANCE
--------------------------------------------------------------------------------
   as of 6/30/98
                                    SINCE
                                  INCEPTION       5 YEARS        1 YEAR

   Average Annual Total Return*    13.62%           --            9.88%

   * Average Annual Total Return is calculated including reinvestment of all income dividends and capital gain distributions.

   Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by Cova. If this performance included the effect of the insurance charge, performance numbers would be lower.

PORTFOLIO REVIEW AND OUTLOOK
--------------------------------------------------------------------------------
   as of 6/30/98

   Continental European markets recorded more subdued gains, but still rank as the world's strongest performers to date. The exception was the U.K. market, which was hurt by evidence of rising inflation and an official increase in rates by the Bank of England. Asian markets continued to underperform as the region's economies continued to deteriorate. Japanese stocks held up relatively well (despite a deepening recession), with stock prices supported by hopes that the government would aggressively take stops to solve the banking crisis.

   The portfolio outperformed its benchmark for the quarter, with country-allocation decisions adding the most value. While an overweight position in Singapore hurt the Portfolio's performance, underweight positions in Japan, Hong Kong, and Malaysia offset the losses. Stock selection decisions also had a positive impact, with stock picks in Japan, Hong Kong, and the U.K. enhancing the Portfolio's performance.

   Overall, our return expectations are modest, with the world economy slowing and with valuations at historically high levels in most markets. However, profitability in Europe is growing quickly and corporate restructuring continues to provide plenty of interesting opportunities there. We expect to maintain the portfolio's overweight positions in Europe, with an emphasis on France and Germany, and its underweight position in Japan.



COUNTRY ALLOCATION
--------------------------------------------------------------------------------
   as of 6/30/98


 3.4%  Sweden
 3.6%  Italy
 3.9%  Australia
 7.1%  Netherlands
 8.3%  Switzerland
11.4%  *Other
11.9%  France
14.1%  Germany
14.5%  Japan
21.8%  UK

* Eleven countries comprise the category of Other.

For more complete information about the risk factors, expenses, policies and objectives, please see the prospectus. This material is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money.

Investments in this product are subject to market risk and loss of principal. The investment return and principal value of an investment in this product will fluctuate, so that units, when redeemed, may be worth more or less than their original cost. The information presented is based on past performance, which is not assurance of future results.

                           THE QUALITY BOND PORTFOLIO
                  MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT


PORTFOLIO FACTS
--------------------------------------------------------------------------------
   as of 6/30/98

   Average Coupon        6.3%
   Average Credit
     Quality             AA+
   Average Duration      5.1 years
   Average Yield         6.3%
   Average Maturity      15.1 years
   Total Net Assets      $29.0MM


CREDIT QUALITY
--------------------------------------------------------------------------------
   as of 6/30/98

     Treasury     20.6%
     Agency       24.5%
     AAA          28.1%
     AA            0.7%
     A            13.6%
     BBB          10.1%
     BB            2.4%


INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
   Inception Date: 5/1/96

   The Quality Bond Portfolio seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. It is designed for investors who seek a total return over time that is higher than that generally available from a Portfolio of short-term obligations while recognizing the greater price fluctuation of longer-term instruments. It may also be a convenient way to add fixed income exposure to diversify an existing Portfolio.


PERFORMANCE
--------------------------------------------------------------------------------
   as of 6/30/98

                                    SINCE
                                  INCEPTION       5 YEARS        1 YEAR

   Average Annual Total Return*     8.70%           --           10.49%

   * Average Annual Total Return is calculated including reinvestment of all income dividends and capital gain distributions.

   Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by Cova. If this performance included the effect of the insurance charge, performance numbers would be lower.

PORTFOLIO REVIEW AND OUTLOOK
--------------------------------------------------------------------------------
as of 6/30/98

During the second quarter of 1998, the U.S. fixed income markets continued to be impacted by economic instability in Asia and Russia, against a backdrop of the relative strength and stability of the U.S. economy. While the U.S. economy remains strong, the most recent data releases are starting to indicate that the pace of growth is moderating. Inventories are increasing, exports are slowing and new orders for durable goods declined. Federal Reserve policy has remained on hold. The implication for the global economy is further deflation, weak commodity prices and slowing economic activity.

The Portfolio's performance was enhanced during the quarter by our decision to maintain a long duration position. In addition, we reduced positions in investment grade corporates and added positions in short-term French and German sovereigns.

We expect to see continued spread volatility in coming months given the increasingly unsettled global financial and political situation. Interest rate levels will likely remain in a trading range of 5.50-6.12%, though they could dip below these levels if there is unexpected bad news from outside the U.S. We expect the Fed to remain on hold until either relative calm returns to the global financial and currency markets or there are significant signs of increased inflation in the U.S.


SECTOR ALLOCATION
--------------------------------------------------------------------------------
   as of 6/30/98


 5.8%   Asset-Backed
10.0%   International
20.6%   U.S. Treasury Obligations
25.6%   Corporate Obligations
38.0%   Mortgage-Backed


For more complete information about the risk factors, expenses, policies and objectives, please see the prospectus. This material is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money.

Investments in this product are subject to market risk and loss of principal. The investment return and principal value of an investment in this product will fluctuate, so that units, when redeemed, may be worth more or less than their original cost. The information presented is based on past performance, which is not assurance of future results.

                        THE LARGE-CAP RESEARCH PORTFOLIO
                                   MANAGED BY
                                LORD, ABBETT & CO.


PORTFOLIO FACTS
--------------------------------------------------------------------------------
   as of 6/30/98

   Total Stocks
     in Portfolio             90
   Beta                      .93
   Average Market
     Capitalization        $32.2B
   Average Gross
     Dividend Yield         1.70%

                           Portfolio
   P/E Ratio               23.90
   Price/Book Ratio          4.9



TOP 10 HOLDINGS
BY MARKET VALUE
--------------------------------------------------------------------------------
as of 6/30/98

  1. First Data Corp.    2.50%
  2. Morgan Stanley
        Dean Witter      1.95
  3. Heinz               1.95
  4. British Petroleum
        Ltd Ads          1.85
  5. AT&T                1.78
  6. EMC                 1.67
  7. Sun Microsystems    1.64
  8. Pharmacia & Upjohn  1.64
  9. Mobil               1.63
 10. Chase Manhattan     1.54
       % of Portfolio    18.2%

     These holdings are subject to change without notice.


INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
   Inception Date: 8/20/97

   The Lord Abbett Large-Cap Research Portfolio seeks to provide investors with growth of capital and income consistent with reasonable risk. Current income is a secondary consideration. Typically, the Portfolio will be invested in the stocks of large-cap companies that have market values greater than $5 billion. Under normal circumstances, the Portfolio will be invested 65% in the stocks of large-cap companies.

PERFORMANCE
--------------------------------------------------------------------------------
   as of 6/30/98

                                    SINCE
                                  INCEPTION       5 YEARS        1 YEAR

   Average Annual Total Return*     14.52%

   * Average Annual Total Return is calculated including reinvestment of all income dividends and capital gain distributions.

   Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by Cova. If this performance included the effect of the insurance charge, performance numbers would be lower.



PORTFOLIO REVIEW AND OUTLOOK
--------------------------------------------------------------------------------
   as of 6/30/98

   The S&P 500 outperformed the portfolio in the second quarter. The performance of the portfolio was held back by Consumer Non-cyclical stocks and an underweighting in Technology stocks. Positive contributing factors to the portfolio performance in the second quarter included the overweighting and strong stock selection in Energy stocks and underweighting in Utility stocks.

   The Portfolio invests in carefully researched securities, which we believe offer exceptional value.


SECTOR ALLOCATION
--------------------------------------------------------------------------------
   as of 6/30/98

PORTFOLIO
 0.35% Transportation
10.6%  Cash
 0.0%  Multi Industry
 4.7%  Capital Goods
 8.6%  Energy
 5.1%  Basic Industry
14.6%  Consumer Cyclical
 6.9%  Utilities
 7.6%  Technology
19.2%  Finance
22.4%  Consumer Non-Cyclical


S&P 500
 1.1%  Transportation
 0.0%  Cash
 1.0%  Multi Industry
 7.6%  Capital Goods
 7.6%  Energy
 3.7%  Basic Industry
12.4%  Consumer Cyclical
 7.5%  Utilities
16.4%  Technology
17.8%  Finance
23.7%  Consumer Non-Cyclical

For more complete information about the risk factors, expenses, policies and objectives, please see the prospectus. This material is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money.

Investments in this product are subject to market risk and loss of principal. The investment return and principal value of an investment in this product will fluctuate, so that units, when redeemed, may be worth more or less than their original cost. The information presented is based on past performance, which is not assurance of future results.

                           THE MID-CAP VALUE PORTFOLIO
                                   MANAGED BY
                                LORD, ABBETT & CO.


TOP 10 HOLDINGS
BY MARKET VALUE
--------------------------------------------------------------------------------
   as of 6/30/98

  1. Tricon Global Restaurants     2.7%
  2. Northeast Utilities           2.4
  3. Dean Foods Co.                2.4
  4. Med Partners Inc.             2.3
  5. Adobe Systems                 2.3
  6. Unisource Worldwide           2.2
  7. Ball Corp.                    2.1
  8. Fruit of the Loom             2.1
  9. Nine West Group               2.1
 10. Polymer Group Inc.            2.1

     % OF PORTFOLIO               22.7%

   These holdings are subject to change without notice.


INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
   Inception Date: 8/20/97

   The Lord Abbett Mid-Cap Value Portfolio seeks to provide investors with capital appreciation through a portfolio of stocks invested in mid-sized companies. Typically, mid-sized companies are defined as those with market values ranging from $200 million to $5 billion. The portfolio manager believes mid-cap companies receive less attention from investment analysts and individual investors. As a result, their price/earnings and price-to-book ratios are relatively more attractive compared to large-cap companies. Under normal circumstances, the portfolio will be 65% invested in these stocks of mid-cap companies.


PERFORMANCE
--------------------------------------------------------------------------------
   as of 6/30/98

                                    SINCE
                                  INCEPTION       5 YEARS        1 YEAR

   Average Annual Total Return*      13.08%

   * Average Annual Total Return is calculated including reinvestment of all income dividends and capital gain distributions.

   Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by Cova. If this performance included the effect of the insurance charge, performance numbers would be lower.



PORTFOLIO REVIEW AND OUTLOOK
--------------------------------------------------------------------------------
   as of 6/30/98

   Mid-cap stocks sold off during the second quarter of 1998, with both growth and value stocks posting negative returns. Mid-cap growth stocks outperformed mid-cap value stocks. The Russell Mid Cap Value Index was off -2.6%, while the Russell Mid Cap Growth Index only declined -0.1% during the quarter. The broad Russell Mid Cap Index returned -1.5%.

   During the second quarter of 1998, the portfolio continued its focus on domestic issues with little exposure to international economies. Corporate takeovers played a role in the positive relative performance as three portfolio holdings were acquisition targets: Echlin, Humana and U.S. Surgical. Additionally, the portfolio's investments in a couple of "troubled" electric utilities, Northeast Utilities and Niagara Mohawk, generated a sizeable return over the three months.

   We plan to continue our concentration on domestically-oriented equities and are constantly searching for company and industry-specific situations that can add to overall portfolio performance. As the market continues to narrow toward high-technology and mega-capitalization stocks, we look forward to finding opportunities that can enable us to fulfill our value goal of minimizing downside risk while maintaining a maximum upside return.

SECTOR WEIGHTINGS
--------------------------------------------------------------------------------
   as of 6/30/98


 0.0%  Other (Cash)
 0.0%  Conglomerates
 5.4%  Industrial
 5.6%  Energy
 6.4%  Basic Industries
 7.7%  Utilities
 8.0%  Technology
11.9%  Finance
13.9%  Consumer Non-Cyclicals
28.4%  Consumer Cyclicals


For more complete information about the risk factors, expenses, policies and objectives, please see the prospectus. This material is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money.

Investments in this product are subject to market risk and loss of principal. The investment return and principal value of an investment in this product will fluctuate, so that units, when redeemed, may be worth more or less than their original cost. The information presented is based on past performance, which is not assurance of future results.

                         THE DEVELOPING GROWTH PORTFOLIO
                                   MANAGED BY
                                LORD, ABBETT & CO.


PORTFOLIO FACTS
--------------------------------------------------------------------------------
   as of 6/30/98

   Total Stocks
     in Portfolio            101
   Average Market
     Capitalization        $42.7M
   Average P/E Ratio
     (FT'99)                16.9x


TOP 10 HOLDINGS
BY MARKET VALUE
--------------------------------------------------------------------------------
   as of 6/30/98

  1. Plantronics                4.88%
  2. Information Management
        Resources               2.84
  3. Orbital Sciences Corp.     2.79
  4. CMG Information
        Services                2.35
  5. Technitrol Inc.            2.22
  6. Cellstar Corp.             1.81
  7. Eagle Hardware & Garden    1.81
  8. Learning Company           1.75
  9. Tarrant Apparel            1.70
 10. Artesyn Technologies Inc.  1.67

      % of portfolio           23.82%

   These holdings are subject to change without notice.


INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
   Inception Date: 8/20/97

   The Lord Abbett Developing Growth Portfolio seeks to provide investors with long-term capital growth through a diversified and actively managed portfolio consisting of developing growth companies. Typically, these are small, young companies and their shares are often traded over the counter. Under normal circumstances, the Portfolio will be invested at least 65% in stocks of companies in the developing growth stage. Of course, while the stocks of developing companies present the opportunity for aggressive growth, risk is also increased as a result of price fluctuations.


PERFORMANCE
--------------------------------------------------------------------------------
   as of 6/30/98

                                    SINCE
                                  INCEPTION       5 YEARS        1 YEAR

   Average Annual Total Return*      14.19%

   * Average Annual Total Return is calculated including reinvestment of all income dividends and capital gain distributions.

   Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by Cova. If this performance included the effect of the insurance charge, performance numbers would be lower.

PORTFOLIO REVIEW AND OUTLOOK
--------------------------------------------------------------------------------
   as of 6/30/98

   Throughout the period the portfolio continued its strategy of identifying and investing in unique companies that we believe offer good long-term earnings prospects. Our emphasis on fundamental research proved most beneficial, as the financial markets have demonstrated little tolerance for earnings disappointments. Furthermore, the market's overfocus on these short-term earnings disappointments provided buying opportunities for the portfolio.

   The outlook for the remainder of 1998 is for economic growth to slow to 2%-2.5%, with inflation likely to remain moderate. We are encouraged by the belief that many of our holdings will continue to experience strong growth, albeit in a slowing economy, due to the unique nature of the products and services they provide. Furthermore, we believe that changes in tax laws lowering capital gains tax rates are favorable to the growth arena in general, and to investors in small-cap companies in particular.


SECTOR ALLOCATION
--------------------------------------------------------------------------------
   as of 6/30/98


 2.1%  Capital Goods
 2.8%  Aerospace
 4.4%  Electronics
 6.2%  Electronic Components
 7.9%  Consumer Products
 9.1%  Business Services
 9.5%  Medical Products
11.6%  Energy
12.4%  Retail
19.4%  Computer Software & Services



For more complete information about the risk factors, expenses, policies and objectives, please see the prospectus. This material is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money.

Investments in this product are subject to market risk and loss of principal. The investment return and principal value of an investment in this product will fluctuate, so that units, when redeemed, may be worth more or less than their original cost. The information presented is based on past performance, which is not assurance of future results.

                          THE BOND DEBENTURE PORTFOLIO
                                   MANAGED BY
                                LORD, ABBETT & CO.


PORTFOLIO FACTS
--------------------------------------------------------------------------------
   as of 6/30/98

Average Yield         8.4%
Average Duration      6.7 years
Average Credit
Quality               BBB
Average Coupon        7.0%
Yield to Maturity     8.7%


CREDIT QUALITY
--------------------------------------------------------------------------------
   as of 6/30/98

   AAA      18.5%
   AA        2.1%
   A         3.4%
   BBB       6.4%
   BB       14.4%
   B        49.0%
   CCC       2.9%
   NR        3.3%


TOP 10 HOLDINGS
--------------------------------------------------------------------------------
   as of 6/30/98
                                   % of Portfolio
 1.  U.S. Treasury Notes
        (7 1/2%, 5/15/02)               6.01%
 2.  U.S. Treasury Notes
        (5 1/2%, 5/31/03)               5.63%
 3.  Federal National Mortgage
        Association (8.5%, 2/01/05)     1.77%
 4.  Century Communications
         (9 1/2%, 3/01/05)              1.22%
 5.  BE Aerospace Inc.
       (9 7/8%, 02/01/06)               1.20%
 6.  Stater Brothers Holdings
       (9%, 7/01/04)                    1.16%
 7.  Fox/Liberty Networks, Inc.
        (8 7/8%, 8/15/07)               1.15%
 8.  Republic of Panama
        (8 7/8%, 9/30/27)               1.07%
 9.  Iron Mountain
        (10 1/8%, 10/01/06)             1.04%
10.  GST USA
       (0%, 12/15/05)                   0.92%

* These holdings are subject to change without notice.

     % OF PORTFOLIO                     21.17%

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
   Inception Date: 5/1/96

   The Lord Abbett Bond Debenture Portfolio seeks a high current income and the opportunity for capital appreciation to produce a high total return through a professionally-managed portfolio consisting primarily of high yield and convertible bonds. The Lord Abbett Bond Debenture Portfolio is an actively managed portfolio in which the portfolio manager uses a three-step focus to direct assets into various asset classes. Keep in mind, certain risks are present with high yield bonds that are not generally associated with investment-grade bonds. High yield bonds are rated lower, because there is greater risk associated with the issuer's ability to pay principal and interest.


PERFORMANCE
--------------------------------------------------------------------------------
   as of 6/30/98

                                    SINCE
                                  INCEPTION       5 YEARS        1 YEAR

   Average Annual Total Return*    15.99%           --           13.53%

   * Average Annual Total Return is calculated including reinvestment of all income dividends and capital gain distributions.

   Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by Cova. If this performance included the effect of the insurance charge, performance numbers would be lower.


PORTFOLIO REVIEW AND OUTLOOK
--------------------------------------------------------------------------------
   as of 6/30/98

   U.S. financial markets became unnerved during the latter part of the second quarter by mounting concerns about the impact of the Asian crisis and the fallout on corporate earnings. May marked the first time this year that U.S. Treasury bonds outperformed their corporate high yield counterparts on a monthly basis. During May and June, investors worldwide have fled to the safety of U.S. Treasuries, leaving corporates and high yield bonds behind.

   On balance, we believe the third quarter of 1998 has the potential to post good returns. In the U.S., we have continued low inflation, which will be helped even more by this month's decline in oil and commodities prices. Corporate profit growth has slowed from the robust levels of 1995-1997, but is still rising at an approximate 5% pace. In the credit markets, we should continue to benefit from the fact that the largest borrower in the history of the world - the U.S. Government - has reached a surplus position for the first time in 18 years and will continue to pay down debt.

   Potential positive surprises over the next 3-6 months include:

   1. Japanese policy action to repair their financial system and fix a sluggish economy - this could be a catalyst to restart Asian economies.

   2. Even lower than expected inflation due to a competitive global economy and falling producer prices.

   3. Investors may begin to look forward to a resumption of above average profit growth in 1999, potentially driving up stocks, convertibles, and high yield bonds.

   The Cova Bond Debenture Portfolio is structured now to take advantage of the excellent values that U.S. corporate high yield bonds offer.


SECTOR ALLOCATION
--------------------------------------------------------------------------------
   as of 6/30/98

High Yield                  63.3%
Convertibles                18.2%
U.S. Government Securities  13.4%
Short-Term Securities/Cash   5.1%


For more complete information about the risk factors, expenses, policies and objectives, please see the prospectus. This material is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money.

Investments in this product are subject to market risk and loss of principal. The investment return and principal value of an investment in this product will fluctuate, so that units, when redeemed, may be worth more or less than their original cost. The information presented is based on past performance, which is not assurance of future results.

                                   STOCK INDEX
                                    PORTFOLIO
                                   MANAGED BY
                           VAN KAMPEN AMERICAN CAPITAL



PORTFOLIO FACTS
--------------------------------------------------------------------------------
   as of 6/30/98

   Market Value           $94.68M
   Market
      Capitalization      $73.32B
   Portfolio Beta           1.02
   Current Dividend
      Yield                 1.14%
   P/E Ratio                30.6
     (Trailing 4 Quarters)
   No. of Securities         400


TOP 10 HOLDINGS
--------------------------------------------------------------------------------
   as of 6/30/98

  1. General Electric          3.00%
  2. Microsoft                 2.67
  3. Coca-Cola                 2.12
  4. Exxon                     1.78
  5. Merek & Co.               1.62
  6. Pfizer Inc.               1.42
  7. Wal-Mart Store            1.37
  8. Intel Corp.               1.23
  9. Procter & Gamble          1.23
 10. Royal Dutch Petroleum     1.19

       % of Portfolio         17.63%

   These holdings are subject to change without notice.


SECTOR ALLOCATION
--------------------------------------------------------------------------------


     Finance                17%
     Technology             17
     Healthcare             11
     Staples                 9
     Energy                  7
     Services                7
     Retailing               6
     Utility                 6
     Capital Goods           5
     Basic Materials         4
     Cyclicals               4
     Foreign                 3
     Diversified             2
     Aerospace               1
     Transport               1

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
   Inception Date: 11/1/91

   The investment objective of the Stock Index Portfolio is to achieve investment results that approximate the aggregate price and yield performance of the Standard & Poor's 500 Composite Stock Price Index.


Performance
--------------------------------------------------------------------------------
   as of 6/30/98

                                    SINCE
                                  INCEPTION       5 YEARS        1 YEAR

   Average Annual Total Return*     19.03%        22.24%         29.59%

   * Average Annual Total Return is calculated including reinvestment of all income dividends and capital gain distributions.

   Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by Cova. If this performance included the effect of the insurance charge, performance numbers would be lower.



PORTFOLIO REVIEW AND OUTLOOK
--------------------------------------------------------------------------------
   as of 6/30/98

   Much of the gains that the equity market has accumulated to this point in the year were generated in the first quarter. Through the first two quarters, the S&P 500 Index advanced by 17.7%, only 3.3% of which came in the second quarter. In fact, the market was flat to down for much of the second quarter until the last two weeks provided the entire gain. Recent volatility in the market reflects a pick-up in earnings related fears caused by continued Asian market concerns. The primary fallout from the Asian crisis has been felt in the technology and basic materials sectors as Asian competitors have aggressively priced their products in these sectors to receive much needed capital. Aside from these two areas, most industries have experienced considerable P/E multiple expansion since the onset of Asia's financial market problems. Despite near-stagnant growth in earnings, prices were able to advance as investors reduced the risk premium demanded due to low interest rates and inflationary expectations. For the next several weeks, the spotlight will be on corporate earnings reports. The market's ability to reach new highs will undoubtedly be determined by the outcome of these reports.


TOP 5 INDUSTRY GROUPS
--------------------------------------------------------------------------------

Banks
Drugs
Int'l Oil
Elec. Equip.
Software


For more complete information about the risk factors, expenses, policies and objectives, please see the prospectus. This material is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money.

Investments in this product are subject to market risk and loss of principal. The investment return and principal value of an investment in this product will fluctuate, so that units, when redeemed, may be worth more or less than their original cost. The information presented is based on past performance, which is not assurance of future results.

                            GROWTH & INCOME PORTFOLIO
                                   MANAGED BY
                                VAN KAMPEN FUNDS


PORTFOLIO FACTS
--------------------------------------------------------------------------------
   as of 6/30/98

   Market Value        $54.62M
   No. of Securities      110
   % Common Stock       89.39%
   % Convertibles        3.81%
   % S&P Futures         3.14%
   % Cash                3.67%


TOP 10 HOLDINGS
--------------------------------------------------------------------------------
   as of 6/30/98

  1. Chase Manhattan Corp.     2.76%
  2. IBM                       2.34
  3. PacificCare Health Sys.   2.25
  4. Philip Morris             2.06
  5. American Home Products    2.00
  6. Alcatel Alsthom           1.90
  7. NationsBank Corp.         1.68
  8. Americal General Corp.    1.65
  9. Coastal Corp.             1.59
 10. Federated Dept. Stores    1.58
     % of Portfolio           19.81%

   These holdings are subject to change without notice.


TOP 5 SECTORS
--------------------------------------------------------------------------------

17.5%  Finance
15.6%  Health Care
12.6%  Technology
12.3%  Utilities
 8.0%  Energy


INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
   Inception Date: 5/1/92

   The investment objective of the Growth and Income Portfolio is to seek long-term growth of both capital and income by investing in a portfolio of common stocks which are considered to have potential for capital appreciation and dividend growth.


PERFORMANCE
--------------------------------------------------------------------------------
   as of 6/30/98

                                    SINCE
                                  INCEPTION       5 YEARS        1 YEAR

   Average Annual Total Return*     16.82%        17.80%         23.61%

   * Average Annual Total Return is calculated including reinvestment of all income dividends and capital gain distributions.

   Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by Cova. If this performance included the effect of the insurance charge, performance numbers would be lower.

PORTFOLIO REVIEW AND OUTLOOK
--------------------------------------------------------------------------------
   as of 6/30/98

   The second quarter saw a modest decline in interest rates, continued decreases in the price of oil, and isolated, but lingering Asian concerns. The S&P 500 Index continued to significantly outperform the returns of both the mid-cap and small-cap indices.

   The top sectors for the quarter were retail, autos, and telecommunications equipment. The Portfolio was well represented in the retail and telecommunications equipment sectors, but the superior return performance was due more to fundamental stock picking than industry weightings.

   We continue to emphasize healthcare and utilities in the portfolio. Those sectors that underperformed were oil and domestic railroads. The continued weakness in oil prices is responsible for the underperformance of oil stocks.

For more complete information about the risk factors, expenses, policies and objectives, please see the prospectus. This material is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money.

Investments in this product are subject to market risk and loss of principal. The investment return and principal value of an investment in this product will fluctuate, so that units, when redeemed, may be worth more or less than their original cost. The information presented is based on past performance, which is not assurance of future results.

                                 QUALITY INCOME
                                    PORTFOLIO
                                   MANAGED BY
                           VAN KAMPEN AMERICAN CAPITAL



PORTFOLIO FACTS
--------------------------------------------------------------------------------
   as of 6/30/98

   Market Value        $ 45.05M
   Ave. Market Price   $109.57
   Weighted Coupon        7.83%
   Average Duration       5.74 years
   Average Maturity      15.68 years
   No. of Securities        40


TOP 10 HOLDINGS
--------------------------------------------------------------------------------
   as of 6/30/98

  1. NGC                  5.22%
  2. Bank of New York     4.99
  3. Chase                4.94
  4. PanEnergy            4.69
  5. Petro Geo services   4.60
  6. USA Waste            4.58
  7. Hydro Qucheeb        4.55
  8. LCI                  4.54
  9. Providian            4.45
 10. Yale                 3.18
       % of Portfolio    45.74%

   These holdings are subject to change without notice.


CREDIT QUALITY

AAA      13%
AA        3%
A        24%
BBB      60%


INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
   Inception Date: 12/11/89

   The investment objective of the Quality Income Portfolio is to seek a high level of current income, consistent with safety of principal, by investing in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities or in various investment grade debt obligations including mortgage pass-through certificates and collateralized mortgage obligations.

PERFORMANCE
--------------------------------------------------------------------------------
   as of 6/30/98
                                    SINCE
                                  INCEPTION       5 YEARS        1 YEAR

   Average Annual Total Return*     8.09%          6.31%         10.41%

   * Average Annual Total Return is calculated including reinvestment of all income dividends and capital gain distributions.

   Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by Cova. If this performance included the effect of the insurance charge, performance numbers would be lower.


PORTFOLIO REVIEW AND OUTLOOK
--------------------------------------------------------------------------------
   as of 6/30/98

   With the Asian market uncertainties, problems in Russia, and the looming release of second quarter earnings all led market participants to seek safety in US Treasuries. Because of this flight to quality, treasuries rallied across the board pushing interest rates lower, and flattening the curve by 22 basis points.

   Within the investment grade sector, spreads remained under pressure due to the high level of new issuance. Although spreads are at levels not seen since 1994, we do not see this as a buying opportunity, and will continue to do the up in quality trade.

   The mortgage backed sector also came under pressure the second quarter as our fears of faster prepayments and higher refinancing came to fruition. Now that mortgages have cheapened since the first quarter however, we are looking to add to our exposure, focusing on those securities that have prepay protection.


TOP 5 INDUSTRY GROUPS
--------------------------------------------------------------------------------

Oil and Gas
Utilities
Banking
Telecom
Government

For more complete information about the risk factors, expenses, policies and objectives, please see the prospectus. This material is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money.

Investments in this product are subject to market risk and loss of principal. The investment return and principal value of an investment in this product will fluctuate, so that units, when redeemed, may be worth more or less than their original cost. The information presented is based on past performance, which is not assurance of future results.

                                   HIGH YIELD
                                    PORTFOLIO
                                   MANAGED BY
                           VAN KAMPEN AMERICAN CAPITAL


PORTFOLIO FACTS
--------------------------------------------------------------------------------
   as of 6/30/98

   Market Value        $ 32.52M
   Ave. Market Price   $100.84
   Weighted Coupon        8.70%
   Average Maturity        7.0 years
   Average Duration       3.75 years
   No. of Securities       108


TOP 10 HOLDINGS
--------------------------------------------------------------------------------
   as of 6/30/98

  1. Fonorola              3.1%
  2. Millicom Intl         2.5
  3. Selmer Inc.           2.3
  4. Comm & Pwr            2.1
  5. Metronet              2.0
  6. American-Standard     1.9
  7. Time Warner           1.9
  8. ISP Holdings          1.9
  9. Argosy Gaming         1.8
 10. AES Corp.             1.8
     % of Portfolio       21.3%

   These holdings are subject to change without notice.


CREDIT QUALITY
--------------------------------------------------------------------------------
AAA      4%
NR       6%
BB       22%
B        68%



TOP 5 INDUSTRY GROUPS

Telecom
Printing/Publishing
Leisure/Amusement
Oil & Gas
Building/Real Estate


INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
   Inception Date: 12/11/89

   The investment objective of the High Yield Portfolio is to provide a high level of current income with safety of principal.

PERFORMANCE
--------------------------------------------------------------------------------
   as of 6/30/98

                                    SINCE
                                  INCEPTION       5 YEARS        1 YEAR

   Average Annual Total Return*     12.61%         9.30%         11.73%

   * Average Annual Total Return is calculated including reinvestment of all income dividends and capital gain distributions.

   Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by Cova. If this performance included the effect of the insurance charge, performance numbers would be lower.


PORTFOLIO REVIEW AND OUTLOOK
--------------------------------------------------------------------------------
   as of 6/30/98

   During the second quarter, high yield performance was dominated by the higher quality sectors while the first quarter's dominant performers (`B' and `CCC' rated credits) lagged. This pattern fell in line with typical seasonals. On a sector basis, the portfolio's relatively index neutral sector stance generated no specific sector relative performance.

   Relative to year end, the duration of the portfolio shortened slightly to
3.75 years as the firm's interest rate model registered more neutral at quarter end. The portfolio continued to reduce cash positions ending the quarter at roughly 3%.

   Since March, spreads in the high yield universe finally widened in the quarter as the overwhelming pace of new issuance (almost $100 billion year to date) finally caught up with the market. Cash flows into the high yield mutual funds remained strong during the quarter, but were unable to keep pace with the insatiable appetite of issuers. Looking ahead, we feel that issuance will remain strong but not at the pace of the second quarter. Additionally, we expect that the flow of funds into the high yield sector will continue unabated as long as the economy and the stock market continue to be strong. The combination of slower new deal issuance and continued positive cash flows into funds should lead to continued positive total return for high yield during the quarter and the portfolio is now better poised to take advantage of this environment.


For more complete information about the risk factors, expenses, policies and objectives, please see the prospectus. This material is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money.

Investments in this product are subject to market risk and loss of principal. The investment return and principal value of an investment in this product will fluctuate, so that units, when redeemed, may be worth more or less than their original cost. The information presented is based on past performance, which is not assurance of future results.

                                  MONEY MARKET
                                    PORTFOLIO
                                   MANAGED BY
                           VAN KAMPEN AMERICAN CAPITAL



PORTFOLIO FACTS
--------------------------------------------------------------------------------
   as of 6/30/98

   Market Value        $15.75M
   Average Maturity     25 Days
   No. of Securities    18



TOP 5 HOLDINGS
--------------------------------------------------------------------------------
   as of 6/30/98

  1. GECapital Corp.           5.1%
  2. Associates Corp.          5.1
  3. Prudential Funding        5.1
  4. American Express          5.1
  5. American General Corp.    5.1
     % of Portfolio           25.5%

   These holdings are subject to change without notice.


TOP 5 INDUSTRY GROUPS

Govt/Agency
Finance
Cong/Serv


PORTFOLIO COMPOSITION

Agency       25%
CP           57%
FRN           5%
Repro        13%


INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
   Inception Date: 7/1/91

   The investment objective of the Money Market Portfolio is to provide high current income consistent with the preservation of capital and liquidity through investment in a broad range of money market instruments that will mature within 12 months of the date of purchase.


PORTFOLIO REVIEW AND OUTLOOK
--------------------------------------------------------------------------------
   as of 6/30/98

   During the second quarter of 1998, commercial paper continued to offer the greatest value to the fund. The three month sector provided the best opportunity for yield as levels cheapened about 18 basis points during the period. Hence, we maintained our overweighted position. We continued our strategy of rolling down the yield curve by investing in securities with longer maturities and higher yields.

   The spread between the three month and one year treasury bill was wider on average than in the first quarter of 1998. The average daily spread in quarter two was 30 basis points compared to 13 basis points in quarter one. We continue to cautiously watch the economy for any signs of overheating and monitor the Fed for any indication of their next move.

For more complete information about the risk factors, expenses, policies and objectives, please see the prospectus. This material is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money.

Investments in this product are subject to market risk and loss of principal. The investment return and principal value of an investment in this product will fluctuate, so that units, when redeemed, may be worth more or less than their original cost. The information presented is based on past performance, which is not assurance of future results.

                                  THE GROWTH &
                                  INCOME EQUITY
                                    PORTFOLIO
                                   MANAGED BY
                           MISSISSIPPI VALLEY ADVISORS



PORTFOLIO FACTS
--------------------------------------------------------------------------------
   as of 6/30/98

   Total Stocks
     in Portfolio           59

   Beta                    .99

   Average Market
     Capitalization      $  27B

   Average P/E Ratio      22.7x


TOP 10 HOLDINGS
--------------------------------------------------------------------------------
   as of 6/30/98

                          % of Portfolio
   1. SLM Hldg. Corp.          2.60%
   2. Merck & Co. Inc.         2.34
   3. Tellabs Inc.             2.27
   4. General Electric Co.     2.24
   5. Wal-Mart Stores Inc      2.23
   6. Solutia Inc.             2.23
   7. Chase
         Manhattan Corp.       2.17
   8. Ocean Energy Inc.        2.17
   9. Avery
         Dennison Corp.        2.16
  10. Schering
         Plough Corp.          2.13

      % OF PORTFOLIO          22.54%

      These holdings are subject to change without notice.


INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
   Inception Date: 7/1/97

   The Growth & Income Equity Portfolio seeks long-term growth and income through a diversified portfolio of stocks. The Portfolio will remain diversified with a selection of stocks of companies representing a variety of industries and generally invests in the stocks of more well-established companies. It is intended for those investors who have a longer investment horizon and can assume more risk for potentially higher returns.


PERFORMANCE
--------------------------------------------------------------------------------
   as of 6/30/98

                                    SINCE
                                  INCEPTION       5 YEARS        1 YEAR

   Average Annual Total Return*    19.76%           --           19.76%

   * Average Annual Total Return is calculated including reinvestment of all income dividends and capital gain distributions.

   Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by Cova. If this performance included the effect of the insurance charge, performance numbers would be lower.

PORTFOLIO REVIEW AND OUTLOOK
--------------------------------------------------------------------------------
   as of 6/30/98

   The S&P 500 continues to record highs reflecting expectations for strong earnings and dividend growth, a favorable inflation and interest rate environment, and substantial money flows into mutual funds investing in U.S. financial assets. Once again, the S&P 500 was the best performer of the major indices, due to a superior performance of stocks of the largest, most visible companies in the index. Supporting this is the trend toward indexing and large inflows of foreign money seeking safe haven and/or fleeing markets in Southeast Asia.

  Despite our reservations in relation to the overall market, we continue to find individual stocks and selected industries attractive. We especially like those companies and industries that have visible and predictable earnings growth prospects and considerable potential such as healthcare, retailing, financial services and energy. The portfolio continues in a defensive posture, well diversified and biased towards noncyclical predictable growth companies whose unique earnings and products cycle will be relatively unaffected by the overall macroeconomic environment.


SECTOR ALLOCATION
--------------------------------------------------------------------------------
   as of 6/30/98

Consumer Growth         20.3%
Interest Sensitive      19.5%
Technology              16.6%
Industrial Cyclical     15.1%
Consumer Staples        11.2%
Energy                  11.1%
Capital Goods            4.2%
Consumer Cyclical        1.9%


For more complete information about the risk factors, expenses, policies and objectives, please see the prospectus. This material is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money.

Investments in this product are subject to market risk and loss of principal. The investment return and principal value of an investment in this product will fluctuate, so that units, when redeemed, may be worth more or less than their original cost. The information presented is based on past performance, which is not assurance of future results.

                                   THE EQUITY
                                INCOME PORTFOLIO
                                   MANAGED BY
                           MISSISSIPPI VALLEY ADVISORS


PORTFOLIO FACTS
--------------------------------------------------------------------------------
   as of  6/30/98

   Total Stocks
     in Portfolio            66
   Beta                     .86
   Average Market
     Capitalization       $  17B
   Average P/E Ratio       19.9x


TOP 10 HOLDINGS
BY MARKET VALUE
--------------------------------------------------------------------------------
   as of  6/30/98

                           % of Portfolio
 1.  National Fuel Gas Co.     2.50%
 2.  First Data Corp.          2.10
 3.  Consolidated
        National Gas           2.10
 4.  Dilliards Inc.            2.00
 5.  Aluminum Co. America      2.00
 6.  Baker Hughes Inc.         2.00
 7.  USX-Marthon Group         2.00
 8.  Columbia/HCA
        Healthcare Corp.       1.90
 9.  Burlington Northern
        Sante Fe               1.90
10.  SLM Holdings Corp.        1.90

     % OF PORTFOLIO           20.40%

   These holdings are subject to change without notice.


INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
   Inception Date: 7/1/97

   The Equity Income Portfolio seeks to provide investors with an above-average level of income consistent with capital appreciation. Generally, the Portfolio will be at least 65% invested in income-producing stocks. The Portfolio is intended for those investors with longer investment horizons who seek above-average total return and are willing to assume the risk associated with investments in stocks.


PERFORMANCE
--------------------------------------------------------------------------------
   as of 6/30/98

                                    SINCE
                                  INCEPTION       5 YEARS        1 YEAR

   Average Annual Total Return*    24.27%           --           24.27%

   * Average Annual Total Return is calculated including reinvestment of all income dividends and capital gain distributions.

   Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by Cova. If this performance included the effect of the insurance charge, performance numbers would be lower.

PORTFOLIO REVIEW AND OUTLOOK
--------------------------------------------------------------------------------
   as of 6/30/98

   The S&P 500 continued to record highs reflecting expectations for strong earnings and dividend growth. The S&P 500 was the best performer of the major indices, due to a superior performance of stocks of the largest, most visible companies in the index. Supporting this is the trend toward indexing and large inflows of foreign money seeking safe haven and/or fleeing markets in Southeast Asia.

  The significance of the situation in Southeast Asia and the potential impact on worldwide economic growth is hard to assess at this point. Therefore, our portfolio exposure in Southeast Asia is very limited by design. We are specifically avoiding companies in industries with direct export and competitive exposures such as autos, aerospace and industrial machinery. As a result, we remain cautious and continue to focus on relative values.


SECTOR ALLOCATION
--------------------------------------------------------------------------------
   as of 6/30/98


Interest Sensitive    42.1%
Industrial Cyclical   15.9%
Consumer Growth       12.3%
Energy                10.1%
Consumer Staple        8.3%
Capital Goods          4.3%
Consumer Cyclical      3.8%
Technology             3.2%



For more complete information about the risk factors, expenses, policies and objectives, please see the prospectus. This material is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money.

Investments in this product are subject to market risk and loss of principal. The investment return and principal value of an investment in this product will fluctuate, so that units, when redeemed, may be worth more or less than their original cost. The information presented is based on past performance, which is not assurance of future results.

                                  THE BALANCED
                                    PORTFOLIO
                                   MANAGED BY
                           MISSISSIPPI VALLEY ADVISORS


PORTFOLIO FACTS
--------------------------------------------------------------------------------
   as of 6/30/98

STOCK PORTION
   Total Stocks
     in Portfolio           59
   Beta                    .99
   Average Market
     Capitalization      $  27B
   Average P/E Ratio      22.7x

FIXED INCOME PORTION
   Average Maturity        6.4 yrs.
   Duration                4.6 yrs.
   Treasuries            81.60%
   Mortgage Pass-Thru    18.40%



TOP 10 HOLDINGS
--------------------------------------------------------------------------------
   as of 6/30/98

                              % of Portfolio
  1. U.S. Treasury Note
        (7.25%, 5/15/04)           6.60%
  2. U.S. Treasury Note
        (6.625%, 5/15/07)          6.50%
  3. U.S. Treasury Note
        (6.125%, 8/15/07)          6.30%
  4. U.S. Treasury Note
        (6.375%, 8/15/02)          6.30%
  5. U.S. Treasury Note
        (6.375%, 5/15/00)          6.20%
  6. GMMA Pool (7.0%, 2027)        2.00%
  7. FNMA Pool (6.5%, 1/01/12)     1.80%
  8. FNMA Pool (6.0%, 3/01/11)     1.80%
  9. GNMA Pool (6.5%, 3/15/24)     1.60%
 10. SLM Holding Corp.             1.00%

   * These holdings are subject to change without notice.

     % OF PORTFOLIO               40.10%

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

   Inception Date: 7/1/97

   The Balanced Portfolio seeks a combination of growth and current income through an actively managed portfolio that invests in both stocks and bonds. Based on economic conditions, the investment manager will allocate assets among stock, bond and cash equivalent investment options and will adjust these options to capitalize on changes in the market. It is generally intended for investors who wish to maintain a highly diversified portfolio that seeks to maximize total return.

PERFORMANCE
--------------------------------------------------------------------------------
   as of 6/30/98

                                    SINCE
                                  INCEPTION       5 YEARS        1 YEAR

   Average Annual Total Return*     13.27%          --           13.27%

   * Average Annual Total Return is calculated including reinvestment of all income dividends and capital gain distributions.

   Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by Cova. If this performance included the effect of the insurance charge, performance numbers would be lower.



PORTFOLIO REVIEW AND OUTLOOK
--------------------------------------------------------------------------------
   as of 6/30/98

STOCKS

   The S&P 500 continues to record highs reflecting expectations for strong earnings and dividend growth, a favorable inflation and interest rate environment, and substantial money flows into mutual funds investing in U.S. financial assets.

   Current strategy calls for a defensive posture within well-diversified portfolios emphasizing stocks of companies with predictable earnings growth and with indifference to the general macroeconomic cycle.

BONDS
   The bond market will likely remain highly volatile as it was throughout the first quarter. Jobs data and federal reserve commentary will have the greatest affect on the market. Bonds have shown strength, in longer maturities, which could have some impact in the shorter portion of the market as long as inflation stays low and the U.S. economy continues to grow. This scenario would likely provide the federal reserve with a reason to increase short-term interest rates.


SECTOR ALLOCATION
--------------------------------------------------------------------------------
   as of 6/30/98


Interest Sensitive       9.1%
Consumer Growth          8.7%
Technology               7.4%
Industrial Cyclical      5.6%
Consumer Staples         4.5%
Energy                   4.0%
Capital Goods            1.7%
Consumer Cyclical        1.0%



For more complete information about the risk factors, expenses, policies and objectives, please see the prospectus. This material is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money.

Investments in this product are subject to market risk and loss of principal. The investment return and principal value of an investment in this product will fluctuate, so that units, when redeemed, may be worth more or less than their original cost. The information presented is based on past performance, which is not assurance of future results.

                                  THE SMALL CAP
                                EQUITY PORTFOLIO
                                   MANAGED BY
                           MISSISSIPPI VALLEY ADVISORS



PORTFOLIO FACTS
--------------------------------------------------------------------------------
   as of 6/30/98

   Total Stocks
     in Portfolio           86
   Beta                    .89
   Average P/E Ratio      18.9x
   Average Market
     Capitalization       $868M


TOP 10 HOLDINGS
BY MARKET VALUE
--------------------------------------------------------------------------------
   as of 6/30/98

  1. Scherer RP Corp.               2.42%
  2. IXC Communications Inc.        2.21
  3. Ocean Energy Inc.              2.20
  4. OM Group Inc.                  2.13
  5. National Data Corp.            2.12
  6. Zebra Technologies CP          2.08
  7. Allergan Inc.                  1.97
  8. Kulicke &Soffa Inds. Inc.      1.96
  9. Maxxim Med. Inc.               1.94
 10. Sungard Data Sys. Inc.         1.86
     % of Portfolio                20.89%

   These holdings are subject to change without notice.


INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
   Inception Date: 7/1/97

   The Small Cap Equity Portfolio seeks long-term growth through a diversified portfolio of stocks. The Portfolio generally invests in the stocks of emerging or established small- to medium-sized companies with above-average potential for price appreciation. It is intended for those investors who are willing to assume more risk for potentially higher returns in an aggressive environment.

PERFORMANCE
--------------------------------------------------------------------------------
   as of 6/30/98

                                    SINCE
                                  INCEPTION       5 YEARS        1 YEAR

   Average Annual Total Return*      10.92%         --           10.92%

   * Average Annual Total Return is calculated including reinvestment of all income dividends and capital gain distributions.

   Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by Cova. If this performance included the effect of the insurance charge, performance numbers would be lower.

--------------------------------------------------------------------------------

PORTFOLIO REVIEW AND OUTLOOK
--------------------------------------------------------------------------------
   as of 6/30/98

   While small cap stocks did not quite keep pace with the S&P 500's strong first quarter gain of 14%, they recorded solid double-digit gains as measured by the Russell 2000. Unfortunately, the second quarter was quite another matter, as the Russell 2000 showed a 5% decline vs. a 3% gain for the S&P 500. Small cap stocks began the quarter in good shape through April, but in the six-week period from May 1 to June 15, the Russell 2000 declined 10%.

   Weaker sectors during this period included technology and energy. The extreme volatility within the small cap sector was most pronounced in the technology-related industries due to excess inventories as well as sharp cutbacks in capital spending and weakness in Asia. We use these periods of weakness to add positions to the portfolio, looking for well-positioned companies longer term.

   Looking forward, we expect the growth in corporate profits to slow. Key factors include the circumstances in Asia, the strong dollar and reduced benefits from unemployment reductions and restructurings. In this environment, smaller companies would seem to offer the best chance of showing above-average earnings growth. As a result, we believe that the performance of small cap stocks will rebound and perhaps take a leadership position in the market.



SECTOR ALLOCATION
--------------------------------------------------------------------------------
   as of 6/30/98


Consumer Growth          25.8%
Technology               24.8%
Interest Sensitive       16.8%
Industrial Cyclical      12.7%
Energy                    6.1%
Consumer Cyclical         5.3%
Consumer Staples          5.1%
Capital Goods             3.4%




For more complete information about the risk factors, expenses, policies and objectives, please see the prospectus. This material is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money.

Investments in this product are subject to market risk and loss of principal. The investment return and principal value of an investment in this product will fluctuate, so that units, when redeemed, may be worth more or less than their original cost. The information presented is based on past performance, which is not assurance of future results.

COVA SERIES TRUST
SMALL CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)


--------------------------------------------------------------------------------
SECURITY                                                                VALUE
DESCRIPTION                                        SHARES              (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS - 93.3%
AEROSPACE & DEFENSE - 0.5%
Orbital Sciences Corp. * .........................       11,400       $  426,075
                                                                      ----------
AIRLINES - 0.3%
ASA Holdings, Inc. ...............................        4,900          243,163
                                                                      ----------
AUTOMOTIVE - 3.4%
Intermet Corp. ...................................       62,100        1,125,563
Lithia Motors, Inc. Class A * ....................       15,000          221,250
Modine Manufacturing Co. .........................       10,800          373,950
Sonic Automotive, Inc. * .........................       10,400          170,950
Wabash National Corp. ............................       28,000          721,000
                                                                      ----------
                                                                       2,612,713
                                                                      ----------
BANKING - 7.3%
Bank North Group, Inc. ...........................       18,200          673,400
Bank of Commerce .................................        8,800          165,000
Bank United Corp. ................................       16,900          809,088
Colonial Bancgroup, Inc. .........................       17,300          557,925
Commercial Federal Corp. .........................        8,450          267,231
Community First Bankshares, Inc. .................       13,300          348,294
First International Bancorp, Inc. ................        4,100           58,938
Flagstar Bancorp, Inc. ...........................       13,200          321,750
GBC Bancorp ......................................        7,400          196,100
Hamilton Bancorp, Inc. * .........................        3,500          126,109
Imperial Bancorp * ...............................        2,800           84,000
Interwest Bancorp, Inc. ..........................        5,500          238,563
Investors Financial Services Corp. ...............        2,200          116,600
Irwin Financial Corp. ............................        6,200          180,188
National Commerce Bancorp ........................       16,400          686,750
Prime Bancshares, Inc. ...........................        6,100          154,788
Republic Banking Corp. of Florida ................        7,900          126,400
Southwest Bancorporation of Texas, Inc. ..........        9,600          180,600
Sterling Bancshares, Inc. ........................        5,050           79,538
Summit Bancshares, Inc. ..........................        2,800           58,450
Sun Bancorp, Inc. * ..............................        1,522           40,333
Trustco Bank Corp. N.Y ...........................       10,825          284,156
                                                                      ----------
                                                                       5,754,201
                                                                      ----------
BEVERAGES, FOOD & TOBACCO - 2.3%
American Italian Pasta Co. Class A * .............        5,200          193,700
Beringer Wine Estates Holdings, Inc. * ...........        4,700          207,094
Dekalb Genetics Corp. Class B ....................       12,200        1,154,425
Kensey Nash Corp. * ..............................       25,700          244,150
                                                                      ----------
                                                                       1,799,369
                                                                      ----------


                        See notes to financial statements

COVA SERIES TRUST
SMALL CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)


--------------------------------------------------------------------------------
SECURITY                                                                VALUE
DESCRIPTION                                               SHARES       (NOTE 1)
--------------------------------------------------------------------------------
BUILDING MATERIALS - 0.1%
Rock of Ages Corp. * .............................        4,200       $   65,100
                                                                      ----------

CHEMICALS - 2.8%
Albemarle Corp. ..................................       28,400          626,575
Bush Boake Allen, Inc. * .........................       12,400          363,475
General Chemical Group, Inc. .....................        4,800          133,200
Geon Co. (The) ...................................       11,000          252,313
Minerals Technologies, Inc. ......................        6,200          315,425
OM Group, Inc. ...................................        2,100           86,625
Tetra Technologies, Inc. * .......................       22,200          366,300
Wellman, Inc. ....................................        3,000           68,063
                                                                      ----------
                                                                       2,211,976
                                                                      ----------
COMMERCIAL SERVICES - 2.5%
Boron, LePore & Associates, Inc. * ...............        2,500           95,000
Comfort Systems USA, Inc. * ......................        7,900          184,663
Equity Corporation International * ...............        7,600          182,400
Hospitality Worldwide Services, Inc. * ...........        2,800           25,200
ITT Educational Services, Inc. * .................        2,900           93,525
ONSALE, Inc. * ...................................        5,800          143,550
Pinkertons, Inc. .................................       12,250          254,188
ProMedCo Management Co. * ........................       13,900          142,475
Service Experts, Inc. * ..........................       12,500          431,250
Steiner Leisure Ltd. .............................        7,225          218,556
Wackenhut Corrections Corp. * ....................        5,900          137,913
                                                                      ----------
                                                                       1,908,720
                                                                      ----------
COMMUNICATIONS - 2.9%
ANTEC Corp. * ....................................       10,200          236,513
Davox Corp. * ....................................       10,500          229,688
Excel Switching Corp. * ..........................       13,100          325,863
Exodus Communications, Inc. * ....................          600           26,850
Glenayre Technologies, Inc. * ....................       23,400          251,550
ICG Communications, Inc. * .......................        3,200          117,000
L-3 Communications Holdings, Inc. * ..............        1,400           45,763
MetroNet Communications Corp. Class B * ..........       10,000          282,500
Natural Microsystems Corp. * .....................        9,200          147,200
Omnipoint Corp. * ................................       13,700          314,244
Premiere Technologies, Inc. * ....................       12,000           99,562
Proxim, Inc. * ...................................       12,900          214,463
                                                                      ----------
                                                                       2,291,196
                                                                      ----------
COMPUTER SOFTWARE & PROCESSING - 6.1%
Aspect Development, Inc. * .......................        4,300          325,188
Avid Technology, Inc. * ..........................        6,400          214,400
Computer Horizons Corp. ..........................        2,300           85,244


                        See notes to financial statements

COVA SERIES TRUST
SMALL CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)


--------------------------------------------------------------------------------
SECURITY                                                             VALUE
DESCRIPTION                                          SHARES         (NOTE 1)
--------------------------------------------------------------------------------

COMPUTER SOFTWARE & PROCESSING - CONTINUED
Condor Technology Solutions, Inc. * ..............   19,200       $  283,200
CSG Systems International, Inc. * ................    5,700          267,188
Edify Corp. * ....................................   25,500          258,188
Informix Corp. * .................................   20,300          160,496
Intergrated Systems, Inc. * ......................    8,600          132,225
International Network Services * .................   11,200          459,200
Macromedia, Inc. * ...............................   18,300          341,981
MAPICS, Inc. * ...................................   18,200          358,313
Metro Informaton Services, Inc. * ................    9,100          356,038
Omtool Ltd. * ....................................    5,400           41,175
Pinnacle Systems, Inc. * .........................   10,000          323,750
Radiant Systems, Inc. * ..........................   13,200          191,400
Remedy Corp. * ...................................   11,300          192,100
Sapient Corp. ....................................    6,600          348,150
Transaction Systems Architects, Inc. Class A * ...    9,800          377,300
Verio, Inc. * ....................................    1,600           39,800
                                                                  ----------
                                                                   4,755,336
                                                                  ----------
COMPUTERS & INFORMATION - 0.7%
CNet, Inc. * .....................................    4,500          307,125
HMT Technology Corp. * ...........................   29,900          250,413
                                                                  ----------
                                                                     557,538
                                                                  ----------
CONSUMER SERVICES - 0.2%
Education Management Corp. * .....................    5,900          193,963
                                                                  ----------

CONTAINERS & PACKAGING - 0.2%
Ivex Packaging Corp. * ...........................    5,900          137,175
                                                                  ----------

ELECTRIC UTILITIES - 1.9%
Central Hudson Gas & Electric ....................   20,100          922,088
Cleco Corp. ......................................   19,500          580,125
                                                                  ----------
                                                                   1,502,213
                                                                  ----------
ELECTRICAL EQUIPMENT - 1.7%
Advanced Lighting Technolgies, Inc. * ............    2,000           46,500
Applied Power Inc. Class A .......................   11,400          391,875
ARM Holdings Plc (ADR) * .........................      800           49,000
BOLDER Technologies Corp. * ......................    9,200          115,000
MagneTek, Inc. * .................................   40,600          639,450
MicroStratetgy, Inc. * ...........................      700           19,775
Veeco Intruments, Inc. * .........................    2,500           62,188
                                                                  ----------
                                                                   1,323,788
                                                                  ----------
ELECTRONICS - 2.7%
8X8, Inc. * ......................................   12,600           61,425
American Xtal Technology, Inc. * .................    3,600           51,750


                        See notes to financial statements

COVA SERIES TRUST
SMALL CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)


--------------------------------------------------------------------------------
SECURITY                                                                VALUE
DESCRIPTION                                               SHARES       (NOTE 1)
--------------------------------------------------------------------------------
ELECTRONICS - CONTINUED
Anixter International, Inc. * ....................       18,600       $  354,563
ATMI, Inc. * .....................................       12,300          184,500
Exar Corp. * .....................................        6,300          132,300
Genesis Microchip, Inc. * ........................          700            5,556
Hutchinson Technology, Inc. * ....................        5,400          147,150
Inktomi Corp. * ..................................          500           19,875
Input/Output, Inc. * .............................       15,400          274,313
Integrated Device Technology, Inc. * .............       29,800          213,255
Integrated Silicon Solution, Inc. * ..............       14,400          100,800
Quickturn Design Systems, Inc. * .................       18,700          136,744
SDL Inc. * .......................................       11,900          284,113
Sipex Corp. ......................................        6,800          146,200
                                                                      ----------
                                                                       2,112,544
                                                                      ----------
ENTERTAINMENT & LEISURE - 0.5%
Cinar Films, Inc. Class B * ......................        4,600           89,700
Imax Corp. * .....................................       11,900          271,469
                                                                      ----------
                                                                         361,169
                                                                      ----------
ENVIRONMENTAL CONTROLS - 0.5%
American Disposal Services, Inc. * ...............        7,700          360,938
Sevenson Environmental Services, Inc. ............        5,780           48,408
                                                                      ----------
                                                                         409,346
                                                                      ----------
FINANCIAL SERVICES - 1.7%
First Federal Financial Corp. * ..................       11,100          577,200
Hanover Capital Mortgage Holdings, Inc. ..........        3,700           39,313
Litchfield Financial Corp. .......................       19,430          408,030
Ocwen Financial Corp. ............................        5,300          142,438
Waddell & Reed Financial, Inc. ...................        5,100          122,081
                                                                      ----------
                                                                       1,289,062
                                                                      ----------
FOREST PRODUCTS & PAPER - 1.8%
American Pad & Paper Co. * .......................       58,400          262,800
Caraustar Industries, Inc. .......................       21,100          609,263
Gaylord Container Corp. * ........................       25,400          195,263
Universal Forest Products, Inc. ..................       18,900          309,488
                                                                      ----------
                                                                       1,376,814
                                                                      ----------
HEALTH CARE PROVIDERS - 2.4%
Alternative Living Services, Inc. * ..............        8,360          225,720
Monarch Dental Corp. * ...........................        6,900          107,813
Pediatrix Medical Group, Inc. * ..................        6,100          226,844
Renal Care Group, Inc. * .........................        6,800          299,625
Sierra Health Services, Inc. * ...................       33,000          831,188
Sunrise Assisted Living, Inc. * ..................        4,100          140,938
                                                                      ----------
                                                                       1,832,128
                                                                      ----------


                        See notes to financial statements

COVA SERIES TRUST
SMALL CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)


-------------------------------------------------------------------------------------
SECURITY                                                                      VALUE
DESCRIPTION                                                  SHARES          (NOTE 1)
-------------------------------------------------------------------------------------
HEAVY MACHINERY - 1.0%
IDEXX Corp. ...........................................       17,750       $  612,375
Sauer, Inc. ...........................................       10,900          153,281
                                                                           ----------
                                                                              765,656
                                                                           ----------
HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 4.0%
Aaron Rents Inc. Class B ..............................       21,800          436,000
Bush Industries Class A ...............................       33,900          737,325
D.R. Horton, Inc. .....................................       80,300        1,676,263
Stanley Furniture Co., Inc. ...........................        8,800          223,300
                                                                           ----------
                                                                            3,072,888
                                                                           ----------
INDUSTRIAL - DIVERSIFIED - 0.6%
ABC Rail Products Corp. * .............................        6,300          108,675
Shaw Group, Inc. * ....................................       13,700          356,200
                                                                           ----------
                                                                              464,875
                                                                           ----------
INSURANCE - 4.9%
Annuity and Life Re (Holdings), Ltd. * ................       16,800          371,700
Capital Re Corp. ......................................       30,000        2,148,714
Renaissance Re (Holdings), Ltd. .......................       28,500        1,319,906
                                                                           ----------
                                                                            3,840,320
                                                                           ----------
LODGING - 0.3%
Candlewood Hotel Co., Inc. * ..........................       15,500          116,250
Extended Stay America, Inc. * .........................        9,500          106,875
                                                                           ----------
                                                                              223,125
                                                                           ----------
MEDIA - BROADCASTING & PUBLISHING - 1.2%
Banta Corp. ...........................................       16,500          509,438
Ditgital Generation Systems * .........................        2,300            8,050
Emmis Broadcasting Corp. * ............................        4,400          210,375
Journal Register, Co. * ...............................        3,200           53,600
Ziff-Davis, Inc. * ....................................       11,500          159,563
                                                                           ----------
                                                                              941,026
                                                                           ----------
MEDICAL SUPPLIES - 4.0%
Aspen Technologies, Inc. ..............................        9,600          484,800
CONMED Corp. * ........................................        6,000          138,000
Endocardial Solutions, Inc. * .........................        6,800           71,400
Focal, Inc. * .........................................        8,000           80,000
Lifeline Systems, Inc. * ..............................       12,500          231,250
Mariner Health Group, Inc. * ..........................       30,900          513,713
Novoste Corp. * .......................................        7,300          161,056
Physio-Control International Corp. * ..................        6,200          163,138
ResMed, Inc. * ........................................        4,200          191,363
Sangstat Medical Corp. * ..............................       17,700          555,338
Sola International, Inc. * ............................       12,200          398,788


                        See notes to financial statements

COVA SERIES TRUST
SMALL CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)


--------------------------------------------------------------------------------
SECURITY                                                                VALUE
DESCRIPTION                                               SHARES       (NOTE 1)
--------------------------------------------------------------------------------
MEDICAL SUPPLIES - CONTINUED
Symphonix Devices, Inc. * ........................        3,700       $   42,550
Vital Signs, Inc. ................................        3,500           63,875
                                                                      ----------
                                                                       3,095,271
                                                                      ----------
MEDICAL & BIO-TECHNOLOGY - 0.3%
Affymetrix, Inc. * ...............................        2,800           67,375
Arqule, Inc. * ...................................        4,600           59,513
Aurora Biosciences Corp. * .......................        7,300           42,888
Genome Therapeutics Corp. * ......................       11,600           52,200
                                                                      ----------
                                                                         221,976
                                                                      ----------
METALS - 4.3%
Amcast Industrial Corp. ..........................        9,500          176,938
Commercial Metals Co. ............................       33,000        1,014,750
Mueller Industries ...............................       40,200        1,492,425
Schnitzer Steel Industries, Inc. Class A .........       15,800          373,275
Steel Technologies, Inc. .........................       25,600          262,400
                                                                      ----------
                                                                       3,319,788
                                                                      ----------
MISCELLANEOUS - 0.3%
HA-LO Industries, Inc. * .........................        6,500          202,313
                                                                      ----------

OFFICE EQUIPMENT - 0.1%
P-Com, Inc. ......................................       11,500          105,296
                                                                      ----------

OIL & GAS - 5.3%
Atmos Energy Corp. ...............................       19,300          588,650
Devon Energy Corp. ...............................        9,200          321,425
Dril-Quip, Inc. * ................................        6,900          181,125
Indiana Energy, Inc. .............................        7,700          230,038
National-Oilwell, Inc. ...........................       12,300          329,794
Newfield Exploration Co. * .......................       13,300          330,838
Patterson Energy, Inc. ...........................       33,700          329,626
Plains Resource, Inc. * ..........................        9,000          161,438
Public Service Co. of North Carolina .............        3,900           84,825
Snyder Oil Corp. .................................        6,300          125,606
St. Mary Land & Exploration Co. ..................        7,300          176,113
Tesoro Petroleum Corp. * .........................        9,200          146,050
Vintage Petroleum, Inc. ..........................       13,000          245,375
Wicor, Inc. ......................................       36,500          844,063
                                                                      ----------
                                                                       4,094,966
                                                                      ----------
PHARMACEUTICALS - 4.8%
Applied Analytical Industries, Inc. * ............       19,300          277,438
First Alliance Corp. .............................        2,900           20,300
Hubco, Inc. ......................................       12,140          434,764
Human Genome Sciences, Inc. * ....................       16,400          585,275


                        See notes to financial statements

COVA SERIES TRUST
SMALL CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)


--------------------------------------------------------------------------------
SECURITY                                                                VALUE
DESCRIPTION                                               SHARES       (NOTE 1)
--------------------------------------------------------------------------------
PHARMACEUTICALS - CONTINUED
IDEC Pharmaceuticals Corp. * .....................        8,100       $  190,856
Incyte Pharmaceuticals, Inc. .....................       10,400          354,900
Kos Pharmaceuticals, Inc. * ......................       16,200          164,025
Ligand Pharmaceuticals Class B * .................       24,000          309,000
Millennium Pharmaceuticals, Inc. * ...............        7,000           98,875
U.S. Bioscience, Inc. * ..........................        8,100           66,319
Ventana Medical Systems, Inc. * ..................       43,600        1,220,800
                                                                      ----------
                                                                       3,722,552
                                                                      ----------
REAL ESTATE - 7.7%
American General Hospitality Corp. (REIT) ........       18,300          388,875
Amresco, Inc. * ..................................        6,200          180,575
Arden Realty Group, Inc. (REIT) ..................       26,100          675,338
Brandywine Realty Trust (REIT) ...................        6,900          154,388
Burnham Pacific Properties, Inc. (REIT) ..........       21,200          300,775
Camden Property Trust (REIT) .....................       10,991          326,982
CBL & Associates Properties, Inc. (REIT) .........       11,200          271,600
Correctional Properties Trust (REIT) * ...........        2,500           50,625
Cousins Properties, Inc. (REIT) ..................       13,200          394,350
Developers Diversified Realty Corp. (REIT) .......        3,700          144,994
ElderTrust (REIT) ................................        6,500          111,719
Entertainment Properties Trust (REIT) ............        5,900          107,675
IMH Commercial Holdings, Inc. (REIT) .............        4,100           58,938
LaSalle Hotel Properties (REIT) * ................        7,500          127,031
Manufactured Home Communities, Inc. (REIT) .......       11,600          279,850
Merry Land & Investment Co., Inc. (REIT) .........       10,300          216,944
Mills Corp. (REIT) ...............................        8,400          201,600
National Golf Properties, Inc. (REIT) ............        8,300          249,519
Post Properties, Inc. (REIT) .....................       18,367          707,130
Summit Properties, Inc. (REIT) * .................          100            1,894
Sunstone Hotel Investors, Inc. (REIT) ............       13,100          174,394
Tower Realty Trust, Inc. (REIT) ..................        7,400          165,575
Urban Shopping Centers, Inc. (REIT) ..............        5,900          185,850
Weeks Corp. (REIT) ...............................       16,300          515,488
                                                                      ----------
                                                                       5,992,109
                                                                      ----------
RESTAURANTS - 1.0%
Applebee's International, Inc. ...................        3,400           76,075
Friendly Ice Cream Corp. * .......................        6,800          114,750
Papa John's International, Inc. * ................        9,400          370,713
Showbiz Pizza Time, Inc. * .......................        5,800          233,813
                                                                      ----------
                                                                         795,351
                                                                      ----------
RETAILERS - 4.8%
Central Garden & Pet Co. * .......................       12,400          385,950
Delia's, Inc. * ..................................        6,700          104,688


                        See notes to financial statements

COVA SERIES TRUST
SMALL CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)


--------------------------------------------------------------------------------
SECURITY                                                                VALUE
DESCRIPTION                                               SHARES       (NOTE 1)
--------------------------------------------------------------------------------
RETAILERS - CONTINUED
Fingerhut Co., Inc. ..............................        2,200       $   72,600
Garden Ridge Corp. * .............................       39,600          767,250
Guitar Center, Inc. * ............................        7,900          237,988
Let's Talk Cellular & Wireless, Inc. * ...........        3,300           42,488
O'Reilly Automotive, Inc. * ......................          200            7,200
Pacific Sunwear of California, Inc. ..............        4,875          170,625
Party City Corp. .................................       14,950          439,156
ShopKo Stores, Inc. * ............................       11,500          391,000
Sunglass Hut International, Inc. * ...............       19,700          217,931
Urban Outfitters, Inc. * .........................       48,200          879,650
                                                                      ----------
                                                                       3,716,526
                                                                      ----------
TELEPHONE SYSTEMS - 1.9%
Concentric Network Corp. * .......................       18,500          560,781
Intermedia Communications, Inc. * ................        8,200          343,888
ITC DeltaCom, Inc. * .............................        1,400           59,828
NEXTLINK Communications, Inc. * ..................        2,100           79,538
SkyTel Communications, Inc. * ....................       16,900          395,565
                                                                      ----------
                                                                       1,439,600
                                                                      ----------
TEXTILES, CLOTHING & FABRICS - 1.0%
Ashworth, Inc. * .................................       31,200          432,900
Collins & Aikman Corp. * .........................        9,000           66,938
Genesco, Inc. * ..................................       18,000          293,625
                                                                      ----------
                                                                         793,463
                                                                      ----------
TRANSPORTATION - 2.5%
Allied Holdings, Inc. * ..........................       14,500          305,406
American Freightways Corp. * .....................       20,700          207,000
Genesee & Wyoming Inc. Class A * .................        9,400          178,600
Jevic Transportation, Inc. * .....................        2,300           26,163
Pegasus Systems, Inc. * ..........................        8,000          205,000
Werner Enterprises, Inc. .........................       29,775          567,586
Willis Lease Finance Corp. * .....................       18,200          416,325
                                                                      ----------
                                                                       1,906,080
                                                                      ----------


                        See notes to financial statements

COVA SERIES TRUST
SMALL CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)


--------------------------------------------------------------------------------
SECURITY                                                                VALUE
DESCRIPTION                                               SHARES       (NOTE 1)
--------------------------------------------------------------------------------

WATER COMPANIES - 0.8%
E-Town Corp. .....................................        10,400       $    90,000
Southern California Water Co. ....................         8,300           225,138
                                                                       -----------
                                                                           615,138
                                                                       -----------

TOTAL INVESTMENTS - 93.3%
(Cost $66,652,301)                                                      72,491,908

Other Assets and Liabilities (net) - 6.7%                                5,233,998
                                                                       -----------
TOTAL NET ASSETS - 100.0%                                              $77,725,906
                                                                       ===========


PORTFOLIO FOOTNOTES:

* Non-income producing security as this stock did not declare or pay dividends in the last 12 month period.

REIT - Real Estate Investment Trust

ADR - American Depositary Receipt


                        See notes to financial statements

COVA SERIES TRUST
QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS -

JUNE 30, 1998 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

----------------------------------------------------------------------------------------------------------
     PAR           SECURITY                                                                       VALUE
    AMOUNT       DESCRIPTION                                             COUPON   MATURITY       (NOTE 1)
----------------------------------------------------------------------------------------------------------
                 DOMESTIC BONDS AND DEBT SECURITIES - 85.6%
                 ASSET BACKED - 5.3%
  $400,000       Chase Credit Card Master Trust ..............           6.300%   04/15/03     $  404,770
   100,000       First Omni Credit Card Master Trust .........           6.650%   09/15/03        102,387
   189,000       Ford Credit Auto Loan Master Trust ..........           6.500%   08/15/02        191,702
   295,320       Nomura Asset Securities Corp. ...............           6.280%   03/17/28        298,422
   149,991       Premier Auto Trust ..........................           6.150%   03/06/00        150,389
   200,000       Premier Auto Trust ..........................           6.050%   04/06/00        200,489
   100,000       Sears Credit Account Master Trust ...........           6.500%   10/15/03        100,640
    42,270       World Omni Automobile Securitization Trust ..           6.300%   06/25/02         42,317
    54,457       World Omni Lease Trust ......................           5.950%   11/15/02         54,492
                                                                                               ----------
                                                                                                1,545,608
                                                                                               ----------
                 CORPORATE BONDS - 21.6%
   735,000       Aerial Communications, Inc. (144A)@ .........               +    02/01/08        351,466
    50,000       American Standard Co., Inc. .................           7.375%   04/15/05         49,890
   200,000       Amsouth Bank of Alabama (b) .................           6.450%   02/01/18        206,531
    60,000       Banc One Corp. ..............................           7.625%   10/15/26         67,305
    50,000       Calpine Corp. (144A)@ .......................           7.875%   04/01/08         50,125
   200,000       Canadian Imperial Bank ......................           6.200%   08/01/00        201,683
   125,000       Clear Channel Communications, Inc. ..........           7.250%   10/15/27        129,180
   100,000       Columbia Gas System, Inc. ...................           7.620%   11/28/25        108,599
   250,000       Columbus Southern Power .....................           6.850%   10/03/05        259,618
   100,000       Eastman Chemical Co. ........................           7.250%   01/15/24        104,203
   300,000       EOP Operating L.P. (144A)@ ..................           6.376%   02/15/12        301,467
   225,000       Fleet Capital Ltd. ..........................           7.920%   12/11/26        243,891
   500,000       Ford Motor Credit Co. (b) ...................           6.625%   06/30/03        511,342
    50,000       Fred Meyer, Inc. ............................           7.450%   03/01/08         50,191
   300,000       General Motors Acceptance Corp. .............           6.869%   08/15/07        313,793
    60,000       Glenborough Realty Trust, Inc. (REIT) (144A)@           7.625%   03/15/05         60,528
   200,000       Household Finance Corp. .....................           6.125%   02/27/03        198,250
   225,000       Ingersoll-Rand Co. ..........................           6.391%   11/15/27        234,026
   125,000       Kincaid Generation LLC (144A)@ ..............           7.330%   06/15/20        130,947
   225,000       Laidlaw, Inc. ...............................           6.500%   05/01/05        228,932
   200,000       LASMO (USA), Inc. ...........................           7.500%   06/30/06        213,583
    75,000       Lenfest Communications, Inc. (144A)@ ........           7.625%   02/15/08         76,594
   300,000       National Fuel Gas Co. (b) ...................           6.214%   08/12/27        311,636
    10,000       NationsBank Corp. ...........................           7.250%   10/15/25         10,767
    30,000       News America Holdings, Inc. .................           7.700%   10/30/25         32,260
   100,000       NGC Corp. ...................................           7.625%   10/15/26        112,039
   242,824       Oil Purchase Co. (144A)@ ....................           7.100%   10/31/02        244,082
   200,000       PacifiCorp ..................................           6.750%   07/15/04        204,874
    50,000       Rural/Metro Corp. (144A)@ ...................           7.875%   03/15/08         48,125
    30,000       Smithfield Foods, Inc. (144A)@ ..............           7.625%   02/15/08         30,450
    60,000       Stena AB ....................................           8.750%   06/15/07         60,300
    70,000       Tele-Communications TCI Group ...............           7.875%   02/15/26         78,845
    30,000       Tenet Healthcare Corp. ......................           8.000%   01/15/05         31,050
    60,000       Tricon Global Restaurants, Inc. .............           7.450%   05/15/05         60,627
   300,000       Union Pacific Corp. .........................           6.625%   02/01/08        302,598
   100,000       U.S. Cellular Corp. .........................           7.250%   08/15/07        103,338
    65,000       Weeks Realty L.P. ...........................           6.875%   03/15/05         65,258
   200,000       Western Resources, Inc. .....................           6.875%   08/01/04        205,470
   200,000       Williams Companies, Inc. ....................           6.125%   02/01/01        200,049
   100,000       Worldcom, Inc. ..............................           7.750%   04/01/27        112,675
                                                                                               ----------
                                                                                                6,306,587
                                                                                               ----------
                 CORPORATE MORTGAGE BACKED SECURITIES - 11.5%
   345,630       Deutsche Mortgage and Asset Receiving Corp. .           6.220%   09/15/07        347,726
   200,000       Green Tree Financial Corp. ..................           6.270%   09/15/12        201,611
   415,241       LB Commercial Conduit Mortgage Trust ........           6.330%   11/18/04        419,616
   345,094       Merrill Lynch Mortgage Investors, Inc. ......           6.220%   02/15/30        347,384
   235,000       Money Store Home Equity Trust (The) .........           6.485%   12/15/38        239,029


                       See notes to financial statements

COVA SERIES TRUST
QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED

JUNE 30, 1998 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


-------------------------------------------------------------------------------------------------------------
      PAR      SECURITY                                                                               VALUE
    AMOUNT     DESCRIPTION                                                   COUPON   MATURITY       (NOTE 1)

-------------------------------------------------------------------------------------------------------------

               CORPORATE MORTGAGE BACKED SECURITIES - CONTINUED
   $324,680    Morgan Stanley Capital, Inc. ................................  6.190%  01/15/07    $   326,247
    420,441    Morgan Stanley Capital, Inc. ................................  6.250%  07/15/07        425,468
    127,613    Morgan Stanley Capital, Inc. ................................  6.590%  10/03/30        130,709
    125,368    Mortgage Capital Funding, Inc. ..............................  6.525%  01/20/07        127,664
    396,052    Mortgage Capital Funding, Inc. ..............................  6.417%  06/18/07        401,706
    393,093    Ocwen Residential MBS Corp. (144A)@ .........................  4.000%  10/25/40        388,671
                                                                                                  -----------
                                                                                                    3,355,831
                                                                                                  -----------
               MEDIUM TERM SECURITIES - 3.2%
    200,000    Ford Motor Credit Co. .......................................  7.470%  07/29/99        202,967
    200,000    General Motors Acceptance Corp. .............................  6.700%  06/24/99        201,200
    500,000    General Motors Acceptance Corp. (b) .........................  6.750%  11/04/04        515,256
                                                                                                  -----------
                                                                                                      919,423
                                                                                                  -----------
               U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 24.9%
    325,000    Federal Home Loan Mortgage Corp. ............................  6.500%  07/15/16        327,312
    150,000    Federal Home Loan Mortgage Corp. ............................  6.500%  09/15/23        152,324
     61,943    Federal Home Loan Mortgage Corp. ............................  8.500%  08/01/26         64,769
    150,000    Federal National Mortgage Association .......................  6.500%  11/25/07        152,922
    386,943    Federal National Mortgage Association .......................  7.000%  05/01/11        394,319
    628,972    Federal National Mortgage Association .......................  7.000%  05/01/12        640,961
    139,853    Federal National Mortgage Association .......................  7.000%  05/01/12        142,519
     32,016    Federal National Mortgage Association .......................  7.000%  09/01/12         32,626
     55,729    Federal National Mortgage Association .......................  7.500%  09/01/25         57,227
    181,402    Federal National Mortgage Association .......................  6.500%  02/01/26        180,834
    497,698    Federal National Mortgage Association (b) ...................  6.500%  01/01/27        497,210
    103,132    Federal National Mortgage Association .......................  7.500%  06/01/27        105,903
     68,968    Federal National Mortgage Association .......................  7.500%  08/01/27         70,821
     83,574    Federal National Mortgage Association .......................  8.000%  09/01/27         86,551
    517,185    Federal National Mortgage Association .......................  7.500%  11/01/27        531,080
    363,974    Federal National Mortgage Association .......................  8.000%  12/01/27        376,940
  1,000,000    Federal National Mortgage Association (a) ...................  7.000%  07/14/28      1,013,750
    219,099    Government National Mortgage Association ....................  7.000%  04/15/24        222,797
     93,463    Government National Mortgage Association ....................  7.000%  12/15/25         95,041
    799,517    Government National Mortgage Association ....................  7.000%  12/15/25        813,012
    186,568    Government National Mortgage Association ....................  7.000%  04/15/26        189,717
     86,930    Government National Mortgage Association ....................  7.500%  08/15/26         89,402
     92,871    Government National Mortgage Association ....................  7.500%  02/15/27         95,512
    891,000    Government National Mortgage Association ....................  7.500%  06/15/28        916,339
                                                                                                  -----------
                                                                                                    7,249,888
                                                                                                  -----------
               U.S. TREASURY SECURITIES - 19.1%
    660,000    U.S. Treasury Bond ..........................................  7.875%  11/15/04        741,468
  2,623,000    U.S. Treasury Bond (b) ......................................  6.750%  08/15/26      3,004,149
    120,000    U.S. Treasury Note ..........................................  6.000%  06/30/99        120,600
    190,000    U.S. Treasury Note ..........................................  6.250%  02/28/02        194,394
    925,000    U.S. Treasury Note (a) ......................................  5.750%  08/15/03        935,117
     90,000    U.S. Treasury Note ..........................................  6.875%  05/15/06         97,509
    470,000    U.S. Treasury Note ..........................................  5.500%  02/15/08        470,000
                                                                                                  -----------
                                                                                                    5,563,237
                                                                                                  -----------

               Total Domestic Bonds and Debt Securities (Cost $24,598,894)                         24,940,574
                                                                                                  -----------

               FOREIGN BONDS AND DEBT SECURITIES - 12.0%
               ARGENTINA - 0.2%

    $52,272    Argentina (Republic of) (Global) ............................  6.625%  03/31/05         46,253
                                                                                                  -----------

               CANADA - 2.8%
   $150,000    Express Pipeline L.P. (144A)@                                  6.470%  12/31/11        150,741
    $80,000    Gulf Canada Resources, Ltd. (Yankee)                           8.250%  03/15/17         90,082
   $100,000    Hydro-Quebec (Yankee)                                          9.500%  11/15/30        137,879



                       See notes to financial statements

COVA SERIES TRUST
QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED

JUNE 30, 1998 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


-----------------------------------------------------------------------------------------------
      PAR        SECURITY                                                              VALUE
     AMOUNT      DESCRIPTION                                 COUPON      MATURITY     (NOTE 1)
-----------------------------------------------------------------------------------------------


                 CANADA - CONTINUED
     $200,000    Laidlaw, Inc. (Yankee) ..................... 6.720%     10/01/27   $   209,928
     $200,000    Quebec Province (Yankee) ................... 7.500%     07/15/23       222,846
                                                                                    -----------
                                                                                        811,476
                                                                                    -----------
                 CHILE - 0.9%
     $250,000    Celulosa Arauco (Yankee) ................... 6.950%     09/15/05       252,071
                                                                                    -----------
                 COSTA RICA - 0.2%
      $60,000    Costa Rica (Republic of) (144A)@ ........... 8.000%     05/01/03        60,600
                                                                                    -----------
                 FRANCE - 3.4%
  F 6,150,000    French Treasury Bill ....................... 4.750%     03/12/02     1,032,105
                                                                                    -----------
                 GERMANY - 3.5%
 DM 1,650,000    German Unity Fund .......................... 8.500%     02/20/01     1,011,970
                                                                                    -----------
                 MEXICO - 0.1%
      $35,000    Mexican (Global Bond) ......................11.500%     05/15/26        39,813
                                                                                    -----------
                 SUPRA NATIONAL - 0.9%
     $250,000    Corp Andina De Fomento (Yankee) ............ 6.750%     03/15/05       252,911
                                                                                    -----------

                 Total Foreign Bonds and Debt Securities (Cost $3,459,329)            3,507,199
                                                                                    -----------

                 TOTAL INVESTMENTS - 97.6%
                 (Cost $28,058,223)                                                  28,447,773

                 Other Assets and Liabilities (net) -  2.4%                             712,867
                                                                                    -----------

                 TOTAL NET ASSETS - 100.0%                                          $29,160,640
                                                                                    ===========



                 PORTFOLIO FOOTNOTES:

                 (a) Security purchased on a delayed delivery or when-issued basis. (See note 1 to financial statements)


                 (b) Assets segregated for purchase price of delayed delivery or when-issued security.

                  @ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to
                      Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

                  +   Zero coupon bond

                  Yankee - U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.

                  REIT - Real Estate Investment Trust

                  F - French Franc

                  DM - German Mark



                       See notes to financial statements

COVA SERIES TRUST
SELECT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)

---------------------------------------------------------------------------------
SECURITY                                                                  VALUE
DESCRIPTION                                              SHARES          (NOTE 1)
---------------------------------------------------------------------------------

COMMON STOCKS - 98.3%
AEROSPACE & DEFENSE - 3.1%
AlliedSignal, Inc. ...............................       71,100       $ 3,155,063
Coltec Industries, Inc. * ........................       82,100         1,631,738
                                                                      -----------
                                                                        4,786,801
                                                                      -----------
AUTOMOTIVE - 1.3%
Goodyear Tire & Rubber Co. .......................       30,800         1,984,675
                                                                      -----------
BANKING - 6.4%
Associates First Capital Corp. ...................       20,000         1,537,500
Astoria Financial Corp. ..........................       12,900           690,150
Chase Manhattan Corp. ............................          200            15,100
Citicorp .........................................        7,000         1,044,750
First Union Corp. ................................       55,895         3,255,938
KeyCorp ..........................................        5,900           210,188
Long Island Bancorp, Inc. ........................       10,300           625,725
Norwest Corp. ....................................       48,200         1,801,475
Washington Mutual, Inc. ..........................       17,860           775,794
                                                                      -----------
                                                                        9,956,620
                                                                      -----------
BEVERAGES, FOOD & TOBACCO - 7.6%
Anheuser-Busch Companies, Inc. ...................       80,600         3,803,313
Pepsico, Inc. ....................................       71,200         2,932,550
Philip Morris Companies, Inc. ....................       76,000         2,992,500
Ralston-Ralston Purina Group .....................       12,100         1,413,431
Seagrams Co. Ltd. ................................       17,600           720,500
Unilever N.V .....................................          800            63,150
                                                                      -----------
                                                                       11,925,444
                                                                      -----------
CHEMICALS - 5.7%
Du Pont (E.I.) De Nemours and Co. ................       22,500         1,679,063
Monsanto Co. .....................................       87,500         4,889,063
Rohm & Haas Co. ..................................       23,000         2,390,563
                                                                      -----------
                                                                        8,958,689
                                                                      -----------
COMMERCIAL SERVICES - 3.7%
Service Corp. International ......................       56,400         2,418,150
Waste Management, Inc. ...........................       96,300         3,370,500
                                                                      -----------
                                                                        5,788,650
                                                                      -----------
COMMUNICATIONS - 1.2%
MCI Communications Corp. .........................       30,800         1,790,250
Tele-Communications TCI Ventures Group ...........        4,504            90,362
                                                                      -----------
                                                                        1,880,612
                                                                      -----------
COMPUTER SOFTWARE & PROCESSING - 4.9%
Autodesk, Inc. ...................................       12,500           482,813
Cisco Systems, Inc. ..............................       40,600         3,737,738



                       See notes to financial statements

COVA SERIES TRUST
SELECT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)

---------------------------------------------------------------------------------
SECURITY                                                                  VALUE
DESCRIPTION                                               SHARES          (NOTE 1)
---------------------------------------------------------------------------------

COMPUTER SOFTWARE & PROCESSING - CONTINUED
Computer Associates International, Inc. ..........        32,300       $1,794,669
First Data Corp. .................................        33,700        1,122,631
Oracle Corp. .....................................        24,800          609,150
                                                                       ----------
                                                                        7,747,001
                                                                       ----------
COMPUTERS & INFORMATION - 5.6%
EMC Corp. ........................................        67,400        3,020,363
International Business Machines Corp. ............        16,200        1,859,963
Quantum Corp. ....................................        38,600          800,950
Sun Microsystems, Inc. * .........................        71,700        3,114,469
                                                                       ----------
                                                                        8,795,745
                                                                       ----------
ELECTRIC UTILITIES - 2.8%
New England Electric System ......................        41,700        1,803,525
Northern States Power Co. ........................        35,000        1,001,875
PP&L Resources, Inc. .............................        28,700          651,131
Wisconsin Energy Corp. ...........................        31,700          962,888
                                                                       ----------
                                                                        4,419,419
                                                                       ----------
ELECTRICAL EQUIPMENT - 1.4%
Cooper Industries, Inc. ..........................        40,500        2,224,969
                                                                       ----------

ELECTRONICS - 1.6%
Input/Output, Inc. * .............................        65,300        1,163,156
Texas Instruments, Inc. ..........................        22,300        1,300,369
                                                                       ----------
                                                                        2,463,525
                                                                       ----------
ENTERTAINMENT & LEISURE - 3.1%
International Game Technology ....................        82,500        2,000,625
Mattel, Inc. .....................................        30,000        1,269,375
Mirage Resorts, Inc. * ...........................        73,700        1,570,731
                                                                       ----------
                                                                        4,840,731
                                                                       ----------
FINANCIAL SERVICES - 2.7%
Federal National Mortgage Association ............        70,900        4,307,175
                                                                       ----------

FOREST PRODUCTS & PAPER - 0.9%
Stone Container Corp. * ..........................        94,300        1,473,438
                                                                       ----------

HEALTH CARE PROVIDERS - 2.4%
Humana, Inc. * ...................................       120,500        3,758,094
                                                                       ----------

HOUSEHOLD PRODUCTS - 3.5%
Procter & Gamble Co. .............................        60,300        5,491,057
                                                                       ----------

INSURANCE - 5.9%
Allstate Corp. ...................................         8,200          750,813
Marsh & McLennan Cos., Inc. ......................        48,700        2,943,306


                       See notes to financial statements

COVA SERIES TRUST
SELECT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)

---------------------------------------------------------------------------------
SECURITY                                                                  VALUE
DESCRIPTION                                              SHARES          (NOTE 1)
---------------------------------------------------------------------------------

INSURANCE - CONTINUED
MBIA, Inc. .......................................        31,000       $2,321,125
Travelers Group, Inc. ............................        54,400        3,298,000
                                                                       ----------
                                                                        9,313,244
                                                                       ----------
MEDIA - BROADCASTING & PUBLISHING - 1.7%
Comcast Corp. ....................................        64,500        2,618,294
                                                                       ----------

MEDICAL SUPPLIES - 1.0%
United States Surgical Corp. .....................        33,300        1,519,313
                                                                       ----------

METALS - 0.0%
Allegheny Teledyne, Inc. .........................           200            4,575
                                                                       ----------

OIL & GAS - 5.7%
Atlantic Richfield Co. ...........................        17,900        1,398,438
British Petroleum Co. Plc (ADR) ..................        20,646        1,822,010
Schlumberger Ltd. ................................         8,800          601,150
Tosco Corp. ......................................       129,500        3,804,063
Valero Energy Corp. ..............................        39,600        1,316,700
                                                                       ----------
                                                                        8,942,361
                                                                       ----------
PHARMACEUTICALS - 7.8%
Alza Corp. * .....................................        44,500        1,924,625
American Home Products Corp. .....................        20,400        1,055,700
Bristol-Myers Squibb Co. .........................        34,700        3,988,331
Eli Lilly & Co. ..................................        20,900        1,380,706
Pfizer, Inc. .....................................        19,000        2,065,063
Warner Lambert Co. ...............................        25,400        1,762,125
                                                                       ----------
                                                                       12,176,550
                                                                       ----------
REAL ESTATE - 3.1%
Simon Debartolo Group, Inc. (REIT) ...............        22,800          741,000
Starwood Hotels & Resorts Trust (REIT) ...........        86,016        4,155,648
                                                                       ----------
                                                                        4,896,648
                                                                       ----------
RETAILERS - 5.3%
Circuit City Stores, Inc. ........................        30,600        1,434,375
CompUSA, Inc. * ..................................        45,200          816,425
Federated Department Stores, Inc. * ..............        24,800        1,334,550
K-Mart Corp. * ...................................       138,200        2,660,350
Sears, Roebuck and Co. ...........................        20,900        1,276,206
TJX Companies, Inc. ..............................        31,100          750,288
                                                                       ----------
                                                                        8,272,194
                                                                       ----------
TELEPHONE SYSTEMS - 6.7%
Cincinnati Bell, Inc. ............................         7,800          223,275
Frontier Corp. ...................................        34,600        1,089,900
GTE Corp. ........................................        43,800        2,436,375


                       See notes to financial statements

COVA SERIES TRUST
SELECT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)

-------------------------------------------------------------------------------------
SECURITY                                                                      VALUE
DESCRIPTION                                                   SHARES        (NOTE 1)
-------------------------------------------------------------------------------------

TELEPHONE SYSTEMS - CONTINUED
SBA Communications Corp. .........................           114,500     $  4,580,000
Worldcom, Inc. * .................................            45,000        2,179,688
                                                                         ------------
                                                                           10,509,238
                                                                         ------------
TEXTILES, CLOTHING & FABRICS - 0.6%
Collins & Aikman Corp. * .........................            27,300          203,044
Fruit of the Loom, Inc. * ........................            21,500          713,531
                                                                         ------------
                                                                              916,575
                                                                         ------------
TRANSPORTATION - 2.6%
Union Pacific Corp. ..............................            91,100        4,019,788
                                                                         ------------

TOTAL INVESTMENTS - 98.3%
(Cost $148,911,647)                                                       153,991,425

Other Assets and Liabilities (net) - 1.7%                                   2,733,901
                                                                         ------------

TOTAL NET ASSETS - 100.0%                                                $156,725,326
                                                                         ============



PORTFOLIO FOOTNOTES:

* Non-income producing security as this stock did not declare or pay dividends in the last 12 month period.

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust



                       See notes to financial statements

COVA SERIES TRUST
LARGE CAP STOCK PORTFOLIO


PORTFOLIO OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                                VALUE
DESCRIPTION                                               SHARES       (NOTE 1)
--------------------------------------------------------------------------------

COMMON STOCKS - 99.3%
AEROSPACE & DEFENSE - 2.7%
AlliedSignal, Inc. ...................................... 10,700     $  474,813
Boeing Co. .............................................. 20,100        895,706
Coltec Industries, Inc.* ................................  1,500         29,813
Raytheon Co. Class A ....................................  4,900        282,363
                                                                     ----------
                                                                      1,682,695
                                                                     ----------
AIRLINES - 0.1%
FDX Corp.* ..............................................  1,200         75,300
                                                                     ----------

AUTOMOTIVE - 2.2%
Chrysler Corp. .......................................... 11,800        665,225
Cooper Tire & Rubber Co. ................................  1,600         33,000
Eaton Corp. .............................................  1,000         77,750
Echlin, Inc. ............................................  3,800        186,438
Genuine Parts Co. .......................................  2,900        100,231
Goodyear Tire & Rubber Co. ..............................  3,400        219,088
Lear Corp.* .............................................  1,500         76,969
                                                                     ----------
                                                                      1,358,701
                                                                     ----------
BANKING - 9.0%
Associated Banc-Corp ....................................    600         22,575
Associates First Capital Corp. ..........................  3,300        253,688
Banc One Corp. ..........................................  2,300        128,369
BankAmerica Corp. .......................................  7,100        613,706
Bankers Trust New York Corp. ............................    800         92,850
Beneficial Corp. ........................................    500         76,594
Chase Manhattan Corp. ...................................  2,100        158,550
Citicorp ................................................  5,800        865,650
City National Corp.* ....................................    400         14,775
Colonial Bancgroup, Inc. ................................    300          9,675
Compass Bancshares, Inc. ................................    500         22,563
Dime Bancorp, Inc. ......................................  1,100         32,931
First American Corp. ....................................    700         33,688
First Chicago NBD Corp. .................................  3,700        327,913
First Commercial Corp. ..................................    700         48,606
First Hawaiian, Inc. ....................................    100          3,638
First Tennessee National Corp. ..........................  1,600         50,500
First Union Corp. ....................................... 10,776        627,675
Firstar Corp. ...........................................  1,400         53,200
Golden West Financial Corp. .............................    600         63,788
Greenpoint Financial Corp. ..............................    800         30,100
Huntington Bancshares, Inc. .............................  1,700         56,950
H.F. Ahmanson & Co. .....................................  1,800        127,800
KeyCorp .................................................  4,400        156,750




                       See notes to financial statements

COVA SERIES TRUST
LARGE CAP STOCK PORTFOLIO


PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                                VALUE
DESCRIPTION                                               SHARES       (NOTE 1)
--------------------------------------------------------------------------------

BANKING - CONTINUED
Long Island Bancorp, Inc. ...............................    700     $   42,525
Marshall & Ilsley Corp. .................................    900         45,956
MBNA Corp. ..............................................  3,400        112,200
Mercantile Bancorporation, Inc. .........................  1,100         55,413
Mercantile Bankshares Corp. .............................  1,000         34,813
M&T Bank Corp. ..........................................    100         55,400
National Commerce Bancorp ...............................    400         16,750
NationsBank Corp. .......................................  7,101        543,227
Norwest Corp. ...........................................  2,400         89,700
Pacific Century Financial Corp. .........................    700         16,800
Peoples Heritage Financial Group, Inc. ..................    600         14,175
Republic New York Corp. .................................    600         37,763
Southtrust Corp. ........................................  1,400         60,900
Sovereign Bancorp, Inc. .................................  1,500         24,516
TCF Financial Corp. .....................................  1,200         35,400
Union Planters Corp. ....................................    700         41,169
Valley National Bancorp .................................    400         11,600
Washington Federal, Inc. ................................    200          5,525
Washington Mutual, Inc. .................................  2,700        117,281
Wells Fargo & Co. .......................................  1,300        479,700
Westamerica Bancorp .....................................    300          9,638
                                                                     ----------
                                                                      5,722,985
                                                                     ----------
BEVERAGES, FOOD & TOBACCO - 7.3%
Anheuser-Busch Companies, Inc. ..........................  4,300        202,906
Bestfoods ...............................................  2,100        121,931
Campbell Soup Co. .......................................  4,200        223,125
Coca-Cola Co. ........................................... 10,800        923,400
Corn Products International, Inc.* ......................    200          6,775
General Mills Co. .......................................  1,500        102,563
Heinz (H.J.), Co. .......................................  3,400        190,825
Kellogg Co. .............................................  3,300        123,956
Nabisco Holdings Corp. Class A ..........................    400         14,425
Pepsico, Inc. ........................................... 13,500        556,031
Philip Morris Companies, Inc. ........................... 24,000        945,000
Pioneer Hi-Bred International, Inc. .....................  1,800         74,475
Ralston-Ralston Purina Group ............................  1,000        116,813
Sara Lee Corp. ..........................................  4,300        240,531
Seagrams Co. Ltd. .......................................  7,000        286,563
Unilever N.V ............................................  5,900        465,731
                                                                     ----------
                                                                      4,595,050
                                                                     ----------
BUILDING MATERIALS - 0.1%
Owens Corning ...........................................  1,100         44,894
                                                                     ----------




                       See notes to financial statements

COVA SERIES TRUST
LARGE CAP STOCK PORTFOLIO


PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                                VALUE
DESCRIPTION                                               SHARES       (NOTE 1)
--------------------------------------------------------------------------------

CHEMICALS - 3.2%
Albemarle Corp. .........................................    300     $    6,619
Crompton & Knowles Corp. ................................    700         17,631
Cytec Industries, Inc.* .................................    400         17,700
Dow Chemical Co. ........................................  2,300        222,381
Du Pont (E.I.) De Nemours and Co. ....................... 11,300        843,263
Georgia Gulf Corp. ......................................    200          4,563
Lyondell Petro Chemical Co. .............................    700         21,306
Monsanto Co. ............................................ 12,400        692,850
Rohm & Haas Co. .........................................    600         62,363
Solutia, Inc. ...........................................  1,100         31,556
Union Carbide Corp. .....................................  1,400         74,725
                                                                     ----------
                                                                      1,994,957
                                                                     ----------
COMMERCIAL SERVICES - 1.1%
Equifax, Inc. ...........................................  3,000        108,938
Service Corp. International .............................  5,200        222,950
Waste Management, Inc. .................................. 10,300        360,500
                                                                     ----------
                                                                        692,388
                                                                     ----------
COMMUNICATIONS - 2.0%
3 Com Corp.* ............................................  3,600        110,475
Cox Communications Class A* .............................    800         38,750
Lucent Technologies, Inc. ...............................  6,700        557,356
MCI Communications Corp. ................................  6,400        372,000
Tele-Communications TCI Ventures Group ..................  7,900        158,494
                                                                     ----------
                                                                      1,237,075
                                                                     ----------
COMPUTER SOFTWARE & PROCESSING - 5.6%
Autodesk, Inc. ..........................................    500         19,313
Cabletron Systems, Inc.* ................................  2,000         26,875
Cisco Systems, Inc. ..................................... 12,500      1,150,781
Computer Associates International, Inc. .................  9,400        522,288
First Data Corp. ........................................  5,400        179,888
Microsoft Corp. ......................................... 10,900      1,181,288
Networks Associates, Inc. ...............................  1,400         67,025
Oracle Corp. ............................................ 11,800        289,838
Parametric Technology Co. ...............................  3,300         89,513
Symantec Corp.* .........................................    500         13,063
                                                                     ----------
                                                                      3,539,872
                                                                     ----------
COMPUTERS & INFORMATION - 3.5%
Compaq Computer Corp. ................................... 15,400        436,975
EMC Corp. ...............................................  6,000        268,875
International Business Machines Corp. ................... 10,900      1,251,456
Quantum Corp. ...........................................  1,600         33,200
Sun Microsystems, Inc.* .................................  4,600        199,813
                                                                     ----------
                                                                      2,190,319
                                                                     ----------




                       See notes to financial statements

COVA SERIES TRUST
LARGE CAP STOCK PORTFOLIO


PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                                VALUE
DESCRIPTION                                               SHARES       (NOTE 1)
--------------------------------------------------------------------------------

CONGLOMERATES - 0.7%
American Express Credit Corp. ...........................  4,000     $  456,000
                                                                     ----------

COSMETICS & PERSONAL CARE - 0.9%
Gillette Co. ............................................ 10,400        589,550
                                                                     ----------

ELECTRIC UTILITIES - 2.2%
Allegheny Energy, Inc. ..................................  1,600         48,200
Ameren Corp. ............................................  1,200         47,700
Baltimore Gas and Electric Co. ..........................  2,000         62,125
Central & South West Corp. ..............................  7,500        201,563
Cinergy Corp. ...........................................  2,100         73,500
CMS Energy Corp. ........................................  1,400         61,600
Dominion Resources, Inc. ................................  2,700        110,025
Duke Energy Corp. .......................................    800         47,400
Entergy Corp. ...........................................  3,300         94,875
GPU, Inc. ...............................................  1,700         64,281
Illinova Corp. ..........................................    300          9,000
New England Electric System .............................    900         38,925
Northeast Utilities* ....................................  1,800         30,488
Northern States Power Co. ...............................  2,000         57,250
Peco Energy Co. .........................................  3,000         87,563
Potomac Electric Power Co. ..............................  1,000         25,063
PP&L Resources, Inc. ....................................  2,200         49,913
Southern Co. ............................................    400         11,075
TECO Energy, Inc. .......................................  1,100         29,494
Texas Utilities Co. .....................................  3,300        137,363
Western Resources, Inc. .................................    900         34,931
Wisconsin Energy Corp. ..................................  1,500         45,563
                                                                     ----------
                                                                      1,367,897
                                                                     ----------
ELECTRICAL EQUIPMENT - 3.0%
Applied Materials, Inc. .................................  4,300        126,850
Cooper Industries, Inc. .................................  1,600         87,900
Emerson Electric Co. ....................................  3,700        223,388
General Electric Co. .................................... 15,400      1,401,400
Grainger (W.W.), Inc. ...................................  1,400         69,738
                                                                     ----------
                                                                      1,909,276
                                                                     ----------
ELECTRONICS - 3.6%
Advanced Micro Devices, Inc.* ...........................  1,500         25,594
Anixter International, Inc.* ............................    300          5,719
Input/Output, Inc.* .....................................    200          3,563
Intel Corp. ............................................. 19,000      1,408,375
Motorola, Inc. ..........................................  6,300        331,144
National Semiconductor Corp.* ...........................  1,500         19,781





                      See notes to financial statements

COVA SERIES TRUST
LARGE CAP STOCK PORTFOLIO


PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                                VALUE
DESCRIPTION                                               SHARES       (NOTE 1)
--------------------------------------------------------------------------------

ELECTRONICS - CONTINUED
Perkin-Elmer Corp. ......................................    800     $   49,750
Rockwell International Corp. ............................  2,100        100,931
Sensormatic Electronics Corp. ...........................    400          5,600
Tektronix, Inc. .........................................    600         21,225
Texas Instruments, Inc. .................................  4,700        274,069
Xilinx, Inc.* ...........................................    900         30,600
                                                                     ----------
                                                                      2,276,351
                                                                     ----------
ENTERTAINMENT & LEISURE - 1.1%
Circus Circus Enterprises, Inc.* ........................  1,800         30,488
Hasbro, Inc. ............................................  4,000        157,250
International Game Technology ...........................  2,200         53,350
Mattel, Inc. ............................................  7,600        321,575
MGM Grand, Inc.* ........................................  1,100         34,719
Mirage Resorts, Inc.* ...................................  3,600         76,725
Viacom, Inc. Class B* ...................................    400         23,300
                                                                     ----------
                                                                        697,407
                                                                     ----------
ENVIRONMENTAL CONTROLS - 0.2%
Browning-Ferris Industries, Inc. ........................  3,500        121,625
                                                                     ----------

FINANCIAL SERVICES - 3.0%
A.G. Edwards, Inc. ......................................    800         34,150
Bear Stearns Companies, Inc. ............................  1,100         62,563
Capital One Financial Corp. .............................    600         74,513
Charter One Financial, Inc. .............................  1,000         33,688
ContiFinancial Corp.* ...................................    300          6,938
Federal Home Loan Mortgage Corp. ........................  5,900        277,669
Federal National Mortgage Association ...................  9,800        595,350
Financial Security Assurance Holdings Ltd. ..............    300         17,625
Finova Group, Inc .......................................    500         28,313
Household International, Inc. ...........................  2,400        119,400
Lehman Brothers Holdings, Inc. ..........................    800         62,050
Merrill Lynch & Co., Inc. ...............................    600         55,350
Morgan Stanley, Dean Witter & Co. .......................  5,300        484,288
Ocwen Financial Corp. ...................................    400         10,750
Provident Financial Group, Inc. .........................    400         18,250
                                                                     ----------
                                                                      1,880,897
                                                                     ----------
FOREST PRODUCTS & PAPER - 0.7%
Boise Cascade Corp. .....................................    900         29,475
Bowater, Inc. ...........................................    600         28,350
Champion International Corp. ............................  1,000         49,188
Corporate Express, Inc.* ................................  1,600         20,300
Georgia-Pacific Corp. ...................................  1,700        100,194
Louisiana Pacific Corp. .................................  1,800         32,850





                       See notes to financial statements

COVA SERIES TRUST
LARGE CAP STOCK PORTFOLIO


PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                                VALUE
DESCRIPTION                                               SHARES       (NOTE 1)
--------------------------------------------------------------------------------

FOREST PRODUCTS & PAPER - CONTINUED
Mead Corp. ..............................................  1,900     $   60,325
Stone Container Corp.* ..................................  4,300         67,188
Union Camp Corp. ........................................    800         39,700
                                                                     ----------
                                                                        427,570
                                                                     ----------
HEALTH CARE PROVIDERS - 1.2%
Columbia/HCA Healthcare Corp. ...........................  5,500        160,188
Health Care & Retirement Corp.* .........................    700         27,606
Humana, Inc.* ...........................................  3,400        106,038
Medtronic, Inc. .........................................  2,100        133,875
Tenet Healthcare Corp.* .................................  5,000        156,250
United Healthcare Corp. .................................  2,500        158,750
                                                                     ----------
                                                                        742,707
                                                                     ----------
HEAVY CONSTRUCTION - 0.0%
Foster Wheeler Corp. ....................................    300          6,431
                                                                     ----------

HEAVY MACHINERY - 0.6%
Caterpiller Tractor, Inc. ...............................  4,800        253,800
Deere & Co. .............................................  1,800         95,175
Parker-Hannifin Corp. ...................................  1,200         45,750
                                                                     ----------
                                                                        394,725
                                                                     ----------
HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 0.4%
Furniture Brands International, Inc.* ...................    900         25,256
Leggett & Platt, Inc. ...................................  4,100        102,500
Whirlpool Corp. .........................................  1,600        110,000
                                                                     ----------
                                                                        237,756
                                                                     ----------
HOUSEHOLD PRODUCTS - 1.8%
Procter & Gamble Co. .................................... 12,500      1,138,281
                                                                     ----------

INDUSTRIAL - DIVERSIFIED - 2.5%
Eastman Kodak Co. .......................................  6,100        445,681
Illinois Tool Works, Inc. ...............................  1,300         86,694
ITT Industries, Inc. ....................................  2,200         82,225
Johnson Controls, Inc. ..................................  1,600         91,500
Minnesota Mining & Manufacturing Co. ....................    200         16,438
Temple Inland, Inc. .....................................  1,000         53,875
Tenneco, Inc. ...........................................  3,200        121,800
Tyco International Ltd. ................................. 11,100        699,300
                                                                     ----------
                                                                      1,597,513
                                                                     ----------
INSURANCE - 5.0%
Aetna, Inc. .............................................  2,200        167,475
Allstate Corp. ..........................................  4,600        421,188
Ambac Financial Group, Inc. .............................    800         46,800
American International Group ............................  7,000      1,022,000





                       See notes to financial statements

COVA SERIES TRUST
LARGE CAP STOCK PORTFOLIO


PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                                VALUE
DESCRIPTION                                               SHARES       (NOTE 1)
--------------------------------------------------------------------------------

INSURANCE - CONTINUED
Cigna Corp. .............................................  2,300     $  158,700
Fremont General Corp. ...................................    400         21,675
General RE Corp. ........................................    500        126,750
Marsh & McLennan Cos., Inc. .............................  2,700        163,181
MBIA, Inc. ..............................................  1,000         74,875
Ohio Casualty Corp. .....................................    300         13,275
PMI Group, Inc. (The) ...................................    300         22,013
Safeco Corp. ............................................  1,500         68,156
St. Paul Cos ............................................  2,000         84,125
Torchmark Corp. .........................................  1,500         68,625
Transamerica Corp. ......................................    600         69,075
Travelers Group, Inc. ...................................  8,200        497,125
Travelers Property Casualty Corp. Class A ...............    700         30,013
Unum Corp. ..............................................  1,400         77,700
                                                                     ----------
                                                                      3,132,751
                                                                     ----------
LODGING - 0.0%
Extended Stay America, Inc.* ............................    700          7,875
                                                                     ----------

MEDIA - BROADCASTING & PUBLISHING - 2.7%
Comcast Corp. ...........................................  7,100        288,215
Gannett Co., Inc. .......................................  2,000        142,125
MediaOne Group, Inc.* ...................................    400         17,575
R.R. Donnelley & Sons Co. ...............................  2,800        128,100
Time Warner, Inc. ....................................... 10,700        914,181
Times Mirror Co. Class A ................................  1,700        106,888
Washington Post Co. (The) Class B .......................    200        115,200
                                                                     ----------
                                                                      1,712,284
                                                                     ----------
MEDICAL SUPPLIES - 0.8%
Bausch & Lomb, Inc. .....................................    800         40,100
Boston Scientific Corp.* ................................  2,900        207,713
Forest Laboratories Inc. ................................  6,000        214,500
United States Surgical Corp. ............................  1,100         50,188
                                                                     ----------
                                                                        512,501
                                                                     ----------
METALS - 0.7%
Alcan Aluminum Ltd. .....................................  3,900        107,738
Allegheny Teledyne, Inc. ................................  2,900         66,338
Aluminum Company of America .............................  2,900        191,219
Freeport-McMoran Copper & Gold, Inc. Class A ............  1,500         21,375
Freeport-McMoran Copper & Gold, Inc. Class B ............    400          6,075
Phelps Dodge Corp. ......................................    100          5,719
Reynolds Metals Co. .....................................  1,200         67,125
                                                                     ----------
                                                                        465,589
                                                                     ----------




                       See notes to financial statements

COVA SERIES TRUST
LARGE CAP STOCK PORTFOLIO


PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                                VALUE
DESCRIPTION                                               SHARES       (NOTE 1)
--------------------------------------------------------------------------------

OFFICE EQUIPMENT - 0.2%
Bay Networks, Inc.* .....................................  1,800     $   58,050
Harris Corp., Inc. ......................................  1,600         71,500
Ryder System, Inc. ......................................    800         25,250
                                                                     ----------
                                                                        154,800
                                                                     ----------
OIL & GAS - 8.1%
Amoco Corp. .............................................    600         24,975
Anadarko Petroleum Corp. ................................    600         40,313
Ashland, Inc. ...........................................  1,100         56,788
Atlantic Richfield Co. ..................................  4,800        375,000
Baker Hughes, Inc. ......................................  1,600         55,300
Chevron Corp. ...........................................  3,200        265,800
Columbia Gas System, Inc. ...............................  1,100         61,188
Consolidated Natural Gas Co. ............................  1,300         76,538
Cooper Cameron Corp. ....................................    800         40,800
Diamond Offshore Drilling, Inc. .........................    900         36,000
El Paso Natural Gas Co. .................................  1,600         61,200
Enron Corp. .............................................  4,200        227,063
ENSCO International, Inc. ...............................  2,100         36,488
Exxon Corp. ............................................. 23,700      1,690,068
K N Energy, Inc. ........................................    600         32,513
Mobil Corp. ............................................. 10,100        773,913
Phillips Petroleum Co. ..................................  3,800        183,113
Royal Dutch Petroleum Co. ...............................  3,800        208,287
R&B Falcon Corp.* .......................................  2,400         54,300
Schlumberger Ltd. .......................................  4,900        334,731
Sun Co., Inc. ...........................................    300         11,644
Texaco, Inc. ............................................  4,000        238,750
Tosco Corp. .............................................  2,300         67,563
Union Pacific Resources Group, Inc. .....................  3,600         63,225
Unocal Corp. ............................................  1,500         53,625
Valero Energy Corp. .....................................    800         26,600
                                                                     ----------
                                                                      5,095,785
                                                                     ----------
PHARMACEUTICALS - 8.8%
Abbott Laboratories .....................................  7,500        306,563
Alza Corp.* .............................................  5,600        242,200
American Home Products Corp. ............................ 19,400      1,003,950
Bristol-Myers Squibb Co. ................................ 12,300      1,413,731
Chiron Corporation* .....................................  3,600         56,475
Eli Lilly & Co. .........................................  1,100         72,669
Johnson & Johnson .......................................  4,000        295,000
Merck & Co., Inc. .......................................  3,400        454,750
Pfizer, Inc. ............................................  3,700        402,144
Schering-Plough Corp. ...................................  2,200        201,575





                       See notes to financial statements

COVA SERIES TRUST
LARGE CAP STOCK PORTFOLIO


PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                                VALUE
DESCRIPTION                                               SHARES       (NOTE 1)
--------------------------------------------------------------------------------

PHARMACEUTICALS - CONTINUED
Warner Lambert Co. ...................................... 15,100     $1,047,563
Watson Pharmaceutical, Inc. .............................  1,500         70,031
                                                                     ----------
                                                                      5,566,651
                                                                     ----------
REAL ESTATE - 0.0%
Amresco, Inc.* ..........................................    300          8,738
                                                                     ----------

RESTAURANTS - 1.1%
McDonald's Corp. ........................................ 10,500        724,500
                                                                     ----------

RETAILERS - 5.9%
Albertson's, Inc. .......................................  3,600        186,525
American Stores Co. .....................................  4,700        113,681
AutoZone, Inc.* .........................................  2,700         86,231
Best Buy Co., Inc. ......................................  1,800         65,025
Circuit City Stores, Inc. ...............................  1,800         84,375
CompUSA, Inc.* ..........................................  1,900         34,319
Costco Companies, Inc.* .................................    200         12,613
Dayton-Hudson Corp. .....................................  6,600        320,100
Dillard's, Inc. Class A .................................  1,900         78,731
Federated Department Stores, Inc.* ......................  4,300        231,394
General Nutrition Co., Inc.* ............................  1,700         52,913
Hannaford Brothers Co. ..................................    800         35,200
Home Depot, Inc. ........................................  2,200        182,738
Kimberly-Clark Corp. ....................................  5,200        238,550
K-Mart Corp.* ...........................................  9,400        180,950
Kroger Co. ..............................................  4,700        201,513
May Department Stores (The) Co. .........................  3,400        222,700
Nine West Group, Inc.* ..................................    200          5,363
Safeway, Inc. ...........................................  8,300        337,706
Sears, Roebuck and Co. ..................................  7,600        464,075
TJX Companies, Inc. .....................................  5,800        139,925
Toys "R" Us, Inc.* ......................................  5,600        131,950
Wal-Mart Stores, Inc. ...................................  4,800        291,600
                                                                     ----------
                                                                      3,698,177
                                                                     ----------
TELEPHONE SYSTEMS - 6.2%
Airtouch Communications, Inc.* ..........................  1,000         58,438
Ameritech Corp. .........................................  3,600        161,550
AT&T Corp. ..............................................  1,600         91,400
Bell Atlantic Corp. ..................................... 10,800        492,750
Bellsouth Corp. .........................................  6,700        449,738
Cincinnati Bell, Inc. ...................................  1,700         48,663
Frontier Corp. ..........................................  2,000         63,000
GTE Corp. ............................................... 12,600        700,875





                       See notes to financial statements

COVA SERIES TRUST
LARGE CAP STOCK PORTFOLIO


PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                                VALUE
DESCRIPTION                                               SHARES       (NOTE 1)
--------------------------------------------------------------------------------

TELEPHONE SYSTEMS - CONTINUED
SBC Communications Corp. ................................ 25,500    $ 1,020,000
Sprint Corp. ............................................  1,400         98,700
U.S. WEST, Inc. .........................................     21            987
Worldcom, Inc.* ......................................... 15,500        750,781
                                                                    -----------
                                                                      3,936,882
                                                                    -----------
TEXTILES, CLOTHING & FABRICS - 0.2%
Fruit of the Loom, Inc.* ................................  1,300         43,144
Reebok International, Ltd.* .............................  1,100         30,456
Unifi, Inc. .............................................  1,100         37,675
                                                                    -----------
                                                                        111,275
                                                                    -----------
TRANSPORTATION - 0.9%
Burlington Northern Santa Fe Corp. ......................  1,700        166,919
CNF Transportation, Inc. ................................    500         21,250
Consolidated Freightways Corp.* .........................    100          1,394
CSX Corp. ...............................................  2,400        109,200
Norfolk Southern Corp. ..................................  4,100        122,231
Union Pacific Corp. .....................................  2,700        119,138
Wisconsin Central Transport Corp.* ......................    300          6,563
                                                                    -----------
                                                                        546,695
                                                                    -----------

TOTAL INVESTMENTS - 99.3%
(Cost $52,802,265)                                                   62,652,725

Other Assets and Liabilities (net) - 0.7%                               436,609
                                                                    -----------

TOTAL NET ASSETS - 100.0%                                           $63,089,334
                                                                    ===========



PORTFOLIO FOOTNOTES:

* Non-income producing security as this stock did not declare or pay dividends in the 12 month period.




                       See notes to financial statements

COVA SERIES TRUST
INTERNATIONAL EQUITY PORTFOLIO


PORTFOLIO OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                                VALUE
DESCRIPTION                                               SHARES       (NOTE 1)
--------------------------------------------------------------------------------

COMMON STOCKS - 94.5%
AUSTRALIA - 3.2%
Amcor Ltd. ............................................   28,600     $  125,365
AMP Limited * .........................................    5,129         60,102
Broken Hill Proprietary Co., Ltd. .....................   27,600        233,579
Capral Aluminium Ltd. .................................   50,400         70,933
CSR Ltd. ..............................................   69,200        199,933
Foster's Brewing Group Ltd. ...........................   62,000        146,072
Leighton Holdings Ltd. ................................   29,200        102,378
Mayne Nickless Ltd. ...................................   32,000        169,632
National Australia Bank Ltd. ..........................   12,500        165,075
North Ltd. ............................................  178,500        367,424
Pacific Dunlop Ltd. ...................................   55,000         89,001
Pioneer International Ltd. ............................  110,000        262,570
Santos Ltd. ...........................................   52,300        162,130
Southcorp Holdings Ltd. ...............................   52,100        151,496
Telstra Corp., Ltd. ...................................   45,800        117,559
Western Mining Corp. Holdings Ltd. ....................  117,900        355,256
Westpac Banking Corp. .................................   49,020        299,365
                                                                     ----------
                                                                      3,077,870
                                                                     ----------
AUSTRIA - 0.7%
Bank Austria AG .......................................    9,400        675,822
                                                                     ----------

BELGIUM - 0.4%
Petrofina S.A. NPV ....................................      900        369,755
                                                                     ----------

DENMARK - 0.7%
Danisco A/S ...........................................    3,900        262,462
Great Nordic Store Nord A/S ...........................   12,300        376,256
                                                                     ----------
                                                                        638,718
                                                                     ----------
FRANCE - 11.9%
Air Liquide French ....................................    1,053        174,170
Carrefour Supermarche .................................      988        625,079
Cie Generale Des Eaux .................................    9,142      1,952,152
Compagnie De Saint Goban ..............................    1,973        365,830
Elf Sanofi ............................................    4,139        486,756
Groupe Danone .........................................    1,900        523,884
Lagardere Groupe ......................................   11,769        489,969
Paribas ...............................................   11,163      1,194,625
Peugeot ...............................................    2,040        438,652
Rhodia, Inc.* .........................................   18,268        509,442
Rhone Polenc ..........................................    7,800        439,942
Seita .................................................    5,260        238,387
SGS-Thomson Microelectronics* .........................   13,810        978,793




                       See notes to financial statements

COVA SERIES TRUST
INTERNATIONAL EQUITY PORTFOLIO


PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                                VALUE
DESCRIPTION                                               SHARES       (NOTE 1)
--------------------------------------------------------------------------------

FRANCE - CONTINUED
Societe Generale ......................................   5,070     $ 1,054,119
Societe National Elf-Aquitaine ........................   4,986         700,999
Total Cie Francaise Petroles ..........................   7,474         971,677
Union Assurancesfederale ..............................   1,110         174,969
                                                                    -----------
                                                                     11,319,445
                                                                    -----------
GERMANY - 12.8%
Allianz AG Holdings ...................................   1,600         533,599
Bayer AG ..............................................  10,200         528,210
Bilfinger and Berger Bau AG ...........................   5,940         203,698
Continental AG ........................................  15,380         483,503
Deutsche Bank AG ......................................  11,600         981,459
Deutsche Lufthansa AG .................................  33,900         854,266
Dresdner Bank .........................................  17,200         929,807
Henkel KGAA ...........................................   5,500         456,809
Karstadt AG ...........................................   1,100         535,180
Muenchener Rueckversicherungs - Gesellschaft AG .......   4,246       2,109,346
RWE AG ................................................   4,600         272,389
SAP AG ................................................   1,550         941,035
Schering AG ...........................................   4,900         577,318
SGL Carbon AG .........................................   2,401         279,824
Siemens AG ............................................   7,450         454,989
SKW Trostberg AG ......................................  11,770         420,917
Veba AG ...............................................  15,730       1,058,347
Volkswagen AG .........................................     593         573,076
                                                                    -----------
                                                                     12,193,772
                                                                    -----------
GREAT BRITAIN - 22.6%
Barclays Plc ..........................................   7,000         202,228
Bass Plc ..............................................  24,139         446,929
Billiton Plc .......................................... 199,000         394,999
British Airways Plc ...................................  36,300         390,537
British Petroleum Co. Plc .............................  36,752         537,008
British Sky Broadcasting Group Plc ....................  47,700         342,521
British Telecommunications Plc ........................  59,200         741,579
Burmah Castrol Plc ....................................  11,700         208,817
B.A.T. Industries .....................................  37,100         369,997
Cable & Wireless Plc ..................................  47,000         570,723
Cadbury Schweppes Plc .................................  23,900         369,750
Compass Group Plc .....................................  43,600         501,801
Diageo Plc ............................................  45,584         540,983
Glaxo Wellcome Plc ....................................  43,800       1,321,773
Glynwed International Plc .............................  57,711         230,547
Great Universal Stores Plc ............................  33,700         444,072
HSBC Holdings Plc (Frankfurt) .........................  33,250         843,562




                       See notes to financial statements

COVA SERIES TRUST
INTERNATIONAL EQUITY PORTFOLIO


PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                                VALUE
DESCRIPTION                                               SHARES       (NOTE 1)
--------------------------------------------------------------------------------


GREAT BRITAIN - CONTINUED

HSBC Holdings Plc .....................................   8,000     $   195,663
Hutchison Whampoa .....................................  37,000         195,315
Kingfisher Plc ........................................  20,100         323,534
Lloyds TSB Group Plc .................................. 113,900       1,593,027
LucasVarity Plc ....................................... 122,600         486,702
MEPC Plc ..............................................  27,400         240,856
MFI Furniture Group Plc ............................... 153,232         161,022
National Power Plc ....................................  18,000         172,938
Northern Rock Plc .....................................  24,400         216,520
Nycomed Amersham Plc - Non Voting Shares ..............  69,425         482,890
Nycomed Amersham Plc ..................................  22,076         153,550
Pilkington Plc ........................................ 142,500         263,836
PowerGen Plc ..........................................  25,000         346,110
Prudential Corp. ......................................  38,700         509,635
Racal Electronics .....................................  59,900         339,205
Rank Group ............................................  40,150         220,332
Reed International Ltd. ...............................  35,700         322,748
RMC Group Plc .........................................  16,350         282,809
Royal Bank of Scotland ................................  43,300         746,078
Royal & Sun Alliance Insurance Group Plc ..............  62,000         640,662
Sainsbury (J.) Plc ....................................  52,444         467,125
Sears Plc ............................................. 224,300         201,713
Shell Transport & Trading .............................  76,000         536,862
Smith & Nephew Plc ....................................  95,000         236,105
SmithKline Beecham Plc ................................  45,002         546,986
Tomkins Plc ...........................................  67,100         357,034
Unilever Plc ..........................................  42,000         446,957
Vickers Plc ...........................................  63,000         231,185
Vodafone Group Plc ....................................  60,200         763,645
Wessex Water Plc ......................................  77,400         587,420
Zeneca Group Plc ......................................  17,350         744,332
                                                                    -----------
                                                                     21,470,622
                                                                    -----------
HONG KONG - 0.5%
Dickson Concepts International, Ltd. ..................  73,000         101,755
Hong Kong Electric ....................................  75,500         233,867
Sun Hung Kai Properties Ltd. ..........................  22,000          93,418
                                                                    -----------
                                                                        429,040
                                                                    -----------
IRELAND - 0.8%
CRH Plc ...............................................  10,475         148,834
Greencore Group Plc ...................................  25,000         136,217
Irish Life Plc ........................................  21,700         200,093
Smurfit (Jefferson) Group .............................  97,800         291,035
                                                                    -----------
                                                                        776,179
                                                                    -----------




                       See notes to financial statements

COVA SERIES TRUST
INTERNATIONAL EQUITY PORTFOLIO


PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                                VALUE
DESCRIPTION                                               SHARES       (NOTE 1)
--------------------------------------------------------------------------------

ITALY - 3.6%
Assicurazioni Generali ................................  15,600     $   505,123
ENI SPA ............................................... 116,700         760,616
Istituto Banc San Paolo Torina ........................  51,000         744,663
Telecom Italia SPA-RNC ................................ 293,292       1,427,749
                                                                    -----------
                                                                      3,438,151
                                                                    -----------
JAPAN - 14.3%
Asahi Bank Ltd. .......................................  82,000         360,556
Bridgestone Corp. .....................................  28,000         662,005
Canon Sales Co., Inc. .................................   7,000          95,163
Canon, Inc. ...........................................  14,000         317,884
Dainippon Ink & Chemicals, Inc. .......................  45,000         137,858
DDI Corp. .............................................     102         355,121
Ebaba Corp. ...........................................  21,000         186,794
Fanuc Co. .............................................   8,000         276,797
Fujitsu Ltd. ..........................................  58,000         610,394
Hitachi Ltd . .........................................  33,000         215,274
Honda Motor Co., Ltd. .................................  12,000         427,305
Ishihara Sangyo Kaisha * ..............................  22,000          30,448
Ito-Yokado Co., Ltd. ..................................   7,000         329,489
Japan Tobacco, Inc. ...................................      32         216,593
Kawasaki Steel Corp. .................................. 186,000         335,183
Keiyo Bank ............................................  15,000          37,086
Mitsubishi Chemical Corp. ............................. 139,000         251,489
Mitsubishi Corp. ......................................  39,000         241,765
Mitsubishi Estate Co., Ltd. ...........................  61,000         536,438
Mitsui Mining & Smelting ..............................  33,000         137,014
Mitsui Trust & Banking ................................ 103,000         242,781
Nichiei Co., Ltd. (Kyoto) .............................   5,130         349,075
Nintendo Co., Ltd. ....................................   3,200         299,171
Nippon Steel Corp. ....................................  88,000         154,775
Nippon Telegraph and Telephone Corp. ..................      87         721,185
Nippon Yusen Kabushiki Kaisha .........................  80,000         271,030
Nishimatsu Construction Co. ...........................  62,000         303,900
Nomura Securities Co., Ltd. ...........................  19,000         221,185
Ono Pharmaceutical ....................................     500          11,858
Pioneer Electronic Corp. ..............................  17,000         324,731
Ricoh Corp., Ltd. .....................................  23,000         242,219
Rohm Co. ..............................................   1,000         102,357
Sanki Engineering .....................................   2,000          11,029
Sanwa Bank Ltd. (The) .................................  20,000         178,909
Sekisui Chemical Co., Ltd. ............................  53,000         271,246
Shin-Etsu Chemical Co. ................................  10,000         172,998
Sony Corp. ............................................   7,400         637,425




                       See notes to financial statements

COVA SERIES TRUST
INTERNATIONAL EQUITY PORTFOLIO


PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                                VALUE
DESCRIPTION                                               SHARES       (NOTE 1)
--------------------------------------------------------------------------------


JAPAN - CONTINUED
Sony Music Entertainment, Inc. ........................   6,300     $   267,476
Sumitomo Forestry .....................................   9,000          50,861
Takeda Chemical Industries ............................  19,000         505,370
Takefuji Corp. ........................................  10,100         465,941
Tokyo Steel Manufacturing Co., Ltd. ...................  10,000          51,467
Toppan Printing Co., Ltd. .............................  15,000         160,456
Tostem Corp. ..........................................  30,000         388,813
Toyota Motor Co. ......................................  29,000         750,451
West Japan Railway Co. ................................      90         326,317
Yamanouchi Pharmaceutical .............................  18,000         374,973
                                                                    -----------
                                                                     13,618,655
                                                                    -----------
MALAYSIA - 0.0%
Malakoff Berhad .......................................  16,000          29,562
                                                                    -----------

NETHERLANDS - 7.1%
ASM Lithography Holding N.V. * ........................  20,300         601,053
De Boer Unigro N.V ....................................  10,300         544,585
ING Groep N.V .........................................  15,148         992,383
Koninklijke KPN N.V ...................................  14,900         573,810
Philips Electronics N.V ...............................  14,046       1,181,323
Royal Dutch Petroleum Co. .............................  24,680       1,369,223
TNT Post Group N.V. * .................................  14,900         381,074
Unilever N.V ..........................................   4,400         349,282
Vedior NV-CVA .........................................   5,910         167,136
Vendex International N.V ..............................   5,989         225,339
Wolters Kluwer N.V ....................................   2,626         360,604
                                                                    -----------
                                                                      6,745,812
                                                                    -----------
NEW ZEALAND - 0.6%
Fletcher Challenge Paper Shares ....................... 209,900         233,577
Lion Nathan ...........................................  45,000         100,152
Telecom New Zealand ...................................  60,400         249,380
                                                                    -----------
                                                                        583,109
                                                                    -----------
NORWAY - 0.6%
Kvaerner B ............................................  12,100         374,251
Norsk Hydro ...........................................   4,800         211,419
                                                                    -----------
                                                                        585,670
                                                                    -----------
SINGAPORE - 0.5%
City Developments Ltd. ................................  36,000         100,634
Singapore Airlines Ltd. ...............................  50,500         236,275
United Overseas Bank ..................................  53,000         164,791
                                                                    -----------
                                                                        501,700
                                                                    -----------




                       See notes to financial statements

COVA SERIES TRUST
INTERNATIONAL EQUITY PORTFOLIO


PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                                VALUE
DESCRIPTION                                               SHARES       (NOTE 1)
--------------------------------------------------------------------------------

SPAIN - 2.5%
Acerinox, S.A .........................................   2,100      $  279,890
Actividades de Construccion y Servicios, SA ...........   9,000         270,776
Banco Bilbao Vizcaya, S.A .............................   6,500         334,215
Iberdrola I.S.A .......................................  80,000       1,301,450
Vallehermoso SA .......................................   6,233         228,454
                                                                     ----------
                                                                      2,414,785
                                                                     ----------
SWEDEN - 3.4%
Astra AB - A Shares ...................................  19,400         396,589
Autoliv, Inc. .........................................  19,800         633,223
Incentive AB-B Shares .................................  19,275         352,938
Skandia Forsakrings AB ................................  70,445       1,007,178
Stora Kopparbergs Bergslags Aktiebolag ................  43,900         690,970
Volvo AB ..............................................   6,800         202,546
                                                                     ----------
                                                                      3,283,444
                                                                     ----------
SWITZERLAND - 8.3%
ABB AG ................................................     318         469,775
Nestle SA .............................................   1,010       2,161,718
Novartis AG ...........................................     411         684,142
Roche Holding AG ......................................     160       1,571,721
UBS AG * ..............................................   5,285       1,965,798
Zurich Versicherungs-Gesellschaft .....................   1,600       1,021,434
                                                                     ----------
                                                                      7,874,588
                                                                     ----------

Total Common Stocks (Cost $82,726,005)                               90,026,699
                                                                     ----------



                       See notes to financial statements

COVA SERIES TRUST
INTERNATIONAL EQUITY PORTFOLIO


PORTFOLIO OF INVESTMENTS - Continued
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)

----------------------------------------------------------------------------------------------------
                SECURITY                                                                    VALUE
                DESCRIPTION                                                                (NOTE 1)
----------------------------------------------------------------------------------------------------


   PAR AMOUNT   FOREIGN BONDS AND DEBT SECURITIES - 0.3%            COUPON    MATURITY
                BERMUDA - 0.2%
(Y)24,000,000   Sanwa International Finance Convertible ...........  1.250%   08/01/05   $   176,458
                                                                                         -----------

                JAPAN - 0.1%
(Y)10,000,000   Yamanouchi Pharmaceutical Convertible .............  1.250%   03/31/14       104,130
                                                                                         -----------


                Total Foreign Bonds and Debt Securities
                (Cost $286,872) ...................................                          280,588
                                                                                         -----------

                PREFERRED STOCKS - 1.7%                                         SHARES
                AUSTRALIA - 0.6%
                News Corporation Ltd. . ...........................             79,900       566,715
                                                                                         -----------

                GERMANY - 1.0%
                RWE AG ............................................             15,220       650,622
                Volkswagen AG . ...................................                399       272,106
                                                                                         -----------
                                                                                             922,728
                                                                                         -----------
                UNITED STATES - 0.1%
                Westpac Banking Strypes Trust Convertible .........              3,400       102,638
                                                                                         -----------


                Total Preferred Stocks (Cost $1,326,602) ..........                        1,592,081
                                                                                         -----------

                RIGHTS - 0.0%
                FRANCE - 0.0%
                Air Liquide Bonus Rights * (Cost $0) ..............              3,353             0
                                                                                         -----------

                CONVERSION CERTIFICATES - 0.3%
                GERMANY - 0.3%
                RWE AG (expiring 07/07/98) * (Cost $89,479) .......             15,220       266,240
                                                                                         -----------

                TOTAL INVESTMENTS - 96.8%
                (Cost $84,428,958)                                                        92,165,608

                Other Assets and Liabilities (net) - 3.2%                                  3,034,907
                                                                                         -----------

                TOTAL NET ASSETS - 100.0%                                                $95,200,515
                                                                                         ===========



                PORTFOLIO FOOTNOTES:

                * Non-income producing security as this stock did not declare or pay dividends in the 12 month period.

                (Y) - Japanese Yen






                       See notes to financial statements

COVA SERIES TRUST
MONEY MARKET PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)


-----------------------------------------------------------------------------------------------------------
    PAR    SECURITY                                                                                 VALUE
  AMOUNT   DESCRIPTION                                                RATE      MATURITY           (NOTE 1)
-----------------------------------------------------------------------------------------------------------
           SHORT-TERM INVESTMENTS - 100.3%
           COMMERCIAL PAPER - 56.9%
$ 800,000  American Express Credit Corp. ..........................   5.500%    08/07/98        $   795,478
  800,000  American General Corp. .................................   5.520%    07/06/98            799,387
  800,000  Associates Corp. of North America ......................   5.510%    07/09/98            799,020
  700,000  Chevron Oil Finance Co. ................................   5.530%    07/17/98            698,280
  700,000  Commercial Credit Co. ..................................   5.500%    08/19/98            694,760
  700,000  Ford Motor Credit Co. ..................................   5.550%    07/13/98            698,705
  800,000  General Electric Capital Corp. .........................   5.510%    09/03/98            792,163
  700,000  IBM Credit Corp. .......................................   5.510%    07/22/98            697,750
  700,000  John Deere Capital Corp. ...............................   5.560%    07/27/98            697,189
  800,000  Merrill Lynch & Co., Inc. ..............................   5.510%    08/21/98            793,755
  700,000  Norwest Financial, Inc. ................................   5.570%    07/21/98            697,834
  800,000  Prudential Corp. .......................................   5.500%    07/20/98            797,678
                                                                                                -----------
                                                                                                  8,961,998
                                                                                                -----------
           MUNICIPAL OBLIGATIONS - 5.1%
  800,000  Botsford General Hospital Michigan Revenue .............   5.650%#   02/15/27            800,000
                                                                                                -----------

           U.S. GOVERNMENT AGENCIES - 25.3%
1,000,000  Federal Farm Credit Bank (Discount Note) ...............   5.450%    07/16/98            997,729
1,000,000  Federal Farm Credit Bank (Discount Note) ...............   5.420%    08/05/98            994,731
1,000,000  Federal Farm Credit Bank (Discount Note) ...............   5.400%    09/10/98            989,350
1,000,000  Federal Home Loan Mortgage Corp. (Discount Note) .......   5.500%    07/14/98            998,014
                                                                                                -----------
                                                                                                  3,979,824
                                                                                                -----------
           REPURCHASE AGREEMENT - 13.0%
           J.P Morgan Repurchase Agreement, collaterized by
           U.S. Treasury Note, $2,052,000 par, 5.875% coupon,
2,044,000  due 03/31/99, reppurchase proceeds of $ 2,044,312.         5.500%    07/01/98          2,044,000
                                                                                                -----------


           TOTAL INVESTMENTS - 100.3%
           (Cost $15,785,822)                                                                    15,785,822

           Other Assets and Liabilities (net) -  -0.3%                                              (41,584)
                                                                                                -----------

           TOTAL NET ASSETS - 100.0%                                                            $15,744,238
                                                                                                ===========



           PORTFOLIO FOOTNOTES:

           #  Variable rate security. Interest rate resets either daily or weekly.
              The rate shown represents the rate in effect at June 30, 1998.






                       See notes to financial statements

COVA SERIES TRUST
QUALITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------------------------
    PAR     SECURITY                                                                         VALUE
  AMOUNT    DESCRIPTION                                          COUPON    MATURITY         (NOTE 1)
-----------------------------------------------------------------------------------------------------

            DOMESTIC BONDS & DEBT SECURITIES - 84.3%
            AIRLINES - 5.7%
$1,000,000  Delta Air Lines, Inc. ...........................    10.500%   04/30/16       $ 1,349,245
 1,000,000  United Air Lines, Inc. ..........................     9.125%   01/15/12         1,216,801
                                                                                          -----------
                                                                                            2,566,046
                                                                                          -----------
            BANKING - 14.3%
 2,000,000  Bank of New York ................................     8.500%   12/15/04         2,250,027
 2,000,000  Chase Manhattan Corp. ...........................     9.750%   11/01/01         2,223,828
 2,000,000  Providian National Bank .........................     6.250%   05/06/01         2,002,878
                                                                                          -----------
                                                                                            6,476,733
                                                                                          -----------
            BEVERAGES, FOOD & TOBACCO - 2.6%
 1,000,000  Archer-Daniels-Midland Co. ......................     8.125%   06/01/12         1,183,401
                                                                                          -----------

            CHEMICALS - 2.3%
 1,000,000  Solutia, Inc. ...................................     7.375%   10/15/27         1,046,382
                                                                                          -----------

            CONGLOMERATES - 2.5%
 1,000,000  General Electric Capital Corp. ..................     8.125%   04/01/08         1,150,850
                                                                                          -----------

            CONSUMER SERVICES - 3.2%
 1,200,000  Yale University .................................     7.375%   04/15/26         1,431,268
                                                                                          -----------

            ELECTRIC UTILITIES - 2.3%
 1,000,000  Nipsco Capital Markets, Inc. ....................     6.780%   12/01/27         1,036,680
                                                                                          -----------

            ELECTRICAL EQUIPMENT - 2.2%
 1,000,000  Polaroid Corp. ..................................     6.750%   01/15/02         1,021,425
                                                                                          -----------

            ENVIRONMENTAL CONTROLS - 4.5%
 2,000,000  USA Waste Services, Inc. (a) ....................     7.000%   10/01/04         2,064,798
                                                                                          -----------

            FINANCIAL SERVICES - 1.1%
   500,000  U.S. West Capital Funding, Inc. .................     6.125%   07/15/02           499,705
                                                                                          -----------

            HOUSEHOLD PRODUCTS - 2.2%
 1,000,000  Black & Decker Corp. ............................     7.050%   07/01/28           997,470
                                                                                          -----------

            INSURANCE - 2.3%
 1,000,000  American Annuity Group, Inc. (144A)@ ............     7.250%   09/28/01         1,025,120
                                                                                          -----------

            MEDIA - BROADCASTING & PUBLISHING - 2.3%
 1,000,000  Turner Broadcasting Systems, Inc. ...............     7.400%   02/01/04         1,046,127
                                                                                          -----------

            OIL & GAS - 15.3%
 2,000,000  NGC Corp. Capital Trust .........................     8.316%   06/01/27         2,349,600
   399,000  Noble Drilling Corp. ............................     9.125%   07/01/06           445,320
 2,000,000  Panenergy Corp. .................................     7.000%   10/15/06         2,113,550
 1,000,000  Tosco Corp. .....................................     7.625%   05/15/06         1,081,973
 1,000,000  Union Pacific Resources Group, Inc. .............     6.750%   05/15/08         1,007,037
                                                                                          -----------
                                                                                            6,997,480
                                                                                          -----------
            REAL ESTATE - 2.3%
 1,000,000  Federal Realty Investment Trust (REIT) ..........     8.875%   01/15/00         1,038,474
                                                                                          -----------




                       See notes to financial statements

COVA SERIES TRUST
QUALITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------------------------
    PAR     SECURITY                                                                         VALUE
  AMOUNT    DESCRIPTION                                          COUPON    MATURITY         (NOTE 1)
-----------------------------------------------------------------------------------------------------


            RETAILERS - 4.9%
$1,000,000  Federated Department Stores, Inc. ..............      8.125%   10/15/02       $ 1,072,073
 1,125,000  Kroger Co. .....................................      7.000%   05/01/18         1,156,672
                                                                                          -----------
                                                                                            2,228,745
                                                                                          -----------
            TELEPHONE SYSTEMS - 9.2%
 1,000,000  Bellsouth Telecommunications, Inc. .............      6.375%   06/01/28         1,008,630
 2,000,000  LCI International, Inc. ........................      7.250%   06/15/07         2,046,020
 1,000,000  Worldcom, Inc. .................................      7.750%   04/01/27         1,132,668
                                                                                          -----------
                                                                                            4,187,318
                                                                                          -----------
            U.S. GOVERNMENT AGENCY MORTGAGE BACKED
            SECURITIES - 0.7%
    40,423  Federal Home Loan Mortgage Corp. ...............      8.000%   09/01/08            41,749
    36,968  Federal National Mortgage Association ..........      8.000%   09/01/03            38,181
    42,494  Federal National Mortgage Association ..........      8.500%   07/01/19            44,406
    80,148  Federal National Mortgage Association ..........      7.500%   12/25/19            82,309
    85,890  Government National Mortgage Association .......      9.000%   01/15/20            92,010
                                                                                          -----------
                                                                                              298,655
                                                                                          -----------
            U.S. TREASURY SECURITIES - 4.4%
 1,000,000  U.S. Treasury Note .............................      5.500%   02/28/03           999,687
 1,000,000  U.S. Treasury Note .............................      5.500%   05/31/03         1,000,312
                                                                                          -----------
                                                                                            1,999,999
                                                                                          -----------

            Total Domestic Bonds & Debt Securities
            (Cost $36,513,679) .............................                               38,296,676
                                                                                          -----------

            FOREIGN BONDS AND DEBT SECURITIES - 15.0%
            CANADA - 6.0%
 1,390,000  Hydro-Quebec (Yankee) ..........................     11.750%   02/01/12         2,049,096
   600,000  Hydro-Quebec (Yankee) ..........................     13.250%   12/15/13           648,378
                                                                                          -----------
                                                                                            2,697,474
                                                                                          -----------
            GREAT BRITAIN - 2.2%
 1,000,000  Avon Energy Partners Holdings (U.S.$) ..........      6.730%   12/11/02         1,020,878
                                                                                          -----------

            LUXEMBOURG - 2.2%
 1,000,000  Tyco International Group SA (Yankee) ..........       6.250%   06/15/03           999,920
                                                                                          -----------




                       See notes to financial statements

COVA SERIES TRUST
QUALITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------------------------
    PAR     SECURITY                                                                         VALUE
  AMOUNT    DESCRIPTION                                          COUPON    MATURITY         (NOTE 1)
-----------------------------------------------------------------------------------------------------



            NORWAY - 4.6%
$2,000,000  Petro Geo-Services (Yankee) .....................     7.125%   03/30/28       $ 2,074,356
                                                                                          -----------

            Total Foreign Bonds and Debt Securities
            (Cost $6,653,830)                                                               6,792,628
                                                                                          -----------

            TOTAL INVESTMENTS - 99.3%
            (Cost $43,167,509)                                                             45,089,304

            Other Assets and Liabilities (net) -  0.7%                                        315,124
                                                                                          -----------

            TOTAL NET ASSETS - 100.0%                                                     $45,404,428
                                                                                          ===========



            PORTFOLIO FOOTNOTES:

            (a)  Assets segregated for open futures

            @ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

            REIT - Real Estate Investment Trust

            Yankee - U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.





                       See notes to financial statements

COVA SERIES TRUST
STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                                VALUE
DESCRIPTION                                               SHARES       (NOTE 1)
--------------------------------------------------------------------------------

COMMON STOCKS - 90.5%
ADVERTISING - 0.1%
Omnicom Group, Inc. ...................................   1,700      $   84,788
                                                                     ----------

AEROSPACE & DEFENSE - 1.6%
AlliedSignal, Inc. ....................................   5,500         244,063
Boeing Co. ............................................   9,600         427,800
General Dynamics Corp. ................................   1,500          69,750
Lockheed Martin Corp. .................................   1,900         201,163
Northrop Grumman Corp. ................................     700          72,188
Raytheon Co. Class B ..................................   3,400         201,025
Textron, Inc. .........................................   1,700         121,869
United Technologies Corp. .............................   2,300         212,750
                                                                     ----------
                                                                      1,550,608
                                                                     ----------
AIRLINES - 0.5%
AMR Corp. * ...........................................   1,800         149,850
Delta Air Lines, Inc. .................................     800         103,400
FDX Corp. * ...........................................   1,500          94,125
Southwest Airlines, Inc. ..............................   2,300          68,138
US Airways Group, Inc. * ..............................     900          71,325
                                                                     ----------
                                                                        486,838
                                                                     ----------
AUTOMOTIVE - 2.1%
Chrysler Corp. ........................................   6,300         355,163
Dana Corp. ............................................   1,200          64,200
Eaton Corp. ...........................................     800          62,200
Echlin, Inc. ..........................................     700          34,344
Ford Motor Co. ........................................  11,700         690,300
General Motors Corp. ..................................   6,900         461,006
Genuine Parts Co. .....................................   2,200          76,038
Goodyear Tire & Rubber Co. ............................   1,700         109,544
Paccar, Inc. ..........................................     900          47,025
TRW, Inc. .............................................   1,400          76,475
                                                                     ----------
                                                                      1,976,295
                                                                     ----------
BANKING - 8.4%
Associates First Capital Corp. ........................   3,400         261,375
Banc One Corp. ........................................   6,100         340,456
Bank of New York ......................................   3,600         218,475
BankAmerica Corp. .....................................   6,500         561,844
BankBoston Corp. ......................................   2,800         155,750
Bankers Trust New York Corp. ..........................   1,000         116,063
BB&T Corp. ............................................   1,600         108,200
Beneficial Corp. ......................................     500          76,594
Chase Manhattan Corp. .................................   8,000         604,000
Citicorp ..............................................   4,300         641,775




                       See notes to financial statements

COVA SERIES TRUST
STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 1998 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                                VALUE
DESCRIPTION                                               SHARES       (NOTE 1)
--------------------------------------------------------------------------------


BANKING - CONTINUED
Comerica, Inc. ........................................   1,600      $  106,000
Fifth Third Bancorp ...................................   2,300         144,900
First Chicago NBD Corp. ...............................   2,800         248,150
First Union Corp. .....................................   9,122         531,357
Fleet Financial Group, Inc. ...........................   2,600         217,100
Golden West Financial Corp. ...........................     600          63,788
Huntington Bancshares, Inc. ...........................   2,300          77,050
H.F. Ahmanson & Co. ...................................   1,000          71,000
KeyCorp ...............................................   4,400         156,750
MBNA Corp. ............................................   5,000         165,000
Mellon Bank Corp. .....................................   2,400         167,100
Mercantile Bancorp., Inc. .............................   1,500          75,563
National City Corp. ...................................   3,200         227,200
NationsBank Corp. .....................................   8,900         680,850
Northern Trust Corp. ..................................   1,200          91,500
Norwest Corp. .........................................   7,200         269,100
PNC Bank Corp. ........................................   3,100         166,819
Republic New York Corp. ...............................   1,300          81,819
State Street Corp. ....................................   1,600         111,200
Summit Bancorp ........................................   1,900          90,250
Suntrust Banks, Inc. ..................................   2,100         170,756
Synovus Financial Corp. ...............................   2,800          66,500
U.S. Bancorp ..........................................   7,000         301,000
Wachovia Corp. ........................................   2,100         177,450
Washington Mutual, Inc. ...............................   3,700         160,719
Wells Fargo & Co. .....................................     800         295,200
                                                                     ----------
                                                                      7,998,653
                                                                     ----------
BEVERAGES, FOOD & TOBACCO - 6.9%
Anheuser-Busch Companies, Inc. ........................   4,700         221,781
Archer-Daniels-Midland Co. ............................   5,900         114,313
Bestfoods .............................................   2,800         162,575
Campbell Soup Co. .....................................   4,400         233,750
Coca-Cola Co. .........................................  23,500       2,009,250
ConAgra, Inc. .........................................   4,700         148,931
Fortune Brands, Inc. ..................................   2,100          80,719
General Mills Co. .....................................   1,500         102,563
Heinz (H.J.), Co. .....................................   3,500         196,438
Hershey Foods Corp. ...................................   1,500         103,500
Kellogg Co. ...........................................   4,000         150,250
Pepsico, Inc. .........................................  14,400         593,100
Philip Morris Companies, Inc. .........................  23,300         917,438
Pioneer Hi-Bred International, Inc. ...................   2,400          99,300
Quaker Oats Co. .......................................   1,500          82,406





                       See notes to financial statements

COVA SERIES TRUST
STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 1998 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                                VALUE
DESCRIPTION                                               SHARES       (NOTE 1)
--------------------------------------------------------------------------------

BEVERAGES, FOOD & TOBACCO - CONTINUED
Ralston-Ralston Purina Group ..........................   1,100      $  128,494
Sara Lee Corp. ........................................   4,600         257,313
Seagrams Co., Ltd. ....................................   3,600         147,375
Sysco Corp. ...........................................   3,600          92,250
Unilever N.V ..........................................   6,100         481,519
UST, Inc. .............................................   2,300          62,100
Wrigley William Jr. Co. ...............................   1,200         117,600
                                                                     ----------
                                                                      6,502,965
                                                                     ----------
BUILDING MATERIALS - 0.2%
Masco Corp. ...........................................   1,900         114,950
Sherwin Williams Co. ..................................   2,000          66,250
                                                                     ----------
                                                                        181,200
                                                                     ----------
CHEMICALS - 2.2%
Air Products & Chemicals, Inc. ........................   2,600         104,000
Avery-Dennison Corp. ..................................   1,200          64,500
Dow Chemical Co. ......................................   2,200         212,713
Du Pont (E.I.) De Nemours and Co. .....................  10,700         798,488
Eastman Chemical Co. ..................................   1,100          68,475
Hercules, Inc. ........................................   1,200          49,350
International Flavors & Fragrances, Inc. ..............   1,300          56,469
Monsanto Co. ..........................................   5,700         318,488
PPG Industries, Inc. ..................................   1,800         125,213
Praxair, Inc. .........................................   1,700          79,581
Rohm & Haas Co. .......................................     700          72,756
Sigma Aldrich Corp. ...................................   1,200          42,150
Union Carbide Corp. ...................................   1,400          74,725
                                                                     ----------
                                                                      2,066,908
                                                                     ----------
COMMERCIAL SERVICES - 0.6%
Cendant Corp.* ........................................   7,900         164,913
Equifax, Inc. .........................................   1,600          58,100
Interpublic Group, Inc. ...............................   1,300          78,894
Service Corp. International ...........................   2,600         111,475
Waste Management, Inc. ................................   4,500         157,500
                                                                     ----------
                                                                        570,882
                                                                     ----------
COMMUNICATIONS - 2.2%
3 Com Corp.* ..........................................   3,500         107,406
Alltel Corp. ..........................................   2,000          93,000
DSC Communications Corp.* .............................   1,300          39,000
General Instrument Corp.* .............................   1,500          40,781
Lucent Technologies, Inc. .............................  12,500       1,039,844
MCI Communications Corp. ..............................   6,700         389,438
Scientific-Atlanta, Inc. ..............................     900          22,838




                       See notes to financial statements

COVA SERIES TRUST
STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 1998 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                                VALUE
DESCRIPTION                                               SHARES       (NOTE 1)
--------------------------------------------------------------------------------

COMMUNICATIONS - CONTINUED
Tele-Communications TCI Group* ........................   5,000      $  192,188
Tellabs, Inc.* ........................................   1,800         128,925
                                                                     ----------
                                                                      2,053,420
                                                                     ----------
COMPUTER SOFTWARE & PROCESSING - 5.1%
Adobe Systems, Inc. ...................................     700          29,706
Automatic Data Processing, Inc. .......................   2,900         211,338
Cabletron Systems, Inc.* ..............................   1,800          24,188
Ceridian Corp.* .......................................     800          47,000
Cisco Systems, Inc. ...................................   9,700         893,006
Cognizant Corp. .......................................   1,700         107,100
Computer Associates International, Inc. ...............   5,300         294,481
Computer Sciences Corp. ...............................   1,600         102,400
First Data Corp. ......................................   4,200         139,913
HBO & Co. .............................................   4,200         148,050
Microsoft Corp. .......................................  23,300       2,525,138
Novell Inc.* ..........................................   3,700          47,175
Oracle Corp. ..........................................   9,500         233,344
Parametric Technology Co. .............................   2,600          70,444
                                                                     ----------
                                                                      4,873,283
                                                                     ----------
COMPUTERS & INFORMATION - 3.5%
Apple Computer, Inc.* .................................   1,400          40,163
Compaq Computer Corp. .................................  15,918         451,659
Dell Computer Corp. ...................................   6,300         584,719
EMC Corp. .............................................   4,800         215,100
Gateway 2000, Inc.* ...................................   1,500          75,938
Hewlett-Packard Co. ...................................  10,000         598,750
International Business Machines Corp. .................   9,300       1,067,756
Seagate Technology, Inc ...............................   2,400          57,150
Silicon Graphics, Inc.* ...............................   2,100          25,463
Sun Microsystems, Inc.* ...............................   3,600         156,375
Unisys Corp.* .........................................   2,500          70,625
                                                                     ----------
                                                                      3,343,698
                                                                     ----------
CONTAINERS & PACKAGING - 0.1%
Crown Cork & Seal, Inc. ...............................   1,500          71,250
Sealed Air Corp.* .....................................     900          33,075
                                                                     ----------
                                                                        104,325
                                                                     ----------
COSMETICS & PERSONAL CARE - 1.0%
Avon Products, Inc. ...................................   1,300         100,750
Colgate-Palmolive Co. .................................   2,900         255,200
Gillette Co. ..........................................  10,600         600,888
                                                                     ----------
                                                                        956,838
                                                                     ----------




                       See notes to financial statements

COVA SERIES TRUST
STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 1998 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                                VALUE
DESCRIPTION                                               SHARES       (NOTE 1)
--------------------------------------------------------------------------------

ELECTRIC UTILITIES - 2.2%
American Electric Power Co. ...........................   2,100      $   95,288
Carolina Power & Light Co. ............................   1,900          82,413
Central & South West Corp. ............................   2,800          75,250
Consolidated Edison, Inc. .............................   2,600         119,763
Dominion Resources, Inc. ..............................   2,300          93,725
DTE Energy Co. ........................................   1,900          76,713
Duke Energy Corp. .....................................   3,500         207,375
Edison International ..................................   4,200         124,163
Entergy Corp. .........................................   3,300          94,875
FirstEnergy Corp. .....................................   2,800          86,100
FPL Group, Inc. .......................................   1,900         119,700
Houston Industries, Inc. ..............................   3,300         101,888
PacifiCorp ............................................   3,900          88,238
Peco Energy Co. .......................................   2,600          75,888
P.G.& E. Corp. ........................................   4,200         132,563
Public Service Enterprise Group, Inc. .................   2,800          96,425
Southern Co. ..........................................   6,900         191,044
Texas Utilities Co. ...................................   2,700         112,388
Unicom Corp. ..........................................   2,700          94,669
                                                                     ----------
                                                                      2,068,468
                                                                     ----------
ELECTRICAL EQUIPMENT - 4.0%
AMP Inc. ..............................................   2,300          79,063
Applied Materials, Inc. ...............................   3,600         106,200
Cooper Industries, Inc. ...............................   1,300          71,419
Emerson Electric Co. ..................................   4,300         259,613
General Electric Co. ..................................  31,200       2,839,146
Grainger (W.W.), Inc. .................................   1,200          59,775
Northern Telecom Ltd. .................................   5,000         283,750
Raychem Corp. .........................................   1,000          29,563
Thermo Electron Corp. * ...............................   1,700          58,119
                                                                     ----------
                                                                      3,786,648
                                                                     ----------
ELECTRONICS - 2.4%
Advanced Micro Devices, Inc. * ........................   1,500          25,594
CBS Corp. .............................................   6,900         219,075
Honeywell, Inc. .......................................   1,300         108,631
Intel Corp. ...........................................  15,700       1,163,763
KLA-Tencor Corp. * ....................................     900          24,919
LSI Logic Corp. * .....................................   1,500          34,594
Micron Technology, Inc. ...............................   2,100          52,106
Motorola, Inc. ........................................   5,800         304,863
National Semiconductor Corp. * ........................   1,800          23,738
Perkin-Elmer Corp. ....................................     500          31,094





                       See notes to financial statements

COVA SERIES TRUST
STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 1998 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                                VALUE
DESCRIPTION                                               SHARES       (NOTE 1)
--------------------------------------------------------------------------------

ELECTRONICS - CONTINUED
Rockwell International Corp. ..........................   2,100      $  100,931
Texas Instruments, Inc. ...............................   3,800         221,588
                                                                     ----------
                                                                      2,310,896
                                                                     ----------
ENTERTAINMENT & LEISURE - 1.2%
Brunswick Corp., Inc. .................................   1,300          32,175
Hasbro, Inc. ..........................................   1,400          55,038
Mattel, Inc. ..........................................   2,900         122,706
Mirage Resorts, Inc. * ................................   2,200          46,888
Viacom, Inc. Class B * ................................   3,500         203,875
Walt Disney Co. .......................................   6,500         682,906
                                                                     ----------
                                                                      1,143,588
                                                                     ----------
ENVIRONMENTAL CONTROLS - 0.1%
Browning-Ferris Industries, Inc. ......................   2,100          72,975
                                                                     ----------

FINANCIAL SERVICES - 3.3%
American Express Credit Corp. .........................   4,700         535,800
American General Corp. ................................   2,500         177,969
Block, (H.& R.), Inc. .................................   1,200          50,550
Charles Schwab Corp. ..................................   3,600         117,000
Countrywide Credit Industries, Inc. ...................   1,300          65,975
Federal Home Loan Mortgage Corp. ......................   6,800         320,025
Federal National Mortgage Association .................  10,200         619,650
Franklin Resources, Inc. ..............................   3,400         183,600
Green Tree Financial Corp. ............................   1,400          59,938
Household International, Inc. .........................   3,300         164,175
J.P. Morgan & Co., Inc. ...............................   1,700         199,113
Lehman Brothers Holdings, Inc. ........................   1,600         124,100
Merrill Lynch & Co., Inc. .............................   3,900         359,775
MGIC Investment Corp. .................................   1,100          62,769
Providian Financial Corp. .............................     900          70,706
                                                                     ----------
                                                                      3,111,145
                                                                     ----------
FOREST PRODUCTS & PAPER - 0.7%
Champion International Corp. ..........................   1,200          59,025
Fort James Corp. ......................................   2,200          97,900
Georgia-Pacific Corp. .................................   1,000          58,938
International Paper Co. ...............................   3,100         133,300
Mead Corp. ............................................   1,400          44,450
Union Camp Corp. ......................................   1,000          49,625
Westvaco Corp. ........................................   1,700          48,025
Weyerhauser Co. .......................................   2,200         101,613
Willamette Industries, Inc. ...........................   1,500          48,000
                                                                     ----------
                                                                        640,876
                                                                     ----------




                       See notes to financial statements

COVA SERIES TRUST
STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 1998 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                                VALUE
DESCRIPTION                                               SHARES       (NOTE 1)
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS - 0.9%
Columbia/HCA Healthcare Corp. .........................   6,400      $  186,400
HEALTHSOUTH Corp. .....................................   4,000         106,750
Humana, Inc. * ........................................   1,800          56,138
Medtronic, Inc. .......................................   4,600         293,250
Tenet Healthcare Corp. * ..............................   3,200         100,000
United Healthcare Corp. ...............................   1,900         120,650
                                                                     ----------
                                                                        863,188
                                                                     ----------
HEAVY MACHINERY - 0.6%
Case Corp. ............................................   1,000          48,250
Caterpiller Tractor, Inc. .............................   3,800         200,925
Deere & Co. ...........................................   2,500         132,188
Ingersoll-Rand Co. ....................................   1,900          83,719
McDermott International, Inc. .........................     700          24,106
Parker-Hannifin Corp. .................................   1,300          49,563
                                                                     ----------
                                                                        538,751
                                                                     ----------
HOUSEHOLD PRODUCTS - 1.8%
Black & Decker Corp. ..................................   1,000          61,000
Clorox Co. ............................................   1,100         104,913
Maytag Corp. ..........................................   1,000          49,375
Newell Co. ............................................   1,800          89,663
Owens-Illinois, Inc. * ................................   1,600          71,600
Procter & Gamble Co. ..................................  12,800       1,165,600
Rubbermaid, Inc. ......................................   1,700          56,419
Stanley Works, (The) ..................................   1,100          45,719
Whirlpool Corp. .......................................     800          55,000
                                                                     ----------
                                                                      1,699,289
                                                                     ----------
INDUSTRIAL - DIVERSIFIED - 1.6%
Armstrong World Industries, Inc. ......................     700          47,163
Corning, Inc. .........................................   2,300          79,925
Dover Corp. ...........................................   2,400          82,200
Eastman Kodak Co. .....................................   3,100         226,494
Fluor Corp. ...........................................   1,000          51,000
Illinois Tool Works, Inc. .............................   2,500         166,719
ITT Industries, Inc. ..................................   1,500          56,063
Johnson Controls, Inc. ................................   1,000          57,188
Minnesota Mining & Manufacturing Co. ..................   3,900         320,531
Tenneco, Inc. .........................................   2,100          79,931
Tyco International Ltd. ...............................   5,600         352,800
                                                                     ----------
                                                                      1,520,014
                                                                     ----------
INSURANCE - 4.4%
Aetna, Inc. ...........................................   1,500         114,188
Allstate Corp. ........................................   4,000         366,250
American International Group ..........................   6,600         963,600





                       See notes to financial statements

COVA SERIES TRUST
STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 1998 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                                VALUE
DESCRIPTION                                               SHARES       (NOTE 1)
--------------------------------------------------------------------------------

INSURANCE - CONTINUED
Aon Corp. .............................................   1,700      $  119,425
Chubb Corp. ...........................................   1,600         128,600
Cigna Corp. ...........................................   2,400         165,600
Cincinnati Financial Corp. ............................   1,700          65,238
Conseco, Inc. .........................................   1,800          84,150
General RE Corp. ......................................     800         202,800
Hartford Financial Services Group, Inc. ...............   1,100         125,813
Jefferson Pilot Corp. .................................   1,100          63,731
Lincoln National Corp. ................................   1,000          91,375
Loews Corp. ...........................................   1,300         113,263
Marsh & McLennan Cos., Inc. ...........................   2,550         154,116
MBIA, Inc. ............................................   1,000          74,875
Progressive Corp. .....................................     700          98,700
Safeco Corp. ..........................................   1,600          72,700
St. Paul Cos ..........................................   2,300          96,744
SunAmerica, Inc. ......................................   1,900         109,131
Torchmark Corp. .......................................   1,600          73,200
Transamerica Corp. ....................................     800          92,100
Travelers Group, Inc. .................................  11,300         685,063
Unum Corp. ............................................   1,300          72,150
                                                                     ----------
                                                                      4,132,812
                                                                     ----------
LODGING - 0.2%
Hilton Hotels Corp. ...................................   2,700          76,950
Marriott International, Inc. Class A ..................   2,700          87,413
                                                                     ----------
                                                                        164,363
                                                                     ----------
MEDIA - BROADCASTING & PUBLISHING - 1.9%
Clear Channel Communications, Inc.* ...................   1,200         130,950
Comcast Corp. .........................................   3,500         142,078
Dow Jones & Co., Inc. .................................   1,200          66,900
Dun & Bradstreet Corp. ................................   2,000          72,250
Gannett Co., Inc. .....................................   2,800         198,975
Knight-Ridder, Inc. ...................................   1,000          55,063
McGraw-Hill Companies, Inc. ...........................   1,100          89,719
MediaOne Group, Inc.* .................................   6,000         263,625
New York Times Co. ....................................   1,100          87,175
R.R. Donnelley & Sons Co. .............................   1,700          77,775
Time Warner, Inc. .....................................   5,500         469,906
Times Mirror Co. Class A ..............................   1,100          69,163
Tribune Co. ...........................................   1,400          96,338
                                                                     ----------
                                                                      1,819,917
                                                                     ----------
MEDICAL SUPPLIES - 0.8%
Baxter International, Inc. ............................   2,900         156,056
Becton Dickinson & Co. ................................   1,300         100,913





                       See notes to financial statements

COVA SERIES TRUST
STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 1998 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                                VALUE
DESCRIPTION                                               SHARES       (NOTE 1)
--------------------------------------------------------------------------------

MEDICAL SUPPLIES - CONTINUED


Biomet, Inc. ..........................................   1,400        $ 46,288
Boston Scientific Corp.* ..............................   1,900         136,088
Cardinal Health, Inc. .................................   1,100         103,125
Guidant Corp. .........................................   1,500         106,969
St. Jude Medical, Inc. ................................   1,100          40,494
United States Surgical Corp. ..........................     900          41,063
                                                                       --------
                                                                        730,996
                                                                       --------
METALS - 0.6%
Alcan Aluminum Ltd. ...................................   2,700          74,588
Allegheny Teledyne, Inc. ..............................   2,300          52,613
Aluminum Company of America ...........................   1,700         112,094
Barrick Gold Corp. ....................................   4,300          82,506
Freeport-McMoran Copper & Gold, Inc. ..................   2,400          36,450
Nucor Corp. ...........................................   1,000          46,000
Phelps Dodge Corp. ....................................     800          45,750
Placer Dome, Inc. .....................................   3,600          42,300
Reynolds Metals Co. ...................................     900          50,344
USX - U.S. Steel Group, Inc. ..........................   1,300          42,900
                                                                       --------
                                                                        585,545
                                                                       --------
MINING - 0.1%
Inco, Ltd. ............................................   2,200          29,975
Newmont Mining Corp. ..................................   1,900          44,888
                                                                       --------
                                                                         74,863
                                                                       --------
OFFICE EQUIPMENT - 0.6%
Bay Networks, Inc. * ..................................   2,200          70,950
Harris Corp., Inc. ....................................   1,000          44,688
IKON Office Solutions, Inc. ...........................   1,500          21,844
Pitney Bowes, Inc. ....................................   2,700         129,938
Xerox Corp. ...........................................   3,100         315,038
                                                                       --------
                                                                        582,458
                                                                       --------
OIL & GAS - 7.2%
Amerada Hess Corp. ....................................   1,300          70,606
Amoco Corp. ...........................................   9,600         399,600
Anadarko Petroleum Corp. ..............................     700          47,031
Apache Corp. ..........................................   1,300          40,950
Ashland, Inc. .........................................   1,000          51,625
Atlantic Richfield Co. ................................   3,200         250,000
Baker Hughes, Inc. ....................................   1,800          62,213
Burlington Resources, Inc. ............................   2,000          86,125
Chevron Corp. .........................................   6,400         531,600
Coastal Corp. .........................................   1,300          90,756
Columbia Gas System, Inc. .............................   1,200          66,750
Dresser Industries, Inc. ..............................   1,800          79,313




                       See notes to financial statements

COVA SERIES TRUST
STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 1998 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                                VALUE
DESCRIPTION                                               SHARES       (NOTE 1)
--------------------------------------------------------------------------------

OIL & GAS - CONTINUED
Enron Corp. ...........................................   3,300      $  178,406
Exxon Corp. ...........................................  23,600       1,682,975
Halliburton Co. .......................................   2,600         115,863
Mobil Corp. ...........................................   7,600         582,350
Occidental Petroleum Corp. ............................   3,700          99,900
Phillips Petroleum Co. ................................   2,900         139,744
Royal Dutch Petroleum Co. .............................  20,500       1,123,656
Schlumberger Ltd. .....................................   4,800         327,900
Sonat, Inc. ...........................................   1,300          50,213
Texaco, Inc. ..........................................   5,500         328,281
Union Pacific Resources Group, Inc. ...................   3,100          54,444
Unocal Corp. ..........................................   2,700          96,525
USX - Marathon Group ..................................   3,100         106,369
Western Atlas, Inc.* ..................................     600          50,925
Williams Companies, Inc. ..............................   4,200         141,750
                                                                     ----------
                                                                      6,855,870
                                                                     ----------
PHARMACEUTICALS - 9.1%
Abbott Laboratories ...................................  14,800         604,950
Alza Corp.* ...........................................   1,000          43,250
American Home Products Corp. ..........................  12,500         646,875
Amgen, Inc.* ..........................................   2,600         169,975
Bristol-Myers Squibb Co. ..............................   9,500       1,091,906
Eli Lilly & Co. .......................................  10,700         706,869
Johnson & Johnson .....................................  12,900         951,375
Merck & Co., Inc. .....................................  11,500       1,538,125
Pfizer, Inc. ..........................................  12,400       1,347,725
Pharmacia & Upjohn, Inc. ..............................   5,100         235,238
Schering-Plough Corp. .................................   7,000         641,375
Warner Lambert Co. ....................................   7,800         541,125
                                                                     ----------
                                                                      8,518,788
                                                                     ----------
RESTAURANTS - 0.6%
McDonald's Corp. ......................................   6,700         462,300
Tricon Global Restaurants, Inc.* ......................   1,700          53,869
Wendy's International, Inc. ...........................   1,700          39,950
                                                                     ----------
                                                                        556,119
                                                                     ----------
RETAILERS - 5.3%
Albertson's, Inc. .....................................   2,500         129,531
American Stores Co. ...................................   3,000          72,563
AutoZone, Inc.* .......................................   1,600          51,100
Circuit City Stores, Inc. .............................   1,100          51,563
Consolidated Stores Corp.* ............................   1,200          43,500
Costco Companies, Inc.* ...............................   2,100         132,431
CVS Corp. .............................................   3,800         147,963





                       See notes to financial statements

COVA SERIES TRUST
STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 1998 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                                VALUE
DESCRIPTION                                               SHARES       (NOTE 1)
--------------------------------------------------------------------------------

RETAILERS - CONTINUED
Dayton-Hudson Corp. ...................................   4,200      $  203,700
Dillard's, Inc. Class A ...............................   1,300          53,869
Federated Department Stores, Inc.* ....................   2,100         113,006
Gap, Inc. .............................................   3,800         234,175
Home Depot, Inc. ......................................   7,000         581,438
J.C. Penney Co., Inc. .................................   2,500         180,781
Kimberly-Clark Corp. ..................................   5,400         247,725
K-Mart Corp.* .........................................   4,900          94,325
Kroger Co. ............................................   2,600         111,475
Limited, Inc. (The) ...................................   2,300          76,188
Lowes Companies, Inc. .................................   3,400         137,913
May Department Stores (The) Co. .......................   2,300         150,650
Nordstrom, Inc. .......................................     800          61,775
Rite Aid Corp. ........................................   2,600          97,663
Sears, Roebuck and Co. ................................   3,800         232,038
Tandy Corp. ...........................................   1,100          58,369
TJX Companies, Inc. ...................................   3,400          82,025
Toys "R" Us, Inc.* ....................................   3,000          70,688
Venator Group, Inc.* ..................................   1,700          32,513
Walgreen Co. ..........................................   4,900         202,431
Wal-Mart Stores, Inc. .................................  21,400       1,300,050
Winn Dixie Stores, Inc. ...............................   1,600          81,900
                                                                     ----------
                                                                      5,033,348
                                                                     ----------
TELEPHONE SYSTEMS - 5.6%
Airtouch Communications, Inc.* ........................   5,400         315,563
Ameritech Corp. .......................................  10,500         471,188
AT&T Corp. ............................................  15,500         885,438
Bell Atlantic Corp. ...................................  14,800         675,250
Bellsouth Corp. .......................................   9,500         637,688
Frontier Corp. ........................................   1,800          56,700
GTE Corp. .............................................   9,100         506,188
Nextel Communications, Inc.* ..........................   2,600          64,675
SBC Communications Corp. ..............................  17,500         700,000
Sprint Corp. ..........................................   4,200         296,100
U.S. WEST, Inc. .......................................   4,700         220,900
Worldcom, Inc.* .......................................   9,800         474,688
                                                                     ----------
                                                                      5,304,378
                                                                     ----------
TEXTILES, CLOTHING & FABRICS - 0.3%
Fruit of the Loom, Inc.* ..............................     900          29,869
Liz Claiborne, Inc. ...................................     800          41,800
Nike, Inc. ............................................   2,900         141,194
VF Corp. ..............................................   1,500          77,250
                                                                     ----------
                                                                        290,113
                                                                     ----------




                       See notes to financial statements

COVA SERIES TRUST
STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 1998 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                                VALUE
DESCRIPTION                                               SHARES       (NOTE 1)
--------------------------------------------------------------------------------

TRANSPORTATION - 0.5%
Burlington Northern Santa Fe Corp. ................       1,500    $   147,281
CSX Corp. .........................................       2,300        104,650
Laidlaw, Inc. Class B .............................       3,300         40,219
Norfolk Southern Corp. ............................       3,900        116,269
Union Pacific Corp. ...............................       2,500        110,313
                                                                   -----------
                                                                       518,732
                                                                   -----------

Total Common Stocks (Cost $48,825,471) ............                 85,674,841
                                                                   -----------

SHORT-TERM INVESTMENTS - 9.6%
U.S. GOVERNMENT AGENCY - 0.5%
Federal Farm Credit Bank at 5.33%,
due 07/07/98 (a) ..................................     500,000        492,967
                                                                   -----------

REPURCHASE AGREEMENT - 9.1%
J. P. Morgan Repurchase Agreement at
5.50%, due 07/01/98, collaterized by
U.S. Treasury Bond, $5,429,000 par,
13.25% coupon, due 05/05/14,
repurchase proceeds of $8,616,316. ................   8,615,000      8,615,000
                                                                   -----------

Total Short-Term Investments
(Cost $9,107,967) .................................                  9,107,967
                                                                   -----------

TOTAL INVESTMENTS - 100.1%
(Cost $57,933,438) ................................                 94,782,808

Other Assets and Liabilities (net) - (0.1%) .......                    (99,852)
                                                                   -----------

TOTAL NET ASSETS - 100.0% .........................                $94,682,956
                                                                   ===========



PORTFOLIO FOOTNOTES:

* Non-income producing security as this stock did not declare or pay dividends in the last 12 month period.

(a)  Assets segregated for open futures





                       See notes to financial statements

COVA SERIES TRUST
VKAC GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
   PAR/SHARE   SECURITY                                                 VALUE
    AMOUNT     DESCRIPTION                                             (NOTE 1)
--------------------------------------------------------------------------------

               COMMON AND PREFERRED STOCKS - 90.2%
               AEROSPACE & DEFENSE - 1.1%
     13,970    AlliedSignal, Inc. ..................................  $  619,919
                                                                      ----------
               BANKING - 9.3%
     10,200    BankBoston Corp. ....................................     567,375
     20,000    Chase Manhattan Corp. ...............................   1,509,993
      6,400    Dresdner Bank AG (ADR) ..............................     345,699
     13,270    First Union Corp. ...................................     772,978
      4,980    Fleet Financial Group, Inc. .........................     415,830
     11,960    NationsBank Corp. ...................................     914,940
     14,250    Washington Mutual, Inc. .............................     618,984
                                                                      ----------
                                                                       5,145,799
                                                                      ----------
               BEVERAGES, FOOD & TOBACCO - 4.5%
      8,200    Dole Food Company, Inc. .............................     407,438
     28,561    Philip Morris Companies, Inc. .......................   1,124,589
      5,230    Ralston-Ralston Purina Group ........................     610,929
      4,120    Unilever N.V. (U.S.$) ...............................     325,223
                                                                      ----------
                                                                       2,468,179
                                                                      ----------
               CHEMICALS - 1.4%
      4,860    Airgas, Inc.* .......................................      69,863
      4,550    BetzDearborn, Inc. ..................................     191,953
      6,510    Imperial Chemical Industries Plc (ADR) ..............     419,895
      3,100    Rhodia, Inc. (144A)*# ...............................      84,475
                                                                      ----------
                                                                         766,186
                                                                      ----------
               COMMERCIAL SERVICES - 2.9%
     22,200    Avis Rent A Car, Inc.* ..............................     549,450
     12,520    USA Waste Services, Inc.* ...........................     618,175
     12,490    Waste Management, Inc. (a) ..........................     437,150
                                                                      ----------
                                                                       1,604,775
                                                                      ----------
               COMMUNICATIONS - 1.9%
     25,570    Alcatel Alsthom (ADR) ...............................   1,040,379
        400    Loral Space & Communications, Ltd.* .................      11,300
                                                                      ----------
                                                                       1,051,679
                                                                      ----------

               COMPUTER SOFTWARE & PROCESSING - 5.5%
     14,440    BMC Software, Inc. ..................................     749,978
     16,940    Cognizant Corp. .....................................   1,067,220
     11,235    Computer Associates International, Inc. .............     624,245
     10,550    First Data Corp. ....................................     351,447
      2,000    Microsoft Corp. Convertible Preferred ...............     190,000
                                                                      ----------
                                                                       2,982,890
                                                                      ----------
               COMPUTERS & INFORMATION - 2.8%
     11,150    International Business Machines Corp. ...............   1,280,159
     11,630    Quantum Corp. .......................................     241,323
                                                                      ----------
                                                                       1,521,482
                                                                      ----------
               CONTAINERS & PACKAGING - 0.9%
     10,310    Crown Cork & Seal, Inc. .............................     489,725
                                                                      ----------
               COSMETICS & PERSONAL CARE - 1.3%
      7,890    Colgate-Palmolive Co. ...............................     694,320
                                                                      ----------
               ELECTRIC UTILITIES - 6.7%
      9,910    BEC Energy ..........................................     411,265
     13,120    Consolidated Edison, Inc. ...........................     604,340
     11,450    Edison International ................................     338,491
        800    Entergy Corp. .......................................      23,000


                       See notes to financial statements

COVA SERIES TRUST
VKAC GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
   PAR/SHARE   SECURITY                                                  VALUE
    AMOUNT     DESCRIPTION                                              (NOTE 1)
--------------------------------------------------------------------------------

               ELECTRIC UTILITIES - CONTINUED
      6,400    FPL Group, Inc. .....................................  $  403,200
     11,190    GPU, Inc. ...........................................     423,122
     39,400    Niagara Mohawk Power Corp.* .........................     588,538
     36,831    Northeast Utilities* ................................     623,825
      7,160    P.G.&E. Corp. .......................................     225,988
                                                                      ----------
                                                                       3,641,769
                                                                      ----------
               ELECTRICAL EQUIPMENT - 0.5%
      9,410    Raychem Corp. .......................................     278,183
                                                                      ----------
               ELECTRONICS - 4.0%
      6,090    International Rectifier Corp.* ......................      51,765
      5,600    Micron Technology, Inc. .............................     138,950
      2,920    Motorola, Inc. ......................................     153,483
      9,730    Philips Electronics N.V .............................     827,050
      7,450    Texas Instruments, Inc. .............................     434,428
     21,830    VLSI Technology, Inc.* ..............................     366,334
      6,920    Xilinx, Inc.* .......................................     235,280
                                                                      ----------
                                                                       2,207,290
                                                                      ----------
               FINANCIAL SERVICES - 2.5%
     12,660    American General Corp. ..............................     901,234
     11,010    Block, (H.& R.), Inc. ...............................     463,796
                                                                      ----------
                                                                       1,365,030
                                                                      ----------
               FOREST PRODUCTS & PAPER - 1.3%
      6,490    Boise Cascade Corp. .................................     212,548
      8,130    Fort James Corp. ....................................     361,785
      8,500    Stone Container Corp.* ..............................     132,813
                                                                      ----------
                                                                         707,146
                                                                      ----------
               HEALTH CARE PROVIDERS - 2.7%
      9,210    Columbia/HCA Healthcare Corp. .......................     268,241
        400    Fresenius Medical Care AG Preferred Class D* ........          26
     13,890    Pacificare Health Systems, Inc. Class B* ............   1,227,529
                                                                      ----------
                                                                       1,495,796
                                                                      ----------
               HEAVY MACHINERY - 1.8%
      6,240    AGCO Corp. ..........................................     128,310
      6,900    Flowserve Corp. .....................................     169,913
     15,280    Ingersoll-Rand Co. ..................................     673,275
                                                                      ----------
                                                                         971,498
                                                                      ----------
               HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 0.9%
      8,420    Black & Decker Corp. ................................     513,620
                                                                      ----------

               HOUSEHOLD PRODUCTS - 0.9%
      7,970    Benckiser N.V.- B Shares * ..........................     491,649
                                                                      ----------

               INDUSTRIAL - DIVERSIFIED - 0.6%
      6,550    Fluor Corp. .........................................     334,050
                                                                      ----------
               INSURANCE - 4.3%
      3,750    Allstate Corp. ......................................     343,359
      4,990    Conseco, Inc. .......................................     233,283
      7,920    Equitable Companies, Inc. (The) .....................     593,505
      4,900    Everest RE Holdings, Inc. ...........................     188,344
      4,900    EXEL Limited (U.S.$) ................................     381,281
      5,060    Provident Companies, Inc. ...........................     174,570
      6,950    Travelers Group, Inc. ...............................     421,344
                                                                      ----------
                                                                       2,335,686
                                                                      ----------


                       See notes to financial statements

COVA SERIES TRUST
VKAC GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
   PAR/SHARE   SECURITY                                                 VALUE
    AMOUNT     DESCRIPTION                                             (NOTE 1)
--------------------------------------------------------------------------------

               LODGING - 0.6%
     10,700    Hilton Hotels Corp. .................................  $  304,950
                                                                      ----------

               MEDIA - BROADCASTING & PUBLISHING - 0.5%
     10,100    Capstar Broadcasting Corp. (144A)*# .................     253,763
                                                                      ----------

               MEDICAL SUPPLIES - 1.5%
      7,480    Beckman Coulter, Inc. ...............................     435,710
     10,100    St. Jude Medical, Inc. ..............................     371,806
                                                                      ----------
                                                                         807,516
                                                                      ----------

               OFFICE EQUIPMENT - 1.0%
      5,300    Xerox Corp. .........................................     538,613
                                                                      ----------

               OIL & GAS - 7.7%
     12,430    Coastal Corp. .......................................     867,769
     20,280    El Paso Natural Gas Co. .............................     775,710
      8,460    Exxon Corp. .........................................     603,304
      6,100    Mobil Corp. .........................................     467,413
     14,010    Texaco, Inc. ........................................     836,222
      5,800    Valero Energy Corp. .................................     192,850
     15,590    YPF Sociedad Anonima (ADR) ..........................     468,674
                                                                      ----------
                                                                       4,211,942
                                                                      ----------

               PHARMACEUTICALS - 9.6%
     11,220    Alza Corp.* .........................................     485,265
     21,060    American Home Products Corp. ........................   1,089,855
      4,420    Merck & Co., Inc. ...................................     591,175
     20,100    Mylan Laboratories, Inc. ............................     604,256
     15,030    Pharmacia & Upjohn, Inc. ............................     693,259
     15,200    Rhone-Poulenc, S.A. (ADR) ...........................     854,050
      7,990    SmithKline Beecham Plc (ADR) ........................     483,395
     10,970    Watson Pharmaceutical, Inc. .........................     512,162
                                                                      ----------
                                                                       5,313,417
                                                                      ----------
               REAL ESTATE - 0.6%
     11,700    Arden Realty Group, Inc. (REIT) .....................     302,738
                                                                      ----------

               RETAILERS - 3.2%
     16,050    Federated Department Stores, Inc.* ..................     863,691
     13,290    Gap, Inc. ...........................................     818,996
      4,140    Gymboree Corp.* .....................................      62,747
                                                                      ----------
                                                                       1,745,434
                                                                      ----------

               TELEPHONE SYSTEMS - 5.2%
      4,110    Airtouch Communications, Inc.* ......................     240,178
      5,570    Bellsouth Corp. .....................................     373,886
     14,410    Cincinnati Bell, Inc. ...............................     412,486
     10,470    GTE Corp. ...........................................     582,394
      6,010    SBC Communications Corp. ............................     240,400
      6,100    Sprint Corp. ........................................     430,050
     12,350    U.S. WEST, Inc. .....................................     580,450
                                                                      ----------
                                                                       2,859,844
                                                                      ----------
               TEXTILES, CLOTHING & FABRICS - 1.3%
      1,400    Adidas AG (ADR) .....................................     121,964
      9,710    Tommy Hilfiger Corp.* ...............................     606,875
                                                                      ----------
                                                                         728,839
                                                                      ----------


                       See notes to financial statements

COVA SERIES TRUST
VKAC GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------------------------------------
 PAR/SHARE   SECURITY                                                                                         VALUE
  AMOUNT     DESCRIPTION                                                                                     (NOTE 1)
------------------------------------------------------------------------------------------------------------------------
             TRANSPORTATION - 1.2%
   11,970    Canadian National Railway Co. ...........................................                      $   635,906
                                                                                                            -----------

             Total Common and Preferred Stocks (Cost $39,792,497) ....................                       49,389,633
                                                                                                            -----------

             CORPORATE BONDS AND DEBT SECURITIES - 3.5%
             COMPUTERS & INFORMATION - 0.5%
  500,000    Hewlett-Packard Co. Convertible .........................................       +    10/14/07      268,925
                                                                                                            -----------

             FINANCIAL SERVICES - 1.0%
1,000,000    Deutsche Bank Finance BV Convertible (144A)# ............................       +    02/12/17      557,500
                                                                                                            -----------

             INDUSTRIAL - DIVERSIFIED - 1.1%
  350,000    ADT Operations, Inc. Convertible ........................................       +    07/06/10      588,875
                                                                                                            -----------

             PHARMACEUTICALS - 0.9%
  700,000    Roche Holdings, Inc. Convertible+ .......................................       +    04/20/10      406,000
   50,000    Sandoz Capital BVI Ltd. Convertible .....................................  2.000%    10/06/02       79,188
                                                                                                            -----------
                                                                                                                485,188
                                                                                                            -----------

             Total Corporate Bonds and Debt Securities (Cost $1,274,519)                                      1,900,488
                                                                                                            -----------

             WARRANTS - 0.1%
             PHARMACEUTICALS - 0.1%
    9,000    Rhone-Poulenc, S.A. (expiring 11/15/01)* (Cost $9,000) ......................................       57,375
                                                                                                            -----------

               SHORT-TERM INVESTMENT - 6.2%
 $3,378,000    Federal Home Loan Mortgage Corp. (Discount Note) (Cost $3,377,484)       5.500%    07/01/98    3,377,484
                                                                                                            -----------

               TOTAL INVESTMENTS - 100.0%
               (Cost $44,453,500)                                                                            54,724,980

               Other Assets and Liabilities (net) - 0.0%                                                        (14,175)
                                                                                                            -----------
               TOTAL NET ASSETS - 100.0%                                                                    $54,710,805
                                                                                                            ===========


               PORTFOLIO FOOTNOTES:

               (a)  Assets segregated for open futures

               * Non-income producing security as this stock did not declare or pay dividends in the last 12 month period.

               # Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to
                    Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

               +    Zero coupon bond

               ADR - American Depositary Receipt

               REIT - Real Estate Investment Trust


                       See notes to financial statements

COVA SERIES TRUST
HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------
   PAR/SHARE     SECURITY                                                                 VALUE
    AMOUNT       DESCRIPTION                                      COUPON     MATURITY    (NOTE 1)
--------------------------------------------------------------------------------------------------

            DOMESTIC BONDS & DEBT SECURITIES - 81.2%
            AEROSPACE & DEFENSE - 2.9%
  $350,000  Dyncorp, Inc. ..................................       9.500%    03/01/07   $  362,250
   300,000  Sequa Corp. ....................................       9.625%    10/15/99      309,750
   250,000  Sequa Corp. ....................................       9.375%    12/15/03      261,250
                                                                                        ----------
                                                                                           933,250
                                                                                        ----------

            AUTOMOTIVE - 2.8%
   500,000  Aetna Industries, Inc. .........................      11.875%    10/01/06      542,500
   100,000  Collins & Aikman Corp. .........................      11.500%    04/15/06      111,250
   250,000  Stanadyne Automotive Corp. (144A)# .............      10.250%    12/15/07      256,875
                                                                                        ----------
                                                                                           910,625
                                                                                        ----------
            BEVERAGES, FOOD & TOBACCO - 0.6%
   150,000  Fleming Companies, Inc. ........................      10.500%    12/01/04      156,750
    50,000  Fleming Companies, Inc. ........................      10.625%    07/31/07       52,375
                                                                                        ----------
                                                                                           209,125
                                                                                        ----------

            BUILDING MATERIALS - 1.9%
   575,000  American Standard Co., Inc. ....................      10.875%    05/15/99      602,313
                                                                                        ----------

            CHEMICALS - 2.5%
   534,000  ISP Holdings, Inc. .............................       9.750%    02/15/02      563,370
   250,000  Pioneer Americas Acquisition Corp. .............       9.250%    06/15/07      248,750
                                                                                        ----------
                                                                                           812,120
                                                                                        ----------

            COMMERCIAL SERVICES - 1.6%
   150,000  CSC Holdings, Inc. .............................       8.125%    08/15/09      160,875
   300,000  CSC Holdings, Inc. .............................      10.500%    05/15/16      351,750
                                                                                        ----------
                                                                                           512,625
                                                                                        ----------
            COMMUNICATIONS - 4.1%
   400,000  Echostar Communications Corp. ..................  0%, 12.875%++  06/01/04      392,000
   850,000  Fonorola, Inc. .................................      12.500%    08/15/02      945,625
                                                                                        ----------
                                                                                         1,337,625
                                                                                        ----------
            COMPUTER SOFTWARE & PROCESSING - 0.8%
   250,000  PSINet, Inc. ...................................      10.000%    02/15/05      256,250
                                                                                        ----------

            CONTAINERS & PACKAGING - 1.0%
   250,000  Fonda Group, Inc. ..............................       9.500%    03/01/07      242,500
    75,000  Sweetheart Cup Co., Inc. .......................       9.625%    09/01/00       74,625
                                                                                        ----------
                                                                                           317,125
                                                                                        ----------

            COSMETICS & PERSONAL CARE - 0.8%
   250,000  Revlon Consumer Products Corp. .................       8.625%    02/01/08      251,563
                                                                                        ----------

            ELECTRIC UTILITIES - 3.0%
   500,000  AES Corp. ......................................      10.250%    07/15/06      546,250
   100,000  AES Corp. ......................................       8.375%    08/15/07      101,500
    50,000  El Paso Electric Co. ...........................       8.250%    02/01/03       53,600
   150,000  El Paso Electric Co. ...........................       8.900%    02/01/06      168,000
   112,142  Midland Cogeneration Venture L.P. ..............      10.330%    07/23/02      121,898
                                                                                        ----------
                                                                                           991,248
                                                                                        ----------

            ELECTRONICS - 2.6%
   550,000  Communications & Power Corp. ...................      12.000%    08/01/05      618,750
    50,000  DecisionOne Corp. ..............................       9.750%    08/01/07       48,500
   300,000  DecisionOne Holdings Corp. .....................  0%, 11.500%++  08/01/08      183,000
                                                                                        ----------
                                                                                           850,250
                                                                                        ----------

            ENTERTAINMENT & LEISURE - 9.2%
   500,000  Argosy Gaming Co. ..............................      13.250%    06/01/04      565,000
    25,000  Booth Creek Ski Holdings, Inc. (144A)# .........      12.500%    03/15/07       26,875
   150,000  Booth Creek Ski Holdings, Inc. .................      12.500%    03/15/07      161,250
   300,000  Coast Hotels & Casino ..........................      13.000%    12/15/02      345,000
   400,000  Grand Casinos, Inc. ............................      10.125%    12/01/03      440,000
   650,000  Selmer Co., Inc. ...............................      11.000%    05/15/05      715,000



                       See notes to financial statements

\COVA SERIES TRUST
HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------
 PAR/SHARE  SECURITY                                                                      VALUE
  AMOUNT    DESCRIPTION                                          COUPON      MATURITY    (NOTE 1)
--------------------------------------------------------------------------------------------------

            ENTERTAINMENT & LEISURE - CONTINUED
  $500,000  Silver Cinemas, Inc. (144A)# ...................     10.500%     04/15/05   $  505,000
   189,000  Waterford Gaming LLC ...........................     12.750%     11/15/03      209,318
                                                                                        ----------
                                                                                         2,967,443
                                                                                        ----------

                 ENVIRONMENTAL CONTROLS - 1.0%
   276,000  Envirosource, Inc. ............................       9.750%     06/15/03      278,070
    50,000  Norcal Waste Systems, Inc. ....................      13.500%     11/15/05       57,750
                                                                                        ----------
                                                                                           335,820
                                                                                        ----------

            FINANCIAL SERVICES - 5.5%
   475,000  Americo Life, Inc. ............................       9.250%     06/01/05      494,000
   500,000  AmeriCredit Corp. .............................       9.250%     02/01/04      515,000
   300,000  ContiFinancial Corp. ..........................       8.375%     08/15/03      311,189
   250,000  ContiFinancial Corp. ..........................       8.125%     04/01/08      257,483
   200,000  Trizec Finance Ltd. ...........................      10.875%     10/15/05      226,000
                                                                                        ----------
                                                                                         1,803,672
                                                                                        ----------

            FOOD RETAILERS - 1.9%
   100,000  Jitney-Jungle Stores of America, Inc. .........      12.000%     03/01/06      113,250
   290,000  Pantry, Inc. (The) ............................      12.000%     11/15/00      310,663
   200,000  Pantry, Inc. (The) ............................      10.250%     10/15/07      205,000
                                                                                        ----------
                                                                                           628,913
                                                                                        ----------

            FOREST PRODUCTS & PAPER - 1.0%
   300,000  SD Warren Co. .................................      12.000%     12/15/04      333,375
                                                                                        ----------

            HEALTH CARE PROVIDERS - 2.4%
   100,000  Imagyn Medical Technolgies, Inc. ..............      12.500%     04/01/04       35,500
   250,000  Oxford Health Plans, Inc. (144A)# .............      11.000%     05/15/05      257,500
   500,000  Paragon Health Network, Inc. ..................  0%, 10.500% ++  11/01/07      333,750
   150,000  Paragon Health Network, Inc. ..................       9.500%     11/01/07      153,375
                                                                                        ----------
                                                                                           780,125
                                                                                        ----------

            HEAVY CONSTRUCTION - 1.5%
   500,000  Del Webb Corp. ................................       9.375%     05/01/09      498,750
                                                                                        ----------

            INDUSTRIAL - DIVERSIFIED - 1.6%
   150,000  Community Distributors, Inc. ..................      10.250%     10/15/04      152,250
   200,000  Insilco Corp. .................................      10.250%     08/15/07      210,000
   250,000  Universal Compression, Inc. (144A)# ...........   0%, 9,875% ++  02/15/08      158,750
                                                                                        ----------
                                                                                           521,000
                                                                                        ----------

            MEDIA - BROADCASTING & PUBLISHING - 12.4%
   350,000  Capstar Broadcasting Corp. ....................       9.250%     07/01/07      369,250
   300,000  Century Communications Corp. ..................       8.875%     01/15/07      319,500
   150,000  Century Communications Corp. ..................       8.750%     10/01/07      159,000
   450,000  EZ Communications, Inc. .......................       9.750%     12/01/05      498,375
   400,000  Gray Communications Systems, Inc. .............      10.625%     10/01/06      441,000
   450,000  International Cabletel, Inc. ..................  0%, 12.750% ++  04/15/05      398,250
   100,000  International Cabletel, Inc. ..................  0%, 11.500% ++  02/01/06       83,000
   425,000  K-III Communications Corp. ....................      10.250%     06/01/04      454,750
   150,000  Northland Cable Television ....................      10.250%     11/15/07      160,875
   400,000  Pegasus Communications Corp. ..................       9.625%     10/15/05      409,000
   500,000  United International Holdings, Inc. ...........  0%, 10.750% ++  02/15/08      310,000
   350,000  Young Broadcasting, Inc. ......................      11.750%     11/15/04      388,500
                                                                                        ----------
                                                                                         3,991,500
                                                                                        ----------

            MINING - 1.3%
   200,000  Renco Steel Holdings, Inc. (144A)# ............      10.875%     02/01/05      201,000
   200,000  WCI Steel, Inc. ...............................      10.000%     12/01/04      206,500
                                                                                        ----------
                                                                                           407,500
                                                                                        ----------

            OIL & GAS - 5.9%
   450,000  Dawson Production Services, Inc. ..............       9.375%     02/01/07      454,500
   145,000  Giant Industries, Inc. ........................       9.750%     11/15/03      151,888
   500,000  Giant Industries, Inc. ........................       9.000%     09/01/07      515,625
   150,000  KCS Energy, Inc. ..............................      11.000%     01/15/03      162,000



                       See notes to financial statements

COVA SERIES TRUST
HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------------------------------
 PAR/SHARE  SECURITY                                                                                     VALUE
  AMOUNT    DESCRIPTION                                                       COUPON      MATURITY      (NOTE 1)
------------------------------------------------------------------------------------------------------------------

            OIL & GAS - CONTINUED
$  400,000  National Energy Group ......................................      10.750%      11/01/06   $   364,000
   100,000  Petroleum Heat & Power Co., Inc. ...........................      12.250%      02/01/05       100,000
   150,000  Wainoco Oil Corp. (144A)# ..................................       9.125%      02/15/06       151,875
                                                                                                      -----------
                                                                                                        1,899,888
                                                                                                      -----------

            RETAILERS - 2.4%
   100,000  Big 5 Corp. ................................................      10.875%      11/15/07       104,000
   400,000  Cole National Group ........................................       9.875%      12/31/06       434,000
   250,000  Home Interiors & Gifts, Inc. (144A)# .......................      10.125%      06/01/08       256,563
                                                                                                      -----------
                                                                                                          794,563
                                                                                                      -----------

            TELEPHONE SYSTEMS - 7.6%
   400,000  Centennial Cellular Corp. ..................................      10.125%      05/15/05       450,000
   250,000  GST Telecommunications, Inc. (144A)# .......................  0%, 10.500% ++   05/01/08       151,250
   150,000  Intermedia Communications of Florida, Inc. .................      13.500%      06/01/05       177,750
   400,000  Intermedia Communications of Florida, Inc. .................  0%, 11.250% ++   07/15/07       294,000
   500,000  Intermedia Communications of Florida, Inc. (144A)# .........       8.600%      06/01/08       508,750
   250,000  IXC Communications, Inc. (144A)# ...........................       9.000%      04/15/08       251,875
   500,000  Level 3 Communications, (144A)# ............................       9.125%      05/01/08       489,375
   250,000  Triton Communications LLC (144A)# ..........................  0%, 11.000% ++   05/01/08       141,875
                                                                                                      -----------
                                                                                                        2,464,875
                                                                                                      -----------

            TEXTILES, CLOTHING & FABRICS - 1.4%
    50,000  Pillowtex Corp. ............................................      10.000%      11/15/06        54,250
   150,000  Pillowtex Corp. ............................................       9.000%      12/15/07       155,063
   250,000  Scovill Fasteners, Inc. ....................................      11.250%      11/30/07       258,125
                                                                                                      -----------
                                                                                                          467,438
                                                                                                      -----------

            TRANSPORTATION - 0.7%
   250,000  Alpha Shipping Plc (144A)# .................................       9.500%      02/15/08       240,000
                                                                                                      -----------

            WHOLESALE - 0.8%
   250,000  Kevco, Inc. ................................................      10.375%      12/01/07       261,250
                                                                                                      -----------

            Total Domestic Bonds & Debt Securities (Cost $25,649,713)                                  26,380,231
                                                                                                      -----------

            FOREIGN BONDS & DEBT SECURITIES - 8.6%

            CANADA - 1.9%
 1,000,000  MetroNet Communications Corp. (144A)# ......................   0%, 9,950% ++   06/15/08       623,750
                                                                                                      -----------

            GREAT BRITAIN - 1.0%
   300,000  Diamond Cable Communication Plc (Yankee) ...................  0%, 10.750% ++   02/15/07       222,750
   100,000  Esprit Telecom Group Plc (Yankee) ..........................      11.500%      12/15/07       103,500
                                                                                                      -----------
                                                                                                          326,250
                                                                                                      -----------

            KOREA - 1.1%
   400,000  Korea Development Bank (Yankee) ............................       6.250%      05/01/00       365,519
                                                                                                      -----------

            LUXEMBOURG - 2.4%
 1,000,000  Millicom International Cellular S.A. (Yankee) ..............  0%, 13.500% ++   06/01/06       777,500
                                                                                                      -----------

            MEXICO - 1.5%
   500,000  Satelites Mexicanos S.A. (144A)# ...........................      10.125%      11/01/04       488,125
                                                                                                      -----------

            NETHERLANDS - 0.7%
   250,000  Netia Holdings B.V. (Yankee) ...............................      10.250%      11/01/07       240,938
                                                                                                      -----------

            Total Foreign Bonds & Debt Securities (Cost $2,719,394)                                     2,822,082
                                                                                                      -----------

            PREFERRED STOCK - 3.1%
            COMMERCIAL SERVICES - 0.0%
       116  CSC Holdings, Inc. .........................................                                   13,572
                                                                                                      -----------


                       See notes to financial statements

COVA SERIES TRUST
HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------------
 PAR/SHARE  SECURITY                                                           VALUE
  AMOUNT    DESCRIPTION                                                       (NOTE 1)
-----------------------------------------------------------------------------------------

            ELECTRIC UTILITIES - 0.4%
     1,279  El Paso Electric Co. (PIK) .....................................  $   141,380

            MEDIA - BROADCASTING & PUBLISHING - 1.9%
       538  Time Warner, Inc. ..............................................      598,519
                                                                              -----------

            OIL & GAS - 0.8%
    10,000  Coastal Finance, Inc. ..........................................      245,625
                                                                              -----------

            Total Equities (Cost $909,926) .................................      999,096
                                                                              -----------

            WARRANTS - 0.1%
            MEDIA - BROADCASTING & PUBLISHING - 0.0%
       930  American Telecasting, Inc. (expiring 06/15/99)* ................          465
                                                                              -----------

            MEDICAL SUPPLIES - 0.0%
       250  Urohealth Systems, Inc. (expiring 04/10/04)* ...................            3
                                                                              -----------

            TELEPHONE SYSTEMS - 0.1%
       350  Intermedia Communications of Florida, Inc. (expiring 06/01/00)*        47,250
                                                                              -----------

            Total Warrants (Cost $5,402)                                           47,718
                                                                              -----------

            REPURCHASE AGREEMENTS - 5.1%                          MATURITY
                                                                  ---------
            J. P. Morgan Repurchase Agreement at 5.50%,
            collaterized by U.S. Treasury Bond, $1,103,000
            par, 12.00% coupon, due 08/15/13, repurchase
            proceeds of $1,645,251.
$1,645,000  (Cost $1,645,000)                                     07/01/98      1,645,000
                                                                              -----------

            TOTAL INVESTMENTS - 98.1%
            (Cost $30,929,435)                                                 31,894,127

            Other Assets and Liabilities (net) -  1.9%                            612,002
                                                                              -----------

            TOTAL NET ASSETS - 100.0%                                         $32,506,129
                                                                              ===========


           PORTFOLIO FOOTNOTES:

            * Non-income producing security as this stock did not declare or pay dividends in the 12 month period.

            # Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
               These securities have been determined to be liquid under guidelines established by the Board of Trustees.

            ++ Security is a "step-up" bond where the
               coupon increases or steps up at a
               predetermined date.

            PIK - Payment in Kind

            Yankee - U.S. Dollar denominated bonds issued
                     by non-U.S. companies in the U.S.



                       See notes to financial statements

COVA SERIES TRUST
HIGH YIELD PORTFOLIO

PORTFOLIO COMPOSITION BY CREDIT QUALITY (UNAUDITED)
JUNE 30, 1998

--------------------------------------------------------------------------------


         The following table summarizes the portfolio composition of domestic and foreign bonds and debt holdings at June 30, 1998, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody rating is used.

         PORTFOLIO COMPOSITION BY CREDIT QUALITY
         -----------------------------------------------------------------------

          RATINGS                                         % OF PORFOLIO

          BB                                                   19.4
          B                                                    78.1
          CCC                                                   1.3
          NR                                                    1.2
                                                              ------
                                                              100.0%
                                                              ------


          Note:  NR = Not Rated


                       See notes to financial statements

COVA SERIES TRUST
BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS -
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)

----------------------------------------------------------------------------------------------------
 PAR/SHARE  SECURITY                                                                       VALUE
  AMOUNT    DESCRIPTION                                           COUPON     MATURITY     (NOTE 1)
----------------------------------------------------------------------------------------------------

            CONVERTIBLE PREFERRED STOCKS - 3.9%
            BANKING - 0.3%

     9,500  Westpac Banking Strypes Trust ......................                         $  286,781
                                                                                         ----------

            CONTAINERS & PACKAGING - 0.8%
    13,300  Owens-Illinois, Inc.* ..............................                            693,263
                                                                                         ----------

            FINANCIAL SERVICES - 1.0%
     7,000  Coltec Capital Trust* ..............................                            327,747
    10,000  Frontier Financing Trust ...........................                            578,750
                                                                                         ----------
                                                                                            906,497
                                                                                         ----------
            HEAVY MACHINERY - 0.3%
    10,000  Ingersoll-Rand Co. .................................                            240,000
                                                                                         ----------

            INSURANCE - 0.4%
     3,200  Fleetword Capital Trust ............................                            169,600
     3,000  Life RE Capital Trust II ...........................                            228,750
                                                                                         ----------
                                                                                            398,350
                                                                                         ----------
            RETAILERS - 0.6%
     7,000  CVS Corp.* .........................................                            534,188
                                                                                         ----------

            TELEPHONE SYSTEMS - 0.5%
    10,000  IXC Communications, Inc.* ..........................                            481,250
                                                                                         ----------

            Convertible Preferred Stocks (Cost $3,553,008)                                3,540,329
                                                                                         ----------

            DOMESTIC BONDS AND DEBT SECURITIES - 80.6%
            AEROSPACE & DEFENSE - 2.0%
$1,000,000  BE Aerospace, Inc. .................................   9.875%    02/01/06     1,070,000
   500,000  Orbital Sciences Corp. .............................   5.000%    10/01/02       741,245
                                                                                         ----------
                                                                                          1,811,245
                                                                                         ----------

            AUTOMOTIVE - 1.9%
   100,000  Diamond Triumph Autoglass ..........................   9.250%    04/01/08       102,500
   700,000  Navistar International Corp. .......................   8.000%    02/01/08       707,000
   600,000  Oshkosh Truck Corp. ................................   8.750%    03/01/08       609,000
   250,000  Safelite Glass, Inc. (144A)# .......................   9.875%    12/15/06       260,000
                                                                                         ----------
                                                                                          1,678,500
                                                                                         ----------

            BANKING - 0.5%
   500,000  Credit Suisse First Boston Convertible .............   2.625%    04/20/03       477,500
                                                                                         ----------

            BEVERAGES, FOOD & TOBACCO - 0.3%
   300,000  Diamond Brands, Inc. (144A)# .......................  10.125%    04/15/08       302,250
                                                                                         ----------

            CHEMICALS - 0.6%
   500,000  Sovereign Specialty Chemicals, Inc. ................   9.500%    08/01/07       512,500
                                                                                         ----------

            COAL - 0.6%
   505,000  P & L Coal Holdings Corp. (144A)# ..................   8.875%    05/15/08       522,044
                                                                                         ----------

            COMMERCIAL SERVICES - 5.1%
   500,000  Dyncorp, Inc. ......................................   9.500%    03/01/07       517,500
   500,000  Interim Services, Inc. Convertible .................   4.500%    06/01/05       524,995
   505,000  Interpublic Group Companies Convertible (144A)# ....   1.800%    09/16/04       472,175
   850,000  Iron Mountain, Inc. ................................  10.125%    10/01/06       935,000
   400,000  Metamor Worldwide, Inc. Convertible ................   2.940%    08/15/04       387,500
   200,000  Outsourcing Solutions, Inc. Convertible ............  11.000%    11/01/06       215,000
   500,000  Pierce Leahy Corp. .................................   9.125%    07/15/07       518,750
   500,000  Unicco Service Co. .................................   9.875%    10/15/07       507,500
   500,000  United Defense Industries, Inc. ....................   8.750%    11/15/07       507,500
                                                                                         ----------
                                                                                          4,585,920
                                                                                         ----------


                       See notes to financial statements

COVA SERIES TRUST
BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------------------------------
PAR/SHARE  SECURITY                                                                               VALUE
 AMOUNT    DESCRIPTION                                               COUPON        MATURITY      (NOTE 1)
-----------------------------------------------------------------------------------------------------------

           COMMUNICATIONS - 5.0%
 $500,000  Cencall Communications Corp. .......................   0%, 10.125% ++   01/15/04     $  491,250
  500,000  Comcast Cellular Holdings ..........................        9.500%      05/01/07        523,750
  400,000  Dobson Wireline Co. ................................       12.250%      06/15/08        394,000
1,000,000  GST USA, Inc. ......................................   0%, 13.875% ++   12/15/05        815,000
  500,000  Jacor Communications, Inc. .........................        9.750%      12/15/06        546,250
1,000,000  Jacor Communications, Inc. Convertible .............             +      02/09/18        438,750
  500,000  NTL, Inc. ..........................................       10.000%      02/15/07        537,500
1,000,000  Qwest Communications International, Inc. ...........    0%, 8.290% ++   02/01/08        725,000
                                                                                                ----------
                                                                                                 4,471,500
                                                                                                ----------

           COMPUTER SOFTWARE & PROCESSING - 3.3%
  600,000  Affiliated Computer Services, Inc. Convertible .....        4.000%      03/15/05        665,628
  500,000  Arbor Software Corp. Convertible ...................        4.500%      03/15/05        438,125
  750,000  National Data Corp. Convertible ....................        5.000%      11/01/03        773,438
  600,000  Orbital Imaging Corp. (144A)# ......................       11.625%      03/01/05        615,000
  500,000  Unisys Corp. .......................................        9.750%      09/15/16        522,500
                                                                                                ----------
                                                                                                 3,014,691
                                                                                                ----------

           COMPUTERS & INFORMATION - 0.5%
  450,000  Comverse Technology, Inc. Convertible (144A)# ......        4.500%      07/01/05        452,250
                                                                                                ----------

           CONTAINERS & PACKAGING - 0.9%
  775,000  U.S. Can Corp. .....................................       10.125%      10/15/06        821,500
                                                                                                ----------

           COSMETICS & PERSONAL CARE - 0.6%
  500,000  Chattem, Inc. ......................................        8.875%      04/01/08        500,000
                                                                                                ----------

           ELECTRONICS - 0.7%
  350,000  Analog Devices, Inc. Convertible ...................        3.500%      12/01/00        440,563
  250,000  Read-Rite Corp. Convertible ........................        6.500%      09/01/04        150,625
                                                                                                ----------
                                                                                                   591,188
                                                                                                ----------

           ENTERTAINMENT & LEISURE - 3.6%
  425,000  Grand Casinos, Inc. ................................        9.000%      10/15/04        461,125
  250,000  Majestic Star Casino LLC ...........................       12.750%      05/15/03        274,375
  500,000  Regal Cinemas, Inc. (144A)# ........................        9.500%      06/01/08        507,500
  500,000  Riddell Sports, Inc. ...............................       10.500%      07/15/07        506,250
  300,000  Silver Cinemas, Inc. (144A)# .......................       10.500%      04/15/05        303,000
  200,000  Six Flags Entertainment Corp. ......................        8.875%      04/01/06        203,750
  500,000  Trump Atlantic City Association ....................       11.250%      05/01/06        487,500
  500,000  Viacom International ...............................        8.000%      07/07/06        517,500
                                                                                                ----------
                                                                                                 3,261,000
                                                                                                ----------

           FINANCIAL SERVICES - 1.0%
  250,000  AEI Holding Co. (144A)# ............................       10.000%      11/15/07        250,625
  500,000  Navistar Financial Corp. ...........................        9.000%      06/01/02        525,625
  150,000  Ocwen Financial Corp. ..............................       11.875%      10/01/03        170,250
                                                                                                ----------
                                                                                                   946,500
                                                                                                ----------

           FOREST PRODUCTS & PAPER - 0.3%
  300,000  U.S. Timberlands, (144A)# ..........................        9.625%      11/15/07        309,375
                                                                                                ----------

           HEALTH CARE PROVIDERS - 3.1%
  500,000  HEALTHSOUTH Corp. Convertible ......................        3.250%      04/01/03        497,500
  250,000  HEALTHSOUTH Corp. Convertible ......................        3.250%      04/01/03        249,688
  500,000  Integrated Health Services, Inc. ...................       10.250%      04/30/06        537,500
  500,000  Leiner Health Products Group .......................        9.625%      07/01/07        533,750
  500,000  Multicare Companies, Inc. ..........................        9.000%      08/01/07        496,250
  500,000  Tenet Healthcare Corp. .............................        8.625%      01/15/07        518,125
                                                                                                ----------
                                                                                                 2,832,813
                                                                                                ----------

           HEAVY CONSTRUCTION - 0.6%
  500,000  American Builders & Contractors Supply Co. .........       10.625%      05/15/07        502,500
                                                                                                ----------


                       See notes to financial statements

COVA SERIES TRUST
BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------------------------------
PAR/SHARE  SECURITY                                                                               VALUE
 AMOUNT    DESCRIPTION                                               COUPON        MATURITY      (NOTE 1)
-----------------------------------------------------------------------------------------------------------

           HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 2.1%
$ 500,000  D.R. Horton, Inc. ...................................      10.000%      04/15/06    $  538,750
  500,000  Falcon Building Products, Inc. ......................  0%, 10.500% ++   06/15/07       337,500
  500,000  Interface, Inc. .....................................       9.500%      11/15/05       537,500
  500,000  MDC Holdings, Inc. ..................................       8.375%      02/01/08       500,000
                                                                                               ----------
                                                                                                1,913,750
                                                                                               ----------

           INDUSTRIAL - DIVERSIFIED - 0.8%
  500,000  Interep National Radio Sales (144A)# ................      10.000%      07/01/08       507,500
  250,000  R.H. Donnelly, Inc ..................................       9.125%      06/01/08       255,000
                                                                                               ----------
                                                                                                  762,500
                                                                                               ----------

           INDUSTRIAL TECHNOLOGY - 0.3%
  300,000  Viasystems, Inc. ....................................       9.750%      06/01/07       297,750
                                                                                               ----------

           INSURANCE - 0.8%
  250,000  American International Group Convertible ............       2.250%      07/30/04       310,418
  500,000  Loews Corp. Convertible .............................       3.125%      09/15/07       454,875
                                                                                               ----------
                                                                                                  765,293
                                                                                               ----------

           LODGING - 0.6%
  500,000  Hard Rock Hotel, Inc. (144A)# .......................       9.250%      04/01/05       516,250
                                                                                               ----------

           MEDIA - BROADCASTING & PUBLISHING - 7.6%
  500,000  Allbritton Communications Co. .......................       9.750%      11/30/07       552,500
1,000,000  Century Communications Corp. ........................       9.500%      03/01/05     1,085,000
  500,000  Chancellor Radio ....................................       9.375%      10/01/04       527,500
  550,000  Clear Channel Communications, Inc. Convertible ......       2.625%      04/01/03       601,222
  350,000  Cumulus Media, Inc. .................................      10.375%      07/01/08       355,250
1,000,000  Fox Liberty Networks LLC ............................       8.875%      08/15/07     1,020,000
  500,000  L-3 Communications ..................................      10.375%      05/01/07       555,000
  750,000  Mediacom LLC (144A)# ................................       8.500%      04/15/08       750,938
  200,000  Price Communications Wireless, Inc. .................      11.750%      07/15/07       221,000
  750,000  Renaissance Media Group (144A)# .....................  0%, 10.000% ++   04/15/08       464,063
  575,000  Sinclair Broadcasting Group, Inc. (144A)# ...........      10.000%      09/30/05       619,563
                                                                                               ----------
                                                                                                6,752,036
                                                                                               ----------

           MEDICAL & BIO-TECHNOLOGY - 0.9%
  350,000  Centocor, Inc. Convertible ..........................       4.750%      02/15/05       349,563
  500,000  Prime Medical Services, Inc. ........................       8.750%      04/01/08       492,500
                                                                                               ----------
                                                                                                  842,063
                                                                                               ----------

           METALS - 0.3%
  250,000  WCI Steel, Inc. .....................................      10.000%      12/01/04       258,125
                                                                                               ----------

           MISCELLANEOUS - 0.3%
  250,000  General Binding Corp. (144A)# .......................       9.375%      06/01/08       255,000
                                                                                               ----------

           OIL & GAS - 6.5%
  500,000  Baker Hughes, Inc. Convertible ......................            +      05/05/08       370,000
  500,000  Chesapeake Energy Corp. (144A)# .....................       9.625%      05/01/05       502,500
  500,000  Dailey International, Inc. ..........................       9.500%      02/15/08       490,000
  500,000  Flores & Rucks, Inc. ................................       9.750%      10/01/06       546,250
  400,000  Giant Industries, Inc. ..............................       9.000%      09/01/07       412,500
  500,000  GSI Group, Inc. .....................................      10.250%      11/01/07       527,500
  500,000  HS Resources, Inc. ..................................       9.875%      12/01/03       519,375
  500,000  KCS Energy, Inc. ....................................       8.875%      01/15/08       478,750
  150,000  Parker Drilling Corp. Convertible ...................       5.500%      08/01/04       129,000
  500,000  Pogo Producing Co. ..................................       8.750%      05/15/07       510,000
  400,000  Swift Energy Co. Convertible ........................       6.250%      11/15/06       378,500
  500,000  Texaco Capital, Inc. Convertible ....................       3.500%      08/05/04       517,500
  500,000  Vintage Petroleum, Inc. .............................       8.625%      02/01/09       507,500
                                                                                               ----------
                                                                                                5,889,375
                                                                                               ----------


                       See notes to financial statements

COVA SERIES TRUST
BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------------------
 PAR/SHARE  SECURITY                                                                                      VALUE
  AMOUNT    DESCRIPTION                                                      COUPON         MATURITY     (NOTE 1)
--------------------------------------------------------------------------------------------------------------------

            PHARMACEUTICALS - 0.6%
$  200,000  Alza Corp. ..................................................       5.000%      05/01/06    $   256,768
   300,000  SBC Jersey ..................................................       2.500%      07/07/02        324,000
                                                                                                        -----------
                                                                                                            580,768
                                                                                                        -----------

            REAL ESTATE - 0.5%
   500,000  BF Saul (REIT) ..............................................       9.750%      04/01/08        496,250
                                                                                                        -----------

            RETAILERS - 3.1%
   246,000  Businessland, Inc. ..........................................       5.500%      03/01/07        178,965
   750,000  Costco Companies, Inc. ......................................            +      08/19/17        574,688
   750,000  SBA Communications Corp. ....................................  0%, 12.000% ++   03/01/08        472,500
   500,000  Specialty Retailers, Inc. ...................................       9.000%      07/15/07        523,125
 1,000,000  Stater Brothers Holdings, Inc. ..............................       9.000%      07/01/04      1,025,000
                                                                                                        -----------
                                                                                                          2,774,278
                                                                                                        -----------

            TELEPHONE SYSTEMS - 8.6%
   550,000  Amer Mobile/AMSC Acquisition Corp. (144A)# ..................      12.250%      04/01/08        519,750
   450,000  Bell Atlantic Financial Services, Inc. Convertible ..........       5.750%      04/01/03        460,971
   500,000  Global Crossing Holdings Ltd. (144A)# .......................       9.625%      05/15/08        524,375
   250,000  Hyperion Telecommunications, Inc. ...........................      12.250%      09/01/04        270,625
 1,000,000  Intermedia Communications, Inc. .............................  0%, 11.250% ++   07/15/07        736,250
   500,000  IXC Communications, Inc. ....................................       9.000%      04/15/08        503,750
   500,000  Level 3 Communications, Inc. ................................       9.125%      05/01/08        490,000
   600,000  MasTec, Inc. ................................................       7.750%      02/01/08        576,000
 1,000,000  Nextel Communications, Inc. .................................   0%, 9.950% ++   02/15/08        643,750
   500,000  NEXTLINK Communications, Inc. ...............................       9.625%      10/01/07        515,000
   250,000  Price Communications Wireless, Inc. .........................       9.125%      12/15/06        251,250
   500,000  RCN Corp. ...................................................  0%, 11.125% ++   10/15/07        322,500
   850,000  Telefonica de Argentina .....................................       9.125%      05/07/08        803,250
   575,000  Vanguard Cellular Systems, Inc. .............................       9.375%      04/15/06        603,750
   500,000  Viatel, Inc. (144A)# ........................................      11.250%      04/15/08        525,000
                                                                                                        -----------
                                                                                                          7,746,221
                                                                                                        -----------

            TEXTILES, CLOTHING & FABRICS - 2.5%
   500,000  Delta Mills, Inc. ...........................................       9.625%      09/01/07        492,500
   430,000  GFSI, Inc. ..................................................       9.625%      03/01/07        451,500
   500,000  Guess ?, Inc. ...............................................       9.500%      08/15/03        512,500
   750,000  Pillowtex Corp. .............................................       9.000%      12/15/07        775,313
                                                                                                        -----------
                                                                                                          2,231,813
                                                                                                        -----------

            TRANSPORTATION - 0.6%
   500,000  Ryder TRS, Inc. .............................................      10.000%      12/01/06        583,975
                                                                                                        -----------

            U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 13.3%
 1,500,000  Federal National Mortgage Association .......................       8.500%      02/01/05      1,560,897
 5,000,000  U.S. Treasury Note ..........................................       7.500%      05/15/02      5,337,500
 5,000,000  U.S. Treasury Note ..........................................       5.500%      05/31/03      5,001,551
                                                                                                        -----------
                                                                                                         11,899,948
                                                                                                        -----------

            WHOLESALE - 0.6%
   500,000  Kevco, Inc. .................................................      10.375%      12/01/07        522,500
                                                                                                        -----------

            Total Domestic Bonds and Debt Securities (Cost $71,565,836)                                  72,681,171
                                                                                                        -----------

            FOREIGN BONDS AND DEBT SECURITIES - 9.0%
            ARGENTINA - 0.3%
   100,000  Comp Nav Perez Companc (144A)# ..............................       9.000%      01/30/04         97,125
   200,000  Comp Nav Perez Companc (U.S.$) ..............................       9.000%      01/30/04        198,500
                                                                                                        -----------
                                                                                                            295,625
                                                                                                        -----------

            BRAZIL - 0.5%
   500,000  Globo Comunicacoes Participation (U.S.$) ....................      10.625%      12/05/08        446,250
                                                                                                        -----------


                       See notes to financial statements

COVA SERIES TRUST
BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)

-------------------------------------------------------------------------------------------------------------------
PAR/SHARE  SECURITY                                                                                       VALUE
 AMOUNT    DESCRIPTION                                                       COUPON        MATURITY      (NOTE 1)
-------------------------------------------------------------------------------------------------------------------

            CANADA - 1.6%
$  425,000  Canadian Airlines Corp. (Yankee) ..........................       10.000%      05/01/05    $   433,500
   750,000  MetroNet Communications Corp. (U.S.$) .....................    0%, 9.950% ++   06/15/08        467,813
   500,000  Rogers Cantel, Inc. (Yankee) ..............................        8.300%      10/01/07        492,500
                                                                                                       -----------
                                                                                                         1,393,813
                                                                                                       -----------
            CHINA - 0.2%
   250,000  Cathay International Ltd. (144A)# .........................       13.000%      04/15/08        225,000
                                                                                                       -----------

            GREAT BRITAIN - 1.3%
   250,000  Esprit Telecom Group Plc (144A)# ..........................       10.875%      06/15/08        248,125
   475,000  Swiss Life Finance Ltd. (144A)# ...........................        2.000%      05/20/03        499,938
   500,000  Telewest Communications Plc (Yankee) ......................   0%, 11.000% ++   10/01/07        417,500
                                                                                                       -----------
                                                                                                         1,165,563
                                                                                                       -----------
            MEXICO - 3.5%
   500,000  Coca-Cola Femsa, S.A. (Yankee) ............................        8.950%      11/01/06        507,773
   500,000  Grupo Televisa S.A. (Yankee) ..............................   0%, 13.250% ++   05/15/08        405,000
   500,000  Mexican (Global Bond) .....................................        9.875%      01/15/07        520,250
   300,000  Mexico- Par (U.S.$) .......................................        6.250%      12/31/19        248,438
   400,000  Pepsi-Gemex, S.A. (Yankee) ................................        9.750%      03/30/04        398,000
   250,000  Petroleos Mexicanos (144A)# ...............................        9.000%      06/01/07        242,500
   250,000  Petroleos Mexicanos (U.S.$) ...............................        9.000%      06/01/07        242,725
   500,000  TV Azteca, S.A. (Yankee) ..................................       10.500%      02/15/07        500,000
                                                                                                       -----------
                                                                                                         3,064,686
                                                                                                       -----------
            PANAMA - 1.0%
 1,000,000  Panama (Republic of) (U.S.$) ..............................        8.875%      09/30/27        947,500
                                                                                                       -----------

            SWITZERLAND - 0.6%
 1,000,000  Roche Holdings, Inc. Convertible (144A)# ..................             +      04/20/10        580,000
                                                                                                       -----------

            Total Foreign Bonds and Debt Securities (Cost $8,164,653)                                    8,118,437
                                                                                                       -----------

            WARRANTS - 0.0%
            COMPUTER SOFTWARE & PROCESSING - 0.0%
       600  Orbital Imaging Corp. (144A)# (expiring 03/01/05)* ........                                          0
                                                                                                       -----------

            TOTAL INVESTMENTS - 93.5%
            (Cost $83,283,497)                                                                          84,339,937

            Other Assets and Liabilities (net) -  6.5%                                                   5,900,977
                                                                                                       -----------

            TOTAL NET ASSETS - 100.0%                                                                  $90,240,914
                                                                                                       ===========

            PORTFOLIO FOOTNOTES:

            * Non-income producing security as this stock did not declare or pay dividends in the last 12 month period.

            # Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

            +  Zero coupon bond

            ++ Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

            Yankee - U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.

            REIT - Real Estate Investment Trust


                       See notes to financial statements

COVA SERIES TRUST
BOND DEBENTURE PORTFOLIO

PORTFOLIO COMPOSITION BY CREDIT QUALITY (UNAUDITED)
JUNE 30, 1998

--------------------------------------------------------------------------------


          The following table summarizes the portfolio composition of domestic and foreign bonds and debt holdings at June 30, 1998, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody rating is used.

          PORTFOLIO COMPOSITION BY CREDIT QUALITY
          -----------------------------------------------------------------

          RATINGS                                          % OF PORFOLIO

          U.S. Gov't and Agency Obligations                     14.6%
          AAA                                                    0.4
          AA                                                     1.7
          A                                                      2.2
          BBB                                                    5.1
          BB                                                    14.4
          B                                                     52.5
          CCC                                                    3.5
          NR                                                     5.6
                                                               -----
                                                               100.0%
                                                               -----


          Note:  NR = Not Rated


                       See notes to financial statements

COVA SERIES TRUST
MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)

-------------------------------------------------------------------------------
SECURITY                                                                VALUE
DESCRIPTION                                                  SHARES    (NOTE 1)
-------------------------------------------------------------------------------

COMMON STOCKS - 87.3%
AEROSPACE & DEFENSE - 2.9%
Coltec Industries, Inc.* ...............................     8,000    $159,000
Orbital Sciences Corp.* ................................     3,000     112,125
                                                                      --------
                                                                       271,125
                                                                      --------
AUTOMOTIVE - 1.1%
Snap-On, Inc. ..........................................     3,000     108,750
                                                                      --------

BANKING - 1.6%
Cullen/Frost Bankers, Inc. .............................     2,000     108,500
TCF Financial Corp. ....................................     1,500      44,250
                                                                      --------
                                                                       152,750
                                                                      --------

BEVERAGES, FOOD & TOBACCO - 9.8%
Corn Products International, Inc.* .....................     3,000     101,625
Dean Foods Co. .........................................     4,000     219,750
Dreyers Grand Ice Cream, Inc. ..........................     5,000     100,625
IBP, Inc. ..............................................     4,000      72,500
Smithfield Foods, Inc.* ................................     6,000     183,000
Tyson Foods, Inc. ......................................     4,000      86,750
Universal Foods Corp. ..................................     7,000     155,313
                                                                      --------
                                                                       919,563
                                                                      --------

CHEMICALS - 2.1%
Crompton & Knowles Corp. ...............................     6,000     151,125
Morton International, Inc. .............................     2,100      52,500
                                                                      --------
                                                                       203,625
                                                                      --------

COMMERCIAL SERVICES - 3.3%
Laidlaw Environmental Services, Inc.* ..................    44,000     159,500
Unisource Worldwide, Inc. ..............................    14,000     151,375
                                                                      --------
                                                                       310,875
                                                                      --------

COMMUNICATIONS - 1.9%
Plantronics, Inc.* .....................................     3,500     180,250
                                                                      --------

COMPUTER SOFTWARE & PROCESSING - 3.2%
Adobe Systems, Inc. ....................................     5,000     212,188
Cabletron Systems, Inc.* ...............................     7,000      94,063
                                                                      --------
                                                                       306,251
                                                                      --------

CONTAINERS & PACKAGING - 2.1%
Ball Corp. .............................................     5,000     200,938
                                                                      --------

ELECTRIC UTILITIES - 7.7%
FirstEnergy Corp. ......................................     4,000     123,000
LG&E Energy Corp.* .....................................     4,000     108,250
Niagara Mohawk Power Corp.* ............................    12,000     179,250



                       See notes to financial statements

COVA SERIES TRUST
MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)

---------------------------------------------------------------------------
SECURITY                                                          VALUE
DESCRIPTION                                            SHARES    (NOTE 1)
---------------------------------------------------------------------------

ELECTRIC UTILITIES - CONTINUED
Northeast Utilities* .............................     13,000     $220,188
Sierra Pacific Resources .........................      2,800      101,675
                                                                  --------
                                                                   732,363
                                                                  --------

ENTERTAINMENT & LEISURE - 1.4%
Hasbro, Inc. .....................................      3,300      129,731
                                                                  --------

FOREST PRODUCTS & PAPER - 4.3%
Buckeye Technologies, Inc.* ......................      6,000      141,375
Caraustar Industries, Inc. .......................      3,000       86,625
Fort James Corp. .................................      4,000      178,000
                                                                  --------
                                                                   406,000
                                                                  --------

HEALTH CARE PROVIDERS - 6.4%
Coventry Health Care, Inc.* ......................      6,500       96,688
MedPartners, Inc.* ...............................     27,000      216,000
Sierra Health Services, Inc.* ....................      6,000      151,125
Trigon Healthcare, Inc.* .........................      4,000      144,750
                                                                  --------
                                                                   608,563
                                                                  --------

HOUSEHOLD PRODUCTS - 1.8%
Jostens, Inc. ....................................      7,000      168,875
                                                                  --------

INSURANCE - 6.8%
American Heritage Life Investment Corp. ..........      6,000      138,750
Everest RE Holdings, Inc. ........................      3,000      115,313
LandAmerica Financial Group, Inc. ................      1,600       91,600
ReliaStar Financial Corp. ........................      3,000      144,000
Transatlantic Holdings, Inc. .....................      2,000      154,625
                                                                  --------
                                                                   644,288
                                                                  --------

MEDIA - BROADCASTING & PUBLISHING - 1.1%
TV Azteca, S.A. (ADR) ............................     10,000      108,125
                                                                  --------

MEDICAL SUPPLIES - 4.2%
Acuson Corp.* ....................................     10,000      181,875
Mettler-Toledo International, Inc.* ..............      3,400       68,213
St. Jude Medical, Inc. ...........................      4,000      147,250
                                                                  --------
                                                                   397,338
                                                                  --------

OIL & GAS - 5.6%
Coflexip S.A. (ADR) ..............................      1,600       97,800
NGC Corp. ........................................     11,000      137,500
Southwest Gas Corp. ..............................      5,500      134,406
Ultramar Diamond Shamrock Corp. ..................      5,000      157,813
                                                                  --------
                                                                   527,519
                                                                  --------
PHARMACEUTICALS - 1.5%
Mylan Laboratories, Inc. .........................      4,800      144,300
                                                                  --------


                       See notes to financial statements

COVA SERIES TRUST
MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                                 VALUE
DESCRIPTION                                                SHARES       (NOTE 1)
--------------------------------------------------------------------------------

REAL ESTATE - 3.5%
Equity Office Properties Trust (REIT) ...............       6,000     $  170,250
Healthcare Realty Trust, Inc. (REIT) ................       6,000        163,500
                                                                      ----------
                                                                         333,750
                                                                      ----------

RESTAURANTS - 2.7%
Tricon Global Restaurants, Inc.* ....................       8,000        253,495
                                                                      ----------

RETAILERS - 8.1%
Consolidated Stores Corp.* ..........................       2,500         90,625
Nine West Group, Inc.* ..............................       7,000        187,688
OfficeMax, Inc.* ....................................      11,000        181,500
Proffitt's, Inc.* ...................................       2,700        109,013
Stride Rite Corp. ...................................       4,800         72,300
Talbots, Inc. .......................................       4,900        128,319
                                                                      ----------
                                                                         769,445
                                                                      ----------

TEXTILES, CLOTHING & FABRICS - 4.2%
Fruit of the Loom, Inc.* ............................       6,000        199,125
Polymer Group, Inc.* ................................      17,000        197,625
                                                                      ----------
                                                                         396,750
                                                                      ----------

TOTAL INVESTMENTS - 87.3%
(Cost $8,073,179)                                                      8,274,669

Other Assets and Liabilities (net) - 12.7%                             1,204,856
                                                                      ----------

TOTAL NET ASSETS - 100.0%                                             $9,479,525
                                                                      ==========



PORTFOLIO FOOTNOTES:

* Non-income producing security as this stock did not declare or pay dividends in the 12 month period.

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust





                       See notes to financial statements

COVA SERIES TRUST
LARGE CAP RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                                VALUE
DESCRIPTION                                               SHARES       (NOTE 1)
--------------------------------------------------------------------------------

COMMON STOCKS - 88.3%
ADVERTISING - 1.4%
Young & Rubicam, Inc.* ..................................  2,500     $   80,000
                                                                     ----------

AEROSPACE & DEFENSE - 0.6%
United Technologies Corp. ...............................    375         34,688
                                                                     ----------

AIRLINES - 0.3%
Delta Air Lines, Inc. ...................................    150         19,388
                                                                     ----------

AUTOMOTIVE - 0.4%
Ford Motor Co. ..........................................    400         23,600
                                                                     ----------

BANKING - 8.6%
Banc One Corp. ..........................................  1,200         66,975
BankAmerica Corp. .......................................    650         56,184
BankBoston Corp. ........................................    800         44,500
Chase Manhattan Corp. ...................................  1,150         86,825
Comerica, Inc. ..........................................    600         39,750
First Chicago NBD Corp. .................................    450         39,881
First Union Corp. .......................................    700         40,775
Mellon Bank Corp. .......................................  1,200         83,550
Norwest Corp. ...........................................    700         26,163
                                                                     ----------
                                                                        484,603
                                                                     ----------
BEVERAGES, FOOD & TOBACCO - 7.7%
Archer-Daniels-Midland Co. ..............................  3,700         71,688
Bestfoods ...............................................  1,000         58,063
Fortune Brands, Inc. ....................................  1,800         69,188
Heinz (H.J.), Co. .......................................  1,950        109,444
Philip Morris Companies, Inc. ...........................  1,500         59,063
Sara Lee Corp. ..........................................  1,200         67,125
                                                                     ----------
                                                                        434,571
                                                                     ----------
CHEMICALS - 2.5%
Air Products & Chemicals, Inc. ..........................  1,400         56,000
Du Pont (E.I.) De Nemours and Co. .......................    720         53,730
Rohm & Haas Co. .........................................    300         31,181
                                                                     ----------
                                                                        140,911
                                                                     ----------
COMMERCIAL SERVICES - 1.5%
USA Waste Services, Inc.* ...............................  1,700         83,938
                                                                     ----------

COMMUNICATIONS - 0.5%
Alltel Corp. ............................................    600         27,900
                                                                     ----------



                       See notes to financial statements

COVA SERIES TRUST
LARGE CAP RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                                VALUE
DESCRIPTION                                               SHARES       (NOTE 1)
--------------------------------------------------------------------------------


COMPUTER SOFTWARE & PROCESSING - 2.5%
First Data Corp. ........................................  4,225     $  140,737
                                                                     ----------

COMPUTERS & INFORMATION - 5.4%
Compaq Computer Corp. ...................................  1,245         35,327
EMC Corp. ...............................................  2,100         94,106
Hewlett-Packard Co. .....................................    300         17,963
International Business Machines Corp. ...................    550         63,147
Sun Microsystems, Inc.* .................................  2,125         92,305
                                                                     ----------
                                                                        302,848
                                                                     ----------
CONTAINERS & PACKAGING - 1.1%
Crown Cork & Seal, Inc. .................................  1,250         59,375
                                                                     ----------

ELECTRIC UTILITIES - 2.7%
Baltimore Gas and Electric Co. ..........................  1,100         34,169
Carolina Power & Light Co. ..............................  1,250         54,219
FirstEnergy Corp. .......................................  2,000         61,500
                                                                     ----------
                                                                        149,888
                                                                     ----------
ELECTRICAL EQUIPMENT - 1.0%
Emerson Electric Co. ....................................    900         54,338
                                                                     ----------

ELECTRONICS - 0.3%
Intel Corp. .............................................    250         18,531
                                                                     ----------

ENTERTAINMENT & LEISURE - 1.2%
Hasbro, Inc. ............................................  1,750         68,797
                                                                     ----------

FINANCIAL SERVICES - 3.6%
American General Corp. ..................................    900         64,069
Heller Financial, Inc.* .................................    900         27,000
Morgan Stanley, Dean Witter & Co. .......................  1,200        109,650
                                                                     ----------
                                                                        200,719
                                                                     ----------
FOREST PRODUCTS & PAPER - 3.9%
Abitibi-Consolidated, Inc. ..............................  2,000         25,625
Bowater, Inc. ...........................................  1,250         59,063
Fort James Corp. ........................................  1,800         80,100
Sonoco Products Co. .....................................  1,870         56,568
                                                                     ----------
                                                                        221,356
                                                                     ----------
HEALTH CARE PROVIDERS - 3.5%
Columbia/HCA Healthcare Corp. ...........................  2,200         64,075
Humana, Inc.* ...........................................  1,900         59,256
United Healthcare Corp. .................................  1,150         73,025
                                                                     ----------
                                                                        196,356
                                                                     ----------


                       See notes to financial statements

COVA SERIES TRUST
LARGE CAP RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                                VALUE
DESCRIPTION                                               SHARES       (NOTE 1)
--------------------------------------------------------------------------------


HEAVY MACHINERY - 1.4%
Deere & Co. .............................................  1,510     $   79,841
                                                                     ----------

HOUSEHOLD PRODUCTS - 0.7%
Rubbermaid, Inc. ........................................  1,200         39,825
                                                                     ----------

INDUSTRIAL - DIVERSIFIED - 1.0%
Eastman Kodak Co. .......................................    750         54,797
                                                                     ----------

INSURANCE - 4.2%
Allstate Corp. ..........................................    600         54,938
Chubb Corp. .............................................    600         48,225
Cigna Corp. .............................................    500         34,500
Jefferson Pilot Corp. ...................................    450         26,072
Mercury General Corp. ...................................  1,150         74,103
                                                                     ----------
                                                                        237,838
                                                                     ----------
MEDIA - BROADCASTING & PUBLISHING - 3.8%
CBS Corp. ...............................................  1,500         47,625
R.R. Donnelley & Sons Co. ...............................  1,200         54,900
Time Warner, Inc. .......................................    650         55,534
Tribune Co. .............................................    800         55,050
                                                                     ----------
                                                                        213,109
                                                                     ----------
MEDICAL SUPPLIES - 2.8%
Baxter International, Inc. ..............................  1,000         53,813
St. Jude Medical, Inc. ..................................  1,300         47,856
United States Surgical Corp. ............................  1,200         54,750
                                                                     ----------
                                                                        156,419
                                                                     ----------
OFFICE EQUIPMENT - 0.8%
Xerox Corp. .............................................    450         45,731
                                                                     ----------

OIL & GAS - 9.2%
British Petroleum Co. Plc (ADR) .........................  1,200        105,900
Chevron Corp. ...........................................    800         66,450
Coastal Corp. ...........................................    600         41,888
Columbia Gas System, Inc. ...............................    750         41,719
ENI SPA (ADR) ...........................................  1,200         78,000
Exxon Corp. .............................................    700         49,919
Mobil Corp. .............................................  1,200         91,950
Total S.A. (ADR) ........................................    650         42,494
                                                                     ----------
                                                                        518,320
                                                                     ----------
PHARMACEUTICALS - 5.0%
American Home Products Corp. ............................  1,400         72,450
Bristol-Myers Squibb Co. ................................    450         51,722
Merck & Co., Inc. .......................................    325         43,469




                       See notes to financial statements

COVA SERIES TRUST
LARGE CAP RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                                VALUE
DESCRIPTION                                               SHARES       (NOTE 1)
--------------------------------------------------------------------------------


PHARMACEUTICALS - CONTINUED
Pharmacia & Upjohn, Inc. ................................  2,000     $   92,250
SmithKline Beecham Plc (ADR) ............................    400         24,200
                                                                     ----------
                                                                        284,091
                                                                     ----------
RESTAURANTS - 0.6%
Tricon Global Restaurants, Inc.* ........................  1,000         31,688
                                                                     ----------

RETAILERS - 3.8%
J.C. Penney Co., Inc. ...................................    800         57,850
May Department Stores (The) Co. .........................    850         55,675
TJX Companies, Inc. .....................................  2,200         53,075
Toys "R" Us, Inc.* ......................................  2,100         49,481
                                                                     ----------
                                                                        216,081
                                                                     ----------
TELEPHONE SYSTEMS - 4.7%
AT&T Corp. ..............................................  1,750         99,969
Bell Atlantic Corp. .....................................  1,000         45,625
Bellsouth Corp. .........................................    550         36,919
SBC Communications Corp. ................................  1,200         48,000
Worldcom, Inc.* .........................................    700         33,906
                                                                     ----------
                                                                        264,419
                                                                     ----------
TEXTILES, CLOTHING & FABRICS - 1.6%
Fruit of the Loom, Inc.* ................................    800         26,550
VF Corp. ................................................  1,200         61,800
                                                                     ----------
                                                                         88,350
                                                                     ----------

TOTAL INVESTMENTS - 88.3%
(Cost $4,736,623) .......................................             4,973,053

Other Assets and Liabilities (net) - 11.7% ..............               656,982
                                                                     ----------

TOTAL NET ASSETS - 100.0% ...............................            $5,630,035
                                                                     ==========



PORTFOLIO FOOTNOTES:

* Non-income producing security as this stock did not declare or pay dividends in the 12 month period.

ADR - American Depositary Receipt



                       See notes to financial statements

COVA SERIES TRUST
DEVELOPING GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                                VALUE
DESCRIPTION                                               SHARES       (NOTE 1)
--------------------------------------------------------------------------------

COMMON STOCKS - 94.3%
AEROSPACE & DEFENSE - 2.8%
Orbital Sciences Corp.* .................................  6,300     $  235,463
                                                                     ----------

BANKING - 0.8%
Net.B@nk, Inc.* .........................................  2,400         70,800
                                                                     ----------

BEVERAGES, FOOD & TOBACCO - 0.6%
Dreyers Grand Ice Cream, Inc. ...........................  2,500         50,313
                                                                     ----------

CHEMICALS - 0.6%
Eco Soil Systems, Inc.* .................................  4,600         48,300
                                                                     ----------

COMMERCIAL SERVICES - 12.5%
Armor Holdings, Inc.* ...................................  8,000         92,000
Butler International, Inc.* .............................  3,700         96,663
Caribiner International, Inc.* ..........................  6,000        105,000
G & K Services, Inc. Class A ............................  1,600         69,800
ICOS Corp.* .............................................  5,200         99,450
Kroll-O'Gara Co. (The)* .................................  6,000        128,250
Labor Ready, Inc.* ......................................  1,800         54,338
M/A/R/C, Inc. ...........................................  3,600         59,400
Norrell Corp. ...........................................  2,400         47,850
Professional Staff Plc (ADR)* ...........................  3,600         49,500
SCB Computer Technology, Inc.* ..........................  6,700         73,700
SOS Staffing Services, Inc.* ............................  2,200         38,638
Steiner Leisure Ltd. ....................................    900         27,225
TAVA Technologies, Inc.* ................................  8,500         83,938
TeleTech Holdings, Inc.* ................................  3,600         44,100
                                                                     ----------
                                                                      1,069,852
                                                                     ----------
COMMUNICATIONS - 7.1%
CellStar Corp. .......................................... 11,800        152,663
IFR Systems, Inc.* ......................................  2,000         36,000
Plantronics, Inc.* ......................................  8,000        411,990
                                                                     ----------
                                                                        600,653
                                                                     ----------
COMPUTER SOFTWARE & PROCESSING - 19.3%
Accerl8 Technology Corp.* ...............................  3,800         46,550
AlphaNet Solutions, Inc.* ...............................  5,400         61,425
Alydaar Software Corp.* .................................  2,200         27,913
BrightStar Information Technology Group, Inc.* ..........  4,700         65,213
CACI International, Inc.* ...............................  1,700         35,806
Caere Corp.* ............................................  6,800         89,250
CMG Information Services, Inc. ..........................  2,800        198,100
Cognicase, Inc.* ........................................  5,800         86,275



                       See notes to financial statements

COVA SERIES TRUST
DEVELOPING GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                                VALUE
DESCRIPTION                                               SHARES       (NOTE 1)
--------------------------------------------------------------------------------

COMPUTER SOFTWARE & PROCESSING - CONTINUED
Computer Task Group, Inc. ...............................  1,500     $   50,250
Information Management Resources, Inc. ..................  7,100        240,069
INTERSOLV, Inc.* ........................................  2,500         40,156
Landmark Systems Corp.* .................................  7,800         67,275
Learning Co., Inc. (The)* ...............................  5,000        148,125
Mastech Corp.* ..........................................  3,000         84,375
Mercury Interactive Corp.* ..............................  1,300         58,013
RadiSys Corp.* ..........................................  6,200        133,300
Security First Network Bank* ............................  5,600         83,650
Smallworldwide Plc (ADR)* ...............................  1,900         55,338
USWeb Corp.* ............................................  3,200         75,800
                                                                     ----------
                                                                      1,646,883
                                                                     ----------
COMPUTERS & INFORMATION - 2.3%
Analogic Corp.* .........................................  1,700         76,075
MICROS Systems, Inc. ....................................  3,600        119,137
                                                                     ----------
                                                                        195,212
                                                                     ----------
CONSUMER SERVICES - 0.8%
York Group, Inc. (The) ..................................  3,600         68,400
                                                                     ----------

ELECTRICAL EQUIPMENT - 2.2%
Technitrol, Inc. ........................................  4,700        187,706
                                                                     ----------

ELECTRONICS - 4.9%
ADFlex Solutions, Inc.* .................................  5,100         45,263
Artesyn Technologies, Inc.* .............................  8,800        140,800
Fluke Corp. .............................................  1,800         59,175
Lecroy Corp.* ...........................................  2,400         54,900
LTX Corp.* ..............................................  7,700         37,778
Merix Corp.* ............................................  3,200         31,800
SLI, Inc.* ..............................................  1,700         44,413
                                                                     ----------
                                                                        414,129
                                                                     ----------
ENTERTAINMENT & LEISURE - 0.8%
Harvey Entertainment Co. (The)* .........................  1,200         10,800
Play By Play Toys & Novelties, Inc.* ....................  2,400         24,750
Toymax International, Inc.* .............................  4,400         30,250
                                                                     ----------
                                                                         65,800
                                                                     ----------
FOOD RETAILERS - 0.5%
Wild Oats Markets, Inc.* ................................  1,300         39,488
                                                                     ----------

HEALTH CARE PROVIDERS - 4.3%
Counsel Corp.* ..........................................  4,200         47,775
Express Scripts, Inc.* ..................................    600         48,375
Healthcare Services Group, Inc.* ........................  5,200         82,550




                       See notes to financial statements

COVA SERIES TRUST
DEVELOPING GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                                VALUE
DESCRIPTION                                               SHARES       (NOTE 1)
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS - CONTINUED
Hooper Holmes, Inc. .....................................  6,000     $  126,000
Horizon Health Corp.* ...................................  3,300         57,750
                                                                     ----------
                                                                        362,450
                                                                     ----------
HEAVY MACHINERY - 1.3%
Flow International Corp.* ...............................  4,300         49,719
JLG Industries, Inc. ....................................  3,200         64,800
                                                                     ----------
                                                                        114,519
                                                                     ----------
HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 2.6%
Crossmann Communities, Inc. .............................  1,500         45,563
McGrath Rentcorp ........................................  6,000        126,750
Meadowcraft, Inc.* ......................................  4,600         50,600
                                                                     ----------
                                                                        222,913
                                                                     ----------
INDUSTRIAL - DIVERSIFIED - 2.8%
Matthews International Corp. Class A ....................  5,700        140,006
Park-Ohio Holdings Corp.* ...............................  3,500         64,750
Strategic Distribution, Inc.* ...........................  5,400         29,700
                                                                     ----------
                                                                        234,456
                                                                     ----------
MEDICAL SUPPLIES - 5.0%
Arrow International, Inc. ...............................  1,500         41,156
Hologic, Inc.* ..........................................  5,100         92,756
Life Technologies, Inc. .................................  1,700         53,338
Maxxim Medical, Inc.* ...................................  3,300         95,700
Orthofix International, N.V.* ...........................  3,500         45,500
Physio-Control International Corp.* .....................  2,700         71,044
Thermedics, Inc.* .......................................  2,400         29,700
                                                                     ----------
                                                                        429,194
                                                                     ----------
OFFICE EQUIPMENT - 0.6%
In Focus Systems, Inc. ..................................  7,000         49,438
                                                                     ----------

OIL & GAS - 11.5%
Ceanic Corp.* ...........................................  3,000         58,125
Core Laboratories N.V ...................................  5,900        127,588
Dawson Geophysical Co.* .................................  2,200         41,800
Dawson Production Services, Inc.* .......................  4,500         67,500
Edge Petroleum Corp.* ...................................  6,600         76,313
Friede Goldman International, Inc.* .....................  1,300         37,538
Gulf Island Fabrication, Inc. ...........................  5,200         97,500
Harken Energy Corp.* .................................... 24,500        117,906
Seitel, Inc.* ...........................................  6,800        110,075
Stone Energy Corp.* .....................................  2,600         92,463
Superior Energy Services, Inc.* .........................  8,000         40,500
Vintage Petroleum, Inc. .................................  6,000        113,250
                                                                     ----------
                                                                        980,558
                                                                     ----------



                       See notes to financial statements

COVA SERIES TRUST
DEVELOPING GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                                VALUE
DESCRIPTION                                               SHARES       (NOTE 1)
--------------------------------------------------------------------------------

PHARMACEUTICALS - 0.6%
Kos Pharmaceuticals, Inc.* ..............................  4,900     $   49,613
                                                                     ----------

REAL ESTATE - 1.1%
Healthcare Realty Trust, Inc. (REIT) ....................  3,300         89,925
                                                                     ----------

RETAILERS - 3.8%
Eagle Hardware & Garden, Inc.* ..........................  6,600        152,625
Shoe Carnival, Inc.* ....................................  3,400         47,175
Stage Stores, Inc.* .....................................  2,800        126,700
                                                                     ----------
                                                                        326,500
                                                                     ----------
TEXTILES, CLOTHING & FABRICS - 5.5%
Kenneth Cole Productions, Inc. Class A* .................  2,900         75,038
Quiksilver, Inc.* .......................................  3,100         61,806
St. John Knits, Inc. ....................................  3,000        115,875
Tarrant Apparel Group* ..................................  7,600        143,450
Vans, Inc.* .............................................  7,300         70,719
                                                                     ----------
                                                                        466,888
                                                                     ----------

TOTAL INVESTMENTS - 94.3%
(Cost $7,760,807) .......................................             8,019,453

Other Assets and Liabilities (net) - 5.7% ...............               480,322
                                                                     ----------

TOTAL NET ASSETS - 100.0% ...............................            $8,499,775
                                                                     ==========



PORTFOLIO FOOTNOTES:

* Non-income producing security as this stock did not declare or pay dividends in the 12 month period.

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust



                       See notes to financial statements

COVA SERIES TRUST
BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
PAR/SHARE  SECURITY                                                     VALUE
 AMOUNT    DESCRIPTION                                                 (NOTE 1)
--------------------------------------------------------------------------------

           COMMON STOCKS - 41.9%
           BANKING - 3.7%
      330  Banc One Corp. .........................................  $   18,418
      310  Chase Manhattan Corp. ..................................      23,405
      180  Crestar Financial Corp. ................................       9,821
      380  First Union Corp. ......................................      22,135
      270  H.F. Ahmanson & Co. ....................................      19,170
                                                                     ----------
                                                                         92,949
                                                                     ----------
           BEVERAGES, FOOD & TOBACCO - 3.1%
      935  IBP, Inc. ..............................................      16,947
      410  Pepsico, Inc. ..........................................      16,887
      540  Philip Morris Companies, Inc. ..........................      21,263
      900  Sysco Corp. ............................................      23,063
                                                                     ----------
                                                                         78,160
                                                                     ----------
           BUILDING MATERIALS - 0.5%
      360  Sherwin Williams Co. ...................................      11,925
                                                                     ----------

           CHEMICALS - 3.1%
      375  Avery-Dennison Corp. ...................................      20,156
      340  Ecolab, Inc. ...........................................      10,540
      610  Millipore Corp. ........................................      16,623
      325  Praxair, Inc. ..........................................      15,214
      590  Solutia, Inc. ..........................................      16,926
                                                                     ----------
                                                                         79,459
                                                                     ----------
           COMMERCIAL SERVICES - 0.5%
      600  Cendant Corp.* .........................................      12,525
                                                                     ----------

           COMMUNICATIONS - 0.9%
      309  Tellabs, Inc.* .........................................      22,132
                                                                     ----------

           COMPUTER SOFTWARE & PROCESSING - 3.5%
      420  Computer Associates International, Inc. ................      23,336
      595  First Data Corp. .......................................      19,821
      125  Microsoft Corp. ........................................      13,547
      302  Networks Associates, Inc. ..............................      14,458
      760  Oracle Corp. ...........................................      18,668
                                                                     ----------
                                                                         89,830
                                                                     ----------
           CONTAINERS & PACKAGING - 1.0%
      250  Crown Cork & Seal, Inc. ................................      11,875
      397  Sealed Air Corp.* ......................................      14,590
                                                                     ----------
                                                                         26,465
                                                                     ----------
           COSMETICS & PERSONAL CARE - 0.6%
      225  Estee Lauder Companies - Class A .......................      15,680
                                                                     ----------

           ELECTRIC UTILITIES - 0.8%
      470  New Century Energies, Inc. .............................      21,356
                                                                     ----------

           ELECTRICAL EQUIPMENT - 1.7%
      245  General Electric Co. ...................................      22,295
      400  Grainger (W.W.), Inc. ..................................      19,925
                                                                     ----------
                                                                         42,220
                                                                     ----------
           ELECTRONICS - 2.8%
    1,020  Adaptec, Inc.* .........................................      14,599
      525  Analog Devices, Inc.* ..................................      12,895




                       See notes to financial statements

COVA SERIES TRUST
BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
PAR/SHARE  SECURITY                                                     VALUE
 AMOUNT    DESCRIPTION                                                 (NOTE 1)
--------------------------------------------------------------------------------

           ELECTRONICS - CONTINUED
      805  Applied Materials, Inc. ................................  $   23,748
      665  KLA-Tencor Corp. * .....................................      18,412
                                                                     ----------
                                                                         69,654
                                                                     ----------
           FINANCIAL SERVICES - 2.2%
      250  Block, (H.& R.), Inc. ..................................      10,531
      625  Heller Financial, Inc. * ...............................      18,750
      523  SLM Holding Corp. ......................................      25,627
                                                                     ----------
                                                                         54,908
                                                                     ----------
           FOREST PRODUCTS & PAPER - 0.5%
      400  Mead Corp. .............................................      12,700
                                                                     ----------

           GAS COMPANIES - 0.6%
      251  Consolidated Natural Gas Co. ...........................      14,778
                                                                     ----------

           HEALTH CARE PROVIDERS - 0.4%
      340  Columbia/HCA Healthcare Corp. ..........................       9,903
                                                                     ----------

           HOUSEHOLD PRODUCTS - 0.9%
      455  Newell Co. .............................................      22,665
                                                                     ----------

           MEDIA - BROADCASTING & PUBLISHING - 0.5%
      190  Tribune Co. ............................................      13,074
                                                                     ----------

           MEDICAL SUPPLIES - 0.5%
      320  Bard (C.R.), Inc. ......................................      12,180
                                                                     ----------

           OIL & GAS - 4.8%
      242  Atlantic Richfield Co. .................................      18,906
      470  Baker Hughes, Inc. .....................................      16,244
      350  Murphy Oil Corp. .......................................      17,741
      850  Ocean Energy, Inc.* ....................................      16,628
    1,000  Oryx Energy Co.* .......................................      22,125
      480  USX - Marathon Group ...................................      16,470
      275  Vastar Resources, Inc. .................................      12,014
                                                                     ----------
                                                                        120,128
                                                                     ----------
           PHARMACEUTICALS - 3.6%
      250  Allergan, Inc. .........................................      11,594
      195  Bristol-Myers Squibb Co. ...............................      22,413
      160  Eli Lilly & Co. ........................................      10,570
      180  Merck & Co., Inc. ......................................      24,075
      250  Schering-Plough Corp. ..................................      22,906
                                                                     ----------
                                                                         91,558
                                                                     ----------
           RESTAURANTS - 0.4%
      350  Tricon Global Restaurants, Inc.* .......................      11,091
                                                                     ----------

           RETAILERS - 3.4%
      628  Consolidated Stores Corp.* .............................      22,765
      600  Dillard's, Inc. Class A ................................      24,863
      920  Pep Boys - Manny, Moe & Jack ...........................      17,423
      340  Wal-Mart Stores, Inc. ..................................      20,655
                                                                     ----------
                                                                         85,706
                                                                     ----------
           TELEPHONE SYSTEMS - 0.9%
      695  Frontier Corp. .........................................      21,893
                                                                     ----------



                       See notes to financial statements

COVA SERIES TRUST
BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
PAR/SHARE  SECURITY                                                     VALUE
 AMOUNT    DESCRIPTION                                                 (NOTE 1)
--------------------------------------------------------------------------------

         TRANSPORTATION - 1.0%
    255  Burlington Northern Santa Fe Corp. .......................  $   25,038
                                                                     ----------


         Total Common Stocks (Cost $1,012,349) ....................   1,057,977
                                                                     ----------


         U.S. GOVERNMENT AND AGENCY
         OBLIGATIONS - 38.0%                        COUPON  MATURITY
                                                    ------  --------
         U.S. GOVERNMENT AGENCY MORTGAGE BACKED
         SECURITIES - 6.9%
$43,567  Federal Home Loan Mortgage Corp. ......... 6.500%  01/01/12     43,907
 44,606  Federal National Mortgage Association .... 6.000%  03/01/11     44,160
 39,605  Government National Mortgage Association . 6.500%  03/15/24     39,556
 47,689  Government National Mortgage Association . 7.000%  07/20/27     48,210
                                                                     ----------
                                                                        175,833
                                                                     ----------
         U.S. TREASURY SECURITIES - 31.1%
150,000  U.S. Treasury Note ....................... 6.375%  05/15/00    152,297
150,000  U.S. Treasury Note ....................... 6.375%  08/15/02    154,594
150,000  U.S. Treasury Note ....................... 7.250%  05/15/04    162,791
150,000  U.S. Treasury Note ....................... 6.625%  05/15/07    161,250
150,000  U.S. Treasury Note ....................... 6.125%  08/15/07    156,188
                                                                     ----------
                                                                        787,120
                                                                     ----------

         Total U.S. Government and Agency
         Obligations (Cost $948,416)                                    962,953
                                                                     ----------

         TOTAL INVESTMENTS - 79.9%
         (Cost $1,960,765)                                            2,020,930

         Other Assets and Liabilities (net) - 20.1%                     509,847
                                                                     ----------

         TOTAL NET ASSETS - 100.0%                                   $2,530,777
                                                                     ==========



         PORTFOLIO FOOTNOTES:

        * Non-income producing security as this stock did not declare or pay dividends in the last 12 month period.





                       See notes to financial statements

COVA SERIES TRUST
SMALL CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)

-------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                   VALUE
DESCRIPTION                                                                              SHARES           (NOTE 1)
-------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 90.5%
ADVERTISING - 1.2%
THINK New Ideas, Inc.*................................................................      800            $ 20,900
                                                                                                           --------
AUTOMOTIVE - 2.4%
Aftermarket Technology Corp.*.........................................................    1,100              20,625
Superior Industries International, Inc.*..............................................      800              22,550
                                                                                                           --------
                                                                                                             43,175
                                                                                                           --------
BANKING - 5.7%
Associated Banc-Corp. ................................................................      396              14,909
Bank United Corp. ....................................................................      400              19,150
CCB Financial Corp. ..................................................................      200              21,250
Commercial Federal Corp. .............................................................      550              17,394
Sovereign Bancorp, Inc. ..............................................................    1,230              20,103
St. Paul Bancorp, Inc. ...............................................................      500              11,297
                                                                                                           --------
                                                                                                            104,103
                                                                                                           --------
BEVERAGES, FOOD & TOBACCO - 2.7%
Canandaigua Wine Co. Inc. Class A*....................................................      350              17,216
Hormel Foods Corp. ...................................................................      500              17,281
Performance Food Group Co.*...........................................................      746              14,827
                                                                                                           --------
                                                                                                             49,324
                                                                                                           --------
CHEMICALS - 6.9%
Cytec Industries, Inc.*...............................................................      350              15,488
Hanna (M.A.) Co. .....................................................................    1,150              21,059
International Specialty Products, Inc.*...............................................      950              17,694
Minerals Technologies, Inc. ..........................................................      600              30,525
OM Group, Inc. .......................................................................      450              18,563
RPM, Inc. ............................................................................    1,225              20,825
                                                                                                           --------
                                                                                                            124,154
                                                                                                           --------
COAL - 0.8%
Zeigler Coal Holding Co. .............................................................      800              13,700
                                                                                                           --------
COMMERCIAL SERVICES - 2.9%
Interim Services, Inc.*...............................................................      400              12,850
Iron Mountain, Inc. ..................................................................      500              22,375
Rental Service Corp.*.................................................................      500              16,813
                                                                                                           --------
                                                                                                             52,038
                                                                                                           --------
COMPUTER SOFTWARE & PROCESSING - 9.9%
Cognos, Inc.*.........................................................................    1,100              29,305
Condor Technology Solutions, Inc.*....................................................    1,100              16,225
Cotelligent Group, Inc.*..............................................................      900              21,038
National Data Corp. ..................................................................      800              35,000
SPSS, Inc.*...........................................................................    1,100              25,575
Sungard Data Systems, Inc.*...........................................................      800              30,700



                       See notes to financial statements

COVA SERIES TRUST
SMALL CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                                VALUE
DESCRIPTION                                               SHARES       (NOTE 1)
--------------------------------------------------------------------------------

COMPUTER SOFTWARE & PROCESSING - CONTINUED
SystemSoft Corp.* .......................................  1,172     $    1,758
Vanstar Corp.* ..........................................  1,500         21,844
                                                                     ----------
                                                                        181,445
                                                                     ----------
COMPUTERS & INFORMATION - 2.3%
CDW Computer Centers, Inc.* .............................    148          7,400
Zebra Technologies Corp. Class A* .......................    800         34,200
                                                                     ----------
                                                                         41,600
                                                                     ----------
CONTAINERS & PACKAGING - 1.5%
AptarGroup, Inc. ........................................    250         15,547
Caraustar Industries, Inc. ..............................    300          8,663
Sealed Air Corp.* .......................................    103          3,785
                                                                     ----------
                                                                         27,995
                                                                     ----------
ELECTRIC UTILITIES - 0.6%
Cleco Corp. .............................................    350         10,413
                                                                     ----------

ELECTRICAL EQUIPMENT - 1.1%
Barnett, Inc.* ..........................................  1,000         20,250
                                                                     ----------

ELECTRONICS - 8.1%
Amkor Technology, Inc.* .................................  1,600         14,950
CFM Technologies, Inc.* .................................  1,306         18,937
General Scanning, Inc.* .................................  1,900         16,981
Kulicke & Soffa Industries, Inc.* .......................  1,900         32,300
Photronics, Inc.* .......................................    750         16,547
PRI Automation, Inc.* ...................................  1,400         23,888
SBS Technologies, Inc.* .................................    600         18,075
SMART Modular Technologies, Inc.* .......................    466          6,815
                                                                     ----------
                                                                        148,493
                                                                     ----------
ENTERTAINMENT & LEISURE - 0.1%
Ballantyne of Omaha, Inc. ...............................    225          1,884
                                                                     ----------

FINANCIAL SERVICES - 6.5%
Aames Financial Corp. ...................................    750         10,313
Finova Group, Inc .......................................    350         19,819
Resource Bancshares Mortgage Group, Inc. ................  1,085         20,208
Rock Financial Corp. ....................................  1,200         12,300
Sirrom Capital Corp. ....................................    730         18,980
Southern Pacific Funding Corp.* .........................    850         13,334
UniCapital Corp.* .......................................  1,200         22,950
                                                                     ----------
                                                                        117,904
                                                                     ----------
HEALTH CARE PROVIDERS - 3.8%
Alternative Living Services, Inc.* ......................    100          2,700
American Oncology Resources, Inc.* ......................  1,400         17,106




                       See notes to financial statements

COVA SERIES TRUST
SMALL CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                                VALUE
DESCRIPTION                                               SHARES       (NOTE 1)
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS - CONTINUED
Beverly Enterprises, Inc.* ..............................    700     $    9,669
Integrated Health Services, Inc. ........................    600         22,500
Sun Healthcare Group, Inc.* .............................  1,100         16,088
                                                                     ----------
                                                                         68,063
                                                                     ----------
HEAVY MACHINERY - 1.1%
DT Industries, Inc. .....................................    800         19,400
                                                                     ----------

HOUSEHOLD PRODUCTS - 1.1%
Blyth Industries, Inc.* .................................    600         19,950
                                                                     ----------

INSURANCE - 2.5%
CMAC Investment Corp. ...................................    350         21,525
HCC Insurance Holdings, Inc. ............................  1,050         23,100
                                                                     ----------
                                                                         44,625
                                                                     ----------
MEDICAL SUPPLIES - 7.0%
DENTSPLY International, Inc. ............................  1,150         28,750
Hanger Orthopedic Group, Inc.* ..........................    800         16,300
Lunar Corp.* ............................................    500          9,188
Maxxim Medical, Inc.* ...................................  1,100         31,900
Ocular Sciences, Inc.* ..................................    700         22,750
ResMed, Inc.* ...........................................    400         18,225
                                                                     ----------
                                                                        127,113
                                                                     ----------
OIL & GAS - 5.9%
Consolidated Natural Gas Co. ............................     99          5,829
EEX Corp.* ..............................................  1,950         18,281
Global Industries Ltd. ..................................    850         14,344
IRI International Corp.* ................................  1,500         16,125
Ocean Energy, Inc.* .....................................  1,853         36,249
Swift Energy Co. ........................................    980         15,614
                                                                     ----------
                                                                        106,442
                                                                     ----------
PHARMACEUTICALS - 8.1%
Allergan, Inc. ..........................................    700         32,463
Penederm, Inc.* .........................................  1,200         24,000
PharMerica, Inc.* .......................................  1,118         13,486
R.P. Scherer Corp.* .....................................    450         39,875
Shire Pharmaceuticals Group Plc (ADR)* ..................  1,000         21,375
Zonagen, Inc.* ..........................................    700         15,356
                                                                     ----------
                                                                        146,555
                                                                     ----------
RESTAURANTS - 0.8%
Brinker International, Inc.* ............................    800         15,400
                                                                     ----------



                       See notes to financial statements

COVA SERIES TRUST
SMALL CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                                VALUE
DESCRIPTION                                               SHARES       (NOTE 1)
--------------------------------------------------------------------------------

RETAILERS - 3.3%
Bombay Co., Inc. (The)* .................................  1,600     $    7,600
Discount Auto Parts, Inc.* ..............................    550         14,300
Marks Brothers Jewelers, Inc.* ..........................  1,000         19,500
Petco Animal Supplies, Inc.* ............................    920         18,343
                                                                     ----------
                                                                         59,743
                                                                     ----------
TELEPHONE SYSTEMS - 2.0%
IXC Communications, Inc.* ...............................    750         36,375
                                                                     ----------

TEXTILES, CLOTHING & FABRICS - 1.2%
Kellwood Co. ............................................    600         21,450
                                                                     ----------

TRANSPORTATION - 1.0%
Hub Group, Inc. Class A* ................................    857         18,104
                                                                     ----------

TOTAL INVESTMENTS - 90.5%
(Cost $1,573,655)                                                     1,640,598

Other Assets and Liabilities (net) - 9.5%                               171,582
                                                                     ----------

TOTAL NET ASSETS - 100.0%                                            $1,812,180
                                                                     ==========



PORTFOLIO FOOTNOTES:

* Non-income producing security as this stock did not declare or pay dividends in the 12 month period.

ADR - American Depositary Receipt





                       See notes to financial statements

COVA SERIES TRUST
EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                                VALUE
DESCRIPTION                                               SHARES       (NOTE 1)
--------------------------------------------------------------------------------

COMMON STOCKS - 89.2%
BANKING - 20.4%
Banc One Corp. ..........................................    716     $   39,962
Chase Manhattan Corp. ...................................    600         45,300
Comerica, Inc. ..........................................    600         39,750
Crestar Financial Corp. .................................    700         38,194
First Union Corp. .......................................    650         37,863
H.F. Ahmanson & Co. .....................................    600         42,600
KeyCorp .................................................  1,100         39,188
MBNA Corp. ..............................................  1,000         33,000
Mellon Bank Corp. .......................................    690         48,041
National City Corp. .....................................    520         36,920
NationsBank Corp. .......................................    500         38,250
PNC Bank Corp. ..........................................    800         43,050
U.S. Bancorp ............................................  1,000         43,000
Wachovia Corp. ..........................................    460         38,870
Wells Fargo & Co. .......................................    100         36,900
                                                                     ----------
                                                                        600,888
                                                                     ----------
BEVERAGES, FOOD & TOBACCO - 5.9%
IBP, Inc. ...............................................  2,300         41,688
Philip Morris Companies, Inc. ...........................  1,200         47,250
Sara Lee Corp. ..........................................    700         39,156
UST, Inc. ...............................................  1,700         45,900
                                                                     ----------
                                                                        173,994
                                                                     ----------
BUILDING MATERIALS - 1.2%
Sherwin Williams Co. ....................................  1,080         35,775
                                                                     ----------

CHEMICALS - 5.3%
Avery-Dennison Corp. ....................................    440         23,650
Ecolab, Inc. ............................................    820         25,420
Millipore Corp. .........................................  1,300         35,425
Praxair, Inc. ...........................................    800         37,450
RPM, Inc. ...............................................  1,912         32,504
                                                                     ----------
                                                                        154,449
                                                                     ----------
COMPUTER SOFTWARE & PROCESSING - 1.8%
First Data Corp. ........................................  1,600         53,300
                                                                     ----------

CONTAINERS & PACKAGING - 1.3%
Crown Cork & Seal, Inc. .................................    800         38,000
                                                                     ----------

ELECTRIC UTILITIES - 5.1%
Ameren Corp. ............................................    800         31,800
Baltimore Gas and Electric Co. ..........................    780         24,229
New Century Energies, Inc. ..............................    700         31,806



                       See notes to financial statements

COVA SERIES TRUST
EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                                VALUE
DESCRIPTION                                               SHARES       (NOTE 1)
--------------------------------------------------------------------------------

ELECTRIC UTILITIES - CONTINUED
Scana Corp. .............................................  1,000     $   29,813
Unicom Corp. ............................................    900         31,556
                                                                     ----------
                                                                        149,204
                                                                     ----------
ELECTRICAL EQUIPMENT - 3.8%
Cooper Industries, Inc. .................................    700         38,456
Grainger (W.W.), Inc. ...................................    700         34,869
Hubbell, Inc. Class B ...................................    900         37,463
                                                                     ----------
                                                                        110,788
                                                                     ----------
ELECTRONICS - 1.0%
Applied Materials, Inc. .................................  1,000         29,500
                                                                     ----------

FINANCIAL SERVICES - 4.5%
Federal National Mortgage Association ...................    650         39,488
Heller Financial, Inc.* .................................  1,500         45,000
SLM Holding Corp. .......................................  1,000         49,000
                                                                     ----------
                                                                        133,488
                                                                     ----------
FOREST PRODUCTS & PAPER - 2.3%
Consolidated Papers, Inc. ...............................  1,200         32,700
Mead Corp. ..............................................  1,100         34,925
                                                                     ----------
                                                                         67,625
                                                                     ----------
GAS COMPANIES - 4.0%
Consolidated Natural Gas Co. ............................    900         52,988
National Fuel Gas Co. ...................................  1,500         65,337
                                                                     ----------
                                                                        118,325
                                                                     ----------
HEALTH CARE PROVIDERS - 1.7%
Columbia/HCA Healthcare Corp. ...........................  1,700         49,513
                                                                     ----------

HEAVY MACHINERY - 1.6%
FMC Corp.* ..............................................    700         47,731
                                                                     ----------

HOUSEHOLD PRODUCTS - 1.4%
Newell Co. ..............................................    800         39,850
                                                                     ----------

MEDICAL SUPPLIES - 1.6%
Bard (C.R.), Inc. .......................................  1,200         45,675
                                                                     ----------

METALS - 1.8%
Aluminum Company of America .............................    800         52,750
                                                                     ----------

OIL & GAS - 8.1%
Atlantic Richfield Co. ..................................    518         40,469
Baker Hughes, Inc. ......................................  1,500         51,844
Murphy Oil Corp. ........................................    800         40,550




                       See notes to financial statements

COVA SERIES TRUST
EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                                VALUE
DESCRIPTION                                               SHARES       (NOTE 1)
--------------------------------------------------------------------------------

OIL & GAS - CONTINUED
Oryx Energy Co.* ........................................    700     $   15,488
Phillips Petroleum Co. ..................................    800         38,550
USX - Marathon Group ....................................  1,500         51,469
                                                                     ----------
                                                                        238,370
                                                                     ----------
PHARMACEUTICALS - 4.7%
Abbott Laboratories .....................................  1,100         44,963
Allergan, Inc. ..........................................  1,000         46,375
Pharmacia & Upjohn, Inc. ................................  1,030         47,509
                                                                     ----------
                                                                        138,847
                                                                     ----------
REAL ESTATE - 2.7%
FelCor Suite Hotels, Inc. (REIT)* .......................  1,300         40,788
Nationwide Health Properties, Inc. (REIT) ...............    790         18,861
Prentiss Properties Trust (REIT) ........................    780         18,964
                                                                     ----------
                                                                         78,613
                                                                     ----------
RETAILERS - 6.1%
Dillard's, Inc. Class A .................................  1,275         52,833
Genuine Parts Co. .......................................  1,200         41,475
May Department Stores (The) Co. .........................    700         45,850
Pep Boys - Manny, Moe & Jack ............................  2,100         39,769
                                                                     ----------
                                                                        179,927
                                                                     ----------
TELEPHONE SYSTEMS - 1.5%
Frontier Corp. ..........................................  1,415         44,573
                                                                     ----------

TRANSPORTATION - 1.4%
Burlington Northern Santa Fe Corp. ......................    410         40,257
                                                                     ----------

TOTAL INVESTMENTS - 89.2%
(Cost $2,462,590)                                                     2,621,442

Other Assets and Liabilities (net) - 10.8%                              316,816
                                                                     ----------

TOTAL NET ASSETS - 100.0%                                            $2,938,258
                                                                     ==========



PORTFOLIO FOOTNOTES:

* Non-income producing security as this stock did not declare or pay dividends in the 12 month period.

REIT - Real Estate Investment Trust



                       See notes to financial statements

COVA SERIES TRUST
GROWTH & INCOME EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)

-------------------------------------------------------------------------------
SECURITY                                                                VALUE
DESCRIPTION                                               SHARES       (NOTE 1)
-------------------------------------------------------------------------------

COMMON STOCKS - 90.7%
BANKING - 8.4%
Banc One Corp. ..........................................  1,840     $  102,695
Chase Manhattan Corp. ...................................  1,430        107,965
Crestar Financial Corp. .................................    890         48,561
First Union Corp. .......................................  1,700         99,025
H.F. Ahmanson & Co. .....................................  1,425        101,175
                                                                     ----------
                                                                        459,421
                                                                     ----------
BEVERAGES, FOOD & TOBACCO - 7.4%
IBP, Inc. ...............................................  5,025         91,078
Pepsico, Inc. ...........................................  2,530        104,204
Philip Morris Companies, Inc. ...........................  2,680        105,525
Sysco Corp. .............................................  4,060        104,038
                                                                     ----------
                                                                        404,845
                                                                     ----------
BUILDING MATERIALS - 1.0%
Sherwin Williams Co. ....................................  1,575         52,172
                                                                     ----------

CHEMICALS - 8.3%
Avery-Dennison Corp. ....................................  2,000        107,500
Ecolab, Inc. ............................................  1,665         51,615
Millipore Corp. .........................................  3,215         87,609
Praxair, Inc. ...........................................  2,100         98,306
Solutia, Inc. ...........................................  3,850        110,447
                                                                     ----------
                                                                        455,477
                                                                     ----------
COMMERCIAL SERVICES - 0.7%
Cendant Corp.* ..........................................  1,840         38,410
                                                                     ----------

COMMUNICATIONS - 2.1%
Tellabs, Inc.* ..........................................  1,575        112,809
                                                                     ----------

COMPUTER SOFTWARE & PROCESSING - 7.8%
Computer Associates International, Inc. .................  1,800        100,013
First Data Corp. ........................................  3,155        105,101
Microsoft Corp. .........................................    600         65,025
Networks Associates, Inc. ...............................  1,230         58,886
Oracle Corp. ............................................  4,050         99,478
                                                                     ----------
                                                                        428,503
                                                                     ----------
CONTAINERS & PACKAGING - 2.5%
Crown Cork & Seal, Inc. .................................  1,075         51,063
Sealed Air Corp.* .......................................  2,400         88,200
                                                                     ----------
                                                                        139,263
                                                                     ----------
COSMETICS & PERSONAL CARE - 1.3%
Estee Lauder Companies - Class A ........................  1,000         69,688
                                                                     ----------



                       See notes to financial statemetns

COVA SERIES TRUST
GROWTH & INCOME EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)

-------------------------------------------------------------------------------
SECURITY                                                                VALUE
DESCRIPTION                                               SHARES       (NOTE 1)
-------------------------------------------------------------------------------

ELECTRIC UTILITIES - 0.9%
New Century Energies, Inc. ..............................  1,050     $   47,709
                                                                     ----------

ELECTRICAL EQUIPMENT - 3.8%
General Electric Co. ....................................  1,225        111,475
Grainger (W.W.), Inc. ...................................  1,930         96,138
                                                                     ----------
                                                                        207,613
                                                                     ----------
ELECTRONICS - 5.2%
Adaptec, Inc.* ..........................................  4,800         68,700
Analog Devices, Inc. ....................................  2,250         55,266
Applied Materials, Inc. .................................  2,650         78,175
KLA-Tencor Corp.* .......................................  2,900         80,294
                                                                     ----------
                                                                        282,435
                                                                     ----------
FINANCIAL SERVICES - 4.7%
Block, (H.& R.), Inc. ...................................  1,200         50,550
Heller Financial, Inc.* .................................  2,600         78,000
SLM Holding Corp. .......................................  2,635        129,111
                                                                     ----------
                                                                        257,661
                                                                     ----------
FOREST PRODUCTS & PAPER - 1.0%
Mead Corp. ..............................................  1,725         54,769
                                                                     ----------

GAS COMPANIES - 1.8%
Consolidated Natural Gas Co. ............................  1,700        100,088
                                                                     ----------

HEALTH CARE PROVIDERS - 1.2%
Columbia/HCA Healthcare Corp. ...........................  2,295         66,842
                                                                     ----------

HOUSEHOLD PRODUCTS - 1.9%
Newell Co. ..............................................  2,115        105,353
                                                                     ----------

MEDIA - BROADCASTING & PUBLISHING - 0.9%
Tribune Co. .............................................    700         48,169
                                                                     ----------

MEDICAL SUPPLIES - 1.1%
Bard (C.R.), Inc. .......................................  1,550         58,997
                                                                     ----------

OIL & GAS - 10.0%
Atlantic Richfield Co. ..................................  1,150         89,844
Baker Hughes, Inc. ......................................  2,800         96,775
Murphy Oil Corp. ........................................  2,000        101,375
Ocean Energy, Inc.* .....................................  5,500        107,594
USX - Marathon Group ....................................  2,980        102,251
Vastar Resources, Inc. ..................................  1,175         51,333
                                                                     ----------
                                                                        549,172
                                                                     ----------



                       See notes to financial statemetns

COVA SERIES TRUST
GROWTH & INCOME EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 1998 (UNAUDITED)

(PERCENTAGE OF NET ASSETS)

-------------------------------------------------------------------------------
SECURITY                                                                VALUE
DESCRIPTION                                               SHARES       (NOTE 1)
-------------------------------------------------------------------------------

PHARMACEUTICALS - 7.7%
Allergan Specialty Therapeutics, Inc.* ..................      3     $       26
Allergan, Inc. ..........................................  1,035         47,998
Bristol-Myers Squibb Co. ................................    850         97,697
Eli Lilly & Co. .........................................    830         54,832
Merck & Co., Inc. .......................................    870        116,363
Schering-Plough Corp. ...................................  1,155        105,827
                                                                     ----------
                                                                        422,743
                                                                     ----------
RESTAURANTS - 0.9%
Tricon Global Restaurants, Inc.* ........................  1,523         48,260
                                                                     ----------

RETAILERS - 7.3%
Consolidated Stores Corp.* ..............................  2,831        102,624
Dillard's, Inc. Class A .................................  2,300         95,306
Pep Boys - Manny, Moe & Jack ............................  4,900         92,794
Wal-Mart Stores, Inc. ...................................  1,820        110,565
                                                                     ----------
                                                                        401,289
                                                                     ----------
TELEPHONE SYSTEMS - 1.0%
Frontier Corp. ..........................................  1,700         53,550
                                                                     ----------

TRANSPORTATION - 1.8%
Burlington Northern Santa Fe Corp. ......................  1,030        101,133
                                                                     ----------

TOTAL INVESTMENTS - 90.7%
(Cost $4,792,585)                                                     4,966,371

Other Assets and Liabilities (net) - 9.3%                               511,325
                                                                     ----------

TOTAL NET ASSETS - 100.0%                                            $5,477,696
                                                                     ==========



PORTFOLIO FOOTNOTES:

* Non-income producing security as this stock did not declare or pay dividends in the 12 month period.



                       See notes to financial statemetns

                       THIS PAGE LEFT INTENTIONALLY BLANK

COVA SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 1998 (UNAUDITED)


                                                          Small Cap Stock   Quality Bond     Select Equity    Large Cap Stock
                                                             Portfolio        Portfolio         Portfolio        Portfolio
                                                          ---------------   ------------     -------------    ---------------

ASSETS
       Investments, at value (Note 1)*                      $72,491,908      $28,447,773      $153,991,425      $62,652,725
       Cash                                                   5,317,709        1,463,303         2,380,903          631,129
       Cash denominated in foreign currencies **                     --            4,066                --               --
       Receivable for investments sold                          311,214          225,573         3,297,468           72,219
       Receivable for Trust shares sold                          24,587           27,169            83,167           64,378
       Dividends receivable                                      96,455             --             170,745           68,317
       Interest receivable                                       17,342          386,198            16,554            3,458
       Unrealized appreciation on forward currency
             contracts (Note 5)                                      --           30,322                --               --
       Receivable from investment adviser (Note 2)                   --            4,198                --               --

                                                            -----------      -----------      ------------      -----------
          Total assets                                       78,259,215       30,588,602       159,940,262       63,492,226
                                                            -----------      -----------      ------------      -----------
LIABILITIES
       Payables for:
          Payable for investments purchased                     495,007          221,242         3,127,437          376,344
          Payable for delayed delivery investments                   --        1,191,321                --               --
          Payable for Trust shares redeemed                           4               18             3,916              957
          Net variation margin on financial futures
             contracts (Note 4)                                      --               --                --               --
          Unrealized depreciation on forward currency
             contracts (Note 5)                                      --               --                --               --
          Investment advisory fee payable (Note 2)               14,116               --            59,119            6,467
       Payable to custodian                                          --               --                --               --
       Accrued expenses                                          24,182           15,381            24,464           19,124

                                                            -----------      -----------      ------------      -----------
          Total liabilities                                     533,309        1,427,962         3,214,936          402,892

                                                            -----------      -----------      ------------      -----------
NET ASSETS                                                  $77,725,906      $29,160,640      $156,725,326      $63,089,334
                                                            ===========      ===========      ============      ===========

---------------------------------------------------------------------------------------------------------------------------

NET ASSETS REPRESENTED BY:

       Paid in surplus                                      $70,263,736      $28,552,838      $135,696,321      $50,605,090
       Accumulated net realized gain (loss)                   1,571,114          172,770        15,936,115        2,623,599
       Unrealized appreciation on investments, futures
          contracts and foreign currency                      5,839,607          411,104         5,079,778        9,850,460
       Undistributed (distributions in excess of) net
          investment income                                      51,449           23,928            13,112           10,185

                                                            -----------      -----------      ------------      -----------
          Total                                             $77,725,906      $29,160,640      $156,725,326      $63,089,334
                                                            ===========      ===========      ============      ===========

Capital shares outstanding                                    5,863,644        2,754,892        10,558,511        3,858,688
                                                            ===========      ===========      ============      ===========

NET ASSET VALUE AND OFFERING PRICE PER SHARE                $    13.256      $    10.585      $     14.844      $    16.350
                                                            ===========      ===========      ============      ===========


---------------------------------------------------------------------------------------------------------------------------
*  Investments in securities, at cost                       $66,652,301      $28,058,223      $148,911,647      $52,802,265
** Cost of cash denominated in foreign currencies                    --           13,094                --               --





                       See Notes to Financial Statements



International                                                           VKAC Growth
   Equity        Money Market      Quality Income      Stock Index       and Income      High Yield
 Portfolio        Portfolio          Portfolio          Portfolio        Portfolio        Portfolio
-------------     -----------       ------------       -----------      -----------      -----------

$92,165,608       $15,785,822       $ 45,089,304       $94,782,808      $54,724,980      $31,894,127
  1,261,655             3,661                 --               386            1,139              951
  2,940,545                --                 --                --               --               --
  1,455,459                --                 --                --           21,054               --
      4,501                --                 --                --               --               --
    261,676                --                 --           102,765           62,044           16,519
     11,643             3,904            615,396             7,905              752          626,977
    354,397                --                 --                --               --               --
         --                --                 --                --            2,492            2,533

-----------       -----------       ------------       -----------      -----------      -----------
 98,455,484        15,793,387         45,704,700        94,893,864       54,812,461       32,541,107
-----------       -----------       ------------       -----------      -----------      -----------


  2,874,291                --                 --                --           36,400               --
         --                --                 --                --               --               --
     29,702            12,149             34,168            79,280           27,779           14,546
         --                --              9,844            55,250           12,750               --
    311,504                --                 --                --               --               --
     11,859                --             11,883            34,108               --               --
         --                --            221,676                --               --               --
     27,613            37,000             22,701            42,270           24,727           20,432

-----------       -----------       ------------       -----------      -----------      -----------
  3,254,969            49,149            300,272           210,908          101,656           34,978

-----------       -----------       ------------       -----------      -----------      -----------
$95,200,515       $15,744,238       $ 45,404,428       $94,682,956      $54,710,805      $32,506,129
===========       ===========       ============       ===========      ===========      ===========

----------------------------------------------------------------------------------------------------

$84,418,848       $15,821,941       $ 45,431,838       $48,277,120      $41,352,429      $31,061,717
  3,581,346           (77,703)        (1,919,448)        9,452,566        3,040,337          455,270

  7,679,440                --          1,858,240        36,938,212       10,295,327          964,692
   (479,119)               --             33,798            15,058           22,712           24,450

-----------       -----------       ------------       -----------      -----------      -----------
$95,200,515       $15,744,238       $ 45,404,428       $94,682,956      $54,710,805      $32,506,129
===========       ===========       ============       ===========      ===========      ===========

  7,359,502        15,746,758          4,223,969         4,640,752        3,146,160        2,967,051
===========       ===========       ============       ===========      ===========      ===========

$    12.936       $     1.000       $     10.749       $    20.403      $    17.390      $    10.956
===========       ===========       ============       ===========      ===========      ===========

----------------------------------------------------------------------------------------------------
$84,428,958       $15,785,822       $ 43,167,509       $57,933,438      $44,453,500      $30,929,435
  3,044,174                --                 --                --               --               --





                       See notes to financial statements

COVA SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 1998 (UNAUDITED)

                                                                Bond            Mid-Cap         Large Cap         Developing
                                                              Debenture          Value          Research           Growth
                                                              Portfolio         Portfolio       Portfolio         Portfolio
                                                             ----------         ---------       ---------         ----------

ASSETS
       Investments, at value (Note 1)*                       $84,339,937       $8,274,669       $4,973,053       $ 8,019,453
       Cash                                                    5,250,436        1,118,452          666,819           613,761
       Cash denominated in foreign currencies **                      --               --               --                --
       Receivable for investments sold                                --               --               --                --
       Receivable for Trust shares sold                           26,602           82,504           59,943            57,301
       Dividends receivable                                        1,721            5,340            6,689               479
       Interest receivable                                     1,620,047            4,415            2,868             2,365
       Unrealized appreciation on forward currency
          contracts (Note 5)                                          --               --               --                --
       Receivable from investment adviser (Note 2)                    --            6,026            8,232             7,521
                                                             -----------       ----------       ----------       -----------
          Total assets                                        91,238,743        9,491,406        5,717,604         8,700,880
                                                             -----------       ----------       ----------       -----------
LIABILITIES
       Payables for:
          Payable for investments purchased                      941,902               --           76,528           190,003
          Payable for delayed delivery investments                    --               --               --                --
          Payable for Trust shares redeemed                        2,117                2               40                --
          Net variation margin on financial futures
             contracts (Note 4)                                       --               --               --                --
          Unrealized depreciation on forward currency
             contracts (Note 5)                                       --               --               --                --
          Investment advisory fee payable (Note 2)                35,951               --               --                --
       Payable to custodian                                           --               --               --                --
       Accrued expenses                                           17,859           11,879           11,001            11,102
                                                             -----------       ----------       ----------       -----------
          Total liabilities                                      997,829           11,881           87,569           201,105
                                                             -----------       ----------       ----------       -----------
NET ASSETS                                                   $90,240,914       $9,479,525       $5,630,035       $ 8,499,775
                                                             ===========       ==========       ==========       ===========

----------------------------------------------------------------------------------------------------------------------------

NET ASSETS REPRESENTED BY:

       Paid in surplus                                       $87,890,633       $9,183,865       $5,244,101       $ 8,317,000
       Accumulated net realized gain (loss)                    1,203,720           91,573          147,904           (67,185)
       Unrealized appreciation on investments, futures
          contracts and foreign currency                       1,056,440          201,490          236,430           258,646
       Undistributed (distributions in excess of) net
          investment income                                       90,121            2,597            1,600            (8,686)
                                                             -----------       ----------       ----------       -----------
          Total                                              $90,240,914       $9,479,525       $5,630,035       $ 8,499,775
                                                             ===========       ==========       ==========       ===========

Capital shares outstanding                                     7,331,508          840,022          494,011           744,981
                                                             ===========       ==========       ==========       ===========

NET ASSET VALUE AND OFFERING PRICE PER SHARE                 $    12.309       $   11.285       $   11.397       $    11.409
                                                             ===========       ==========       ==========       ===========

----------------------------------------------------------------------------------------------------------------------------
*  Investments in securities, at cost                        $83,283,497       $8,073,179       $4,736,623       $ 7,760,807
** Cost of cash denominated in foreign currencies                     --               --               --                --




                       See Notes to Financial Statements

                                                                 Growth &
                         Small Cap             Equity             Income
      Balanced            Equity               Income            Equity
      Portfolio          Portfolio            Portfolio          Portfolio
      ---------          ---------            ---------          ---------

     $2,020,930         $ 1,640,598          $2,621,442         $4,966,371
        482,177             166,580             364,442            494,275
             --                  --                  --                 --
          1,350                  --                  --              5,686
          9,849              11,715              15,188              7,320
            980                 546               4,653              4,671
         13,697                 598               1,701              2,224
             --                  --                  --                 --
         13,929              14,430              11,101              8,128
     ----------         -----------          ----------         ----------
      2,542,912           1,834,467           3,018,527          5,488,675
     ----------         -----------          ----------         ----------


             --              10,146              69,133                 --
             --                  --                  --                 --
             --                  --                  --                 --
             --                  --                  --                 --
             --                  --                  --                 --
             --                  --                  --                 --
             --                  --                  --                 --
         12,135              12,141              11,136             10,979
     ----------         -----------          ----------         ----------
         12,135              22,287              80,269             10,979
     ----------         -----------          ----------         ----------
     $2,530,777         $ 1,812,180          $2,938,258         $5,477,696
     ==========         ===========          ==========         ==========

     ---------------------------------------------------------------------

     $2,399,484         $ 1,740,172          $2,651,405         $5,083,864
         70,073               6,355             126,453            219,393

         60,165              66,943             158,852            173,786
          1,055              (1,290)              1,548                653

     ----------         -----------          ----------         ----------
     $2,530,777         $ 1,812,180          $2,938,258         $5,477,696
     ==========         ===========          ==========         ==========

        230,320             167,782             242,898            463,621
     ==========         ===========          ==========         ==========

     $   10.988         $    10.801          $   12.097         $   11.815
     ==========         ===========          ==========         ==========

     ---------------------------------------------------------------------
     $1,960,765         $ 1,573,655          $2,462,590         $4,792,585
             --                  --                  --                 --




                       See notes to financial statements

COVA SERIES TRUST

STATEMENTS OF OPERATIONS

FOR SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

                                                               Small Cap       Quality           Select           Large Cap
                                                                 Stock           Bond            Equity             Stock
                                                               Portfolio       Portfolio        Portfolio         Portfolio
                                                               ----------       --------       -----------        ----------

INVESTMENT INCOME
       Dividends (1)                                           $  382,718       $     --       $   901,379        $  332,719
       Interest                                                    98,220        742,512            82,318            16,237
                                                               ----------       --------       -----------        ----------
          Total investment income                                 480,938        742,512           983,697           348,956
                                                               ----------       --------       -----------        ----------
EXPENSES
       Investment advisory fee (Note 2)                           298,157         63,417           457,821           151,998
       Custody, fund accounting, and transfer agent fees           82,332         27,850           109,172            69,372
       Audit                                                        6,344          6,344             6,344             6,344
       Trustee fees and expenses                                    2,217          2,217             2,217             2,217
       Legal                                                          134            134               134               134
       Shareholder reporting                                          177            177               177               177
                                                               ----------       --------       -----------        ----------
          Total operating expenses                                389,361        100,139           575,865           230,242
          Interest Expense (Note 3)                                    --             --                --                --
                                                               ----------       --------       -----------        ----------
          Total expenses                                          389,361        100,139           575,865           230,242
          Less fees waived and expenses reimbursed
              by the adviser                                       56,125         25,192            51,316            54,860
                                                               ----------       --------       -----------        ----------
          Net expenses                                            333,236         74,947           524,549           175,382
                                                               ----------       --------       -----------        ----------
       Net investment income                                      147,702        667,565           459,148           173,574
                                                               ----------       --------       -----------        ----------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS,
       FUTURES CONTRACTS AND FOREIGN CURRENCY RELATED
       TRANSACTIONS
       Net realized gain (loss) on investments                  1,762,334        170,832        15,994,161         2,634,673
       Net realized gain (loss) on futures contracts                   --             --                --                --
       Net realized gain on foreign currency related
          transactions                                                 --          1,938                --                --
                                                               ----------       --------       -----------        ----------
          Net realized gain (loss) on investments,
             futures contracts and foreign currency
             related transactions                               1,762,334        172,770        15,994,161         2,634,673
                                                               ----------       --------       -----------        ----------
       Unrealized appreciation on investments,
          futures contracts and foreign currency
              Beginning of period                               5,055,622        344,990         5,798,007         4,728,305
              End of period                                     5,839,607        411,104         5,079,778         9,850,460
                                                               ----------       --------       -----------        ----------

       Net change in unrealized appreciation
          (depreciation) on investments,
          futures contracts and foreign currency                  783,985         66,114          (718,229)        5,122,155
                                                               ----------       --------       -----------        ----------
       Net realized and unrealized gain/(loss) on
          investments, futures contracts and foreign
          currency related transactions                         2,546,319        238,884        15,275,932         7,756,828
                                                               ----------       --------       -----------        ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           $2,694,021       $906,449       $15,735,080        $7,930,402
                                                               ==========       ========       ===========        ==========



----------------------------------------------------------------------------------------------------------------------------
(1) Dividend income is net of withhholding taxes of:           $       --       $     --       $     3,055        $        5




                        See note to financial statements

                                                                                        VKAC
    International         Money               Quality                                  Growth
        Equity             Market             Income             Stock Index         and Income          High Yield
      Portfolio          Portfolio           Portfolio            Portfolio           Portfolio          Portfolio
    -------------        ---------           ---------           -----------         ----------          ----------

     $ 1,012,591         $      --            $      --          $   666,361         $   368,924         $    30,306
         126,421           502,364            1,693,070               88,819             143,517           1,488,690
     -----------         ---------          -----------          -----------         -----------         -----------
       1,139,012           502,364            1,693,070              755,180             512,441           1,518,996
     -----------         ---------          -----------          -----------         -----------         -----------

         335,412            45,127              117,302              231,438             155,345             122,355
         110,218            19,062               43,578               77,553              54,832              33,176
           6,344             8,322                8,322                8,322               8,322               8,322
           2,217             1,653                1,653                1,653               1,653               1,653
             134               112                  112                  112                 112                 112
             177               177                  177                  177                 177                 177
     -----------         ---------          -----------          -----------         -----------         -----------
         454,502            74,453              171,144              319,255             220,441             165,795
              --                --               14,536                2,032                  --                  73
     -----------         ---------          -----------          -----------         -----------         -----------
         454,502            74,453              185,680              321,287             220,441             165,868
          77,611            65,427               30,381               41,530              39,205              27,126
     -----------         ---------          -----------          -----------         -----------         -----------
         376,891             9,026              155,299              279,757             181,236             138,742
     -----------         ---------          -----------          -----------         -----------         -----------
         762,121           493,338            1,537,771              475,423             331,205           1,380,254
     -----------         ---------          -----------          -----------         -----------         -----------




       3,139,846               (64)             540,844            9,034,559           2,841,545             549,762
              --                --              (30,288)             451,974             248,082                  --
         613,033                --                   --                   --                  --                  --
     -----------         ---------          -----------          -----------         -----------         -----------
       3,752,879               (64)             510,556            9,486,533           3,089,627             549,762
     -----------         ---------          -----------          -----------         -----------         -----------


       1,285,706                --            1,993,312           31,962,906           6,466,491           1,305,260
       7,679,440                --            1,858,240           36,938,212          10,295,327             964,692
     -----------         ---------          -----------          -----------         -----------         -----------


       6,393,734                --             (135,072)           4,975,306           3,828,836            (340,568)
     -----------         ---------          -----------          -----------         -----------         -----------

      10,146,613               (64)             375,484           14,461,839           6,918,463             209,194
     -----------         ---------          -----------          -----------         -----------         -----------

     $10,908,734         $ 493,274          $ 1,913,255          $14,937,262         $ 7,249,668         $ 1,589,448
     ===========         =========          ===========          ===========         ===========         ===========



     ---------------------------------------------------------------------------------------------------------------
     $   142,439         $     --           $        --          $        --         $     3,362         $        --




                       See notes to financial statements

COVA SERIES TRUST

STATEMENTS OF OPERATIONS

FOR SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)


                                                                       Bond           Mid-Cap       Large Cap      Developing
                                                                    Debenture          Value        Research         Growth
                                                                    Portfolio        Portfolio      Portfolio       Portfolio
                                                                    ---------        ---------      ---------      ----------

INVESTMENT INCOME
       Dividends (1)                                                $   52,114        $ 30,002       $ 25,359       $  3,493
       Interest                                                      2,802,179          15,639          9,708          9,188
                                                                    ----------        --------       --------       --------
          Total investment income                                    2,854,293          45,641         35,067         12,681
                                                                    ----------        --------       --------       --------
EXPENSES
       Investment advisory fee (Note 2)                                272,730          26,344         16,060         19,248
       Custody, fund accounting, and transfer agent fees                56,278          14,742         12,927         13,981
       Audit                                                             6,344           8,291          8,244          8,244
       Trustee fees and expenses                                         2,009           2,237          2,217          2,217
       Legal                                                               134             285            285            285
       Shareholder reporting                                               177             177            177            177
                                                                    ----------        --------       --------       --------
          Total operating expenses                                     337,672          52,076         39,910         44,152
          Interest Expense (Note 3)                                         --              --             --             --
                                                                    ----------        --------       --------       --------
          Total expenses                                               337,672          52,076         39,910         44,152
          Less fees waived and expenses reimbursed by
             the adviser                                                28,579          23,098         22,244         22,766
                                                                    ----------        --------       --------       --------
          Net expenses                                                 309,093          28,978         17,666         21,386
                                                                    ----------        --------       --------       --------
       Net investment income                                         2,545,200          16,663         17,401         (8,705)
                                                                    ----------        --------       --------       --------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS,
       FUTURES CONTRACTS AND FOREIGN CURRENCY RELATED
       TRANSACTIONS
       Net realized gain (loss) on investments                       1,203,791          91,423        148,537        (67,167)
       Net realized gain (loss) on futures contracts                        --              --             --             --
       Net realized gain on foreign currency related
          transactions                                                      --              --             --             --
                                                                    ----------        --------       --------       --------
          Net realized gain (loss) on investments,
          futures contracts and foreign currency
          related transactions                                       1,203,791          91,423        148,537        (67,167)
                                                                    ----------        --------       --------       --------
       Unrealized appreciation on investments, futures
          contracts and foreign currency
              Beginning of period                                    1,213,703          46,986          6,584          8,505
              End of period                                          1,056,440         201,490        236,430        258,646
                                                                    ----------        --------       --------       --------

       Net change in unrealized appreciation
          (depreciation) on investments, futures contracts
          and foreign currency                                        (157,263)        154,504        229,846        250,141
                                                                    ----------        --------       --------       --------
       Net realized and unrealized gain/(loss) on
          investments, futures contracts and foreign currency
          related transactions                                       1,046,528         245,927        378,383        182,974
                                                                    ----------        --------       --------       --------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $3,591,728        $262,590       $395,784       $174,269
                                                                    ==========        ========       ========       ========



----------------------------------------------------------------------------------------------------------------------------
(1) Dividend income is net of withhholding taxes of:                $       --        $    151       $    111       $     --



                       See notes to financial statements

                                                            Growth &
                      Small Cap           Equity             Income
     Balanced          Equity             Income             Equity
    Portfolio         Portfolio          Portfolio          Portfolio
    ---------         ---------          ---------          ---------

     $  5,101          $  4,034           $ 25,302          $ 21,343
       31,718             3,303              6,196            13,045
     --------          --------           --------          --------
       36,819             7,337             31,498            34,388
     --------          --------           --------          --------

        9,681             7,842             11,139            19,474
       14,283            13,316             10,439            13,081
        8,244             8,244              8,244             8,244
        2,217             2,217              2,217             2,217
          133               133                133               133
          177               177                177               177

     --------          --------           --------          --------
       34,735            31,929             32,349            43,326
           --                --                 --                --
     --------          --------           --------          --------
       34,735            31,929             32,349            43,326
       24,087            23,302             20,096            21,906

     --------          --------           --------          --------
       10,648             8,627             12,253            21,420
     --------          --------           --------          --------
       26,171            (1,290)            19,245            12,968
     --------          --------           --------          --------




       74,649             7,443            126,453           229,369
           --                --                 --                --
           --                --                 --                --
     --------          --------           --------          --------
       74,649             7,443            126,453           229,369
     --------          --------           --------          --------


       44,924             2,599            122,751            98,922
       60,165            66,943            158,852           173,786
     --------          --------           --------          --------


       15,241            64,344             36,101            74,864
     --------          --------           --------          --------

       89,890            71,787            162,554           304,233
     --------          --------           --------          --------

     $116,061          $ 70,497           $181,799          $317,201
     ========          ========           ========          ========



     ---------------------------------------------------------------
     $     --          $     --           $     --          $     --




                       See notes to financial statements

COVA SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS



                                                             Small Cap Stock                     Quality Bond
                                                                Portfolio                          Portfolio
                                                    --------------------------------    --------------------------------
                                                    Six months ended     Year ended     Six months ended     Year ended
                                                      June 30, 1998      December 31,     June 30, 1998      December 31,
                                                       (Unaudited)          1997           (Unaudited)          1997
                                                       -----------       -----------       -----------       -----------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
       Net investment income                           $   147,702       $   192,685       $   667,565       $   605,946
       Net realized gain (loss) on investments,
          futures contracts, and foreign currency
          related transactions                           1,762,334         2,316,556           172,770            98,268
       Net change in unrealized appreciation
          (depreciation) on investments, futures
          contracts and foreign currency
          related transactions                             783,985         4,557,270            66,114           281,253
                                                       -----------       -----------       -----------       -----------
       Net increase in net assets resulting from
          operations                                     2,694,021         7,066,511           906,449           985,467
                                                       -----------       -----------       -----------       -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income                               (96,253)         (192,883)         (643,157)         (660,166)
       Net realized gains                               (2,461,868)          (99,847)               --           (76,278)
                                                       -----------       -----------       -----------       -----------
       Total distributions                              (2,558,121)         (292,730)         (643,157)         (736,444)
                                                       -----------       -----------       -----------       -----------
CAPITAL SHARE TRANSACTIONS (NOTE 3):
       Proceeds from shares sold                        16,777,145        38,022,176        10,248,432        15,683,372
       Net asset value of shares issued through
          dividend reinvestment                          2,558,121           914,326           643,157           879,467
       Cost of shares repurchased                       (1,502,328)         (603,894)         (621,707)       (3,986,444)
                                                       -----------       -----------       -----------       -----------
       Net increase (decrease) in net assets
          from capital share transactions               17,832,938        38,332,608        10,269,882        12,576,395
                                                       -----------       -----------       -----------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 17,968,838        45,106,389        10,533,174        12,825,418

NET ASSETS:
       Beginning of period                              59,757,068        14,650,679        18,627,466         5,802,048
                                                       -----------       -----------       -----------       -----------

       End of period                                   $77,725,906       $59,757,068       $29,160,640       $18,627,466
                                                       ===========       ===========       ===========       ===========
       Net Assets at end of period includes
          undistributed (distributions in
          excess of) net investment income                  51,449       $        --       $    23,928       $      (480)
                                                       ===========       ===========       ===========       ===========

CAPITAL SHARE TRANSACTIONS:

Beginning shares                                         4,559,948         1,341,383         1,790,249           575,476
                                                       -----------       -----------       -----------       -----------
Shares sold                                              1,217,372         3,186,388           962,865         1,518,698
Shares issued through dividend reinvestment                194,905            82,158            60,846            85,914
Shares repurchased                                        (108,581)          (49,981)          (59,068)         (389,839)
                                                       -----------       -----------       -----------       -----------
Net increase (decrease) in shares outstanding            1,303,696         3,218,565           964,643         1,214,773
                                                       -----------       -----------       -----------       -----------
Ending shares                                            5,863,644         4,559,948         2,754,892         1,790,249
                                                       ===========       ===========       ===========       ===========




                       See notes to financial statements


             Select Equity                          Large Cap Stock                      International Equity
               Portfolio                                Portfolio                              Portfolio
   -----------------------------------      ----------------------------------      ----------------------------------
   Six months ended        Year ended       Six months ended       Year ended       Six months ended       Year ended
    June 30, 1998          December 31,       June 30, 1998        December 31,       June 30, 1998        December 31,
     (Unaudited)              1997             (Unaudited)            1997             (Unaudited)            1997
   ----------------        -----------      ----------------       -----------      ----------------       -----------

     $    459,148         $    500,179         $   173,574         $   199,335         $   762,121         $   555,071

       15,994,161            9,123,149           2,634,673           2,193,907           3,752,879             191,480


         (718,229)           4,743,432           5,122,155           3,145,916           6,393,734             402,592
     ------------         ------------         -----------         -----------         -----------         -----------
       15,735,080           14,366,760           7,930,402           5,539,158          10,908,734           1,149,143
     ------------         ------------         -----------         -----------         -----------         -----------

         (455,252)            (490,963)           (163,389)           (202,300)         (1,590,564)           (557,716)
       (9,083,861)            (330,961)           (537,969)         (1,756,862)            (20,171)            (42,415)
     ------------         ------------         -----------         -----------         -----------         -----------
       (9,539,113)            (821,924)           (701,358)         (1,959,162)         (1,610,735)           (600,131)
     ------------         ------------         -----------         -----------         -----------         -----------

       35,351,949           68,852,468          23,226,071          17,343,331          18,385,262          52,754,470
        9,539,113            1,157,234             701,358           2,369,560           1,610,735             673,824
       (1,292,578)            (457,582)           (323,228)         (7,808,393)         (2,862,520)           (827,522)
     ------------         ------------         -----------         -----------         -----------         -----------
       43,598,484           69,552,120          23,604,201          11,904,498          17,133,477          52,600,772
     ------------         ------------         -----------         -----------         -----------         -----------
       49,794,451           83,096,956          30,833,245          15,484,494          26,431,476          53,149,784

      106,930,875           23,833,919          32,256,089          16,771,595          68,769,039          15,619,255
     ------------         ------------         -----------         -----------         -----------         -----------

     $156,725,326         $106,930,875         $63,089,334         $32,256,089         $95,200,515         $68,769,039
     ============         ============         ===========         ===========         ===========         ===========

     $     13,112         $      9,216         $    10,185         $        --         $  (479,119)        $   349,324
     ============         ============         ===========         ===========         ===========         ===========


        7,656,774            2,218,737           2,329,781           1,509,371           5,994,704           1,425,198
     ------------         ------------         -----------         -----------         -----------         -----------
        2,344,473            5,382,252           1,507,746           1,243,518           1,467,545           4,584,724
          641,497               93,395              42,928             179,193             125,855              57,454
          (84,233)             (37,610)            (21,767)           (602,301)           (228,602)            (72,672)
     ------------         ------------         -----------         -----------         -----------         -----------
        2,901,737            5,438,037           1,528,907             820,410           1,364,798           4,569,506
       10,558,511            7,656,774           3,858,688           2,329,781           7,359,502           5,994,704
     ============         ============         ===========         ===========         ===========         ===========




                       See notes to financial statements

COVA SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                             Money Market                           Quality Income
                                                               Portfolio                               Portfolio
                                                    ---------------------------------     ---------------------------------
                                                    Six months ended       Year ended     Six months ended       Year ended
                                                      June 30, 1998       December 31,      June 30, 1998       December 31,
                                                       (Unaudited)            1997           (Unaudited)            1997
                                                    ----------------      -----------     ----------------      -----------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
       Net investment income                           $    493,338       $  2,527,383       $  1,537,771       $  3,348,394
       Net realized gain (loss) on investments,
          futures contracts, and foreign currency
          related transactions                                  (64)            (2,455)           510,556           (436,095)
       Net change in unrealized appreciation
          (depreciation) on investments, futures
          contracts and foreign currency
          related transactions                                   --                 --           (135,072)         1,309,494
                                                       ------------       ------------       ------------       ------------
       Net increase in net assets resulting
          from operations                                   493,274          2,524,928          1,913,255          4,221,793
                                                       ------------       ------------       ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income                               (493,338)        (2,527,383)        (2,398,139)        (3,338,386)
       Net realized gains                                        --                 --                 --                 --
                                                       ------------       ------------       ------------       ------------
       Total distributions                                 (493,338)        (2,527,383)        (2,398,139)        (3,338,386)
                                                       ------------       ------------       ------------       ------------
CAPITAL SHARE TRANSACTIONS (NOTE 3):
       Proceeds from shares sold                             15,364         57,494,205            131,208         27,417,912
       Net asset value of shares issued through
          dividend reinvestment                             493,338          2,527,383          2,398,139          4,139,374
       Cost of shares repurchased                        (6,743,163)       (68,995,258)        (6,475,695)       (33,929,181)
                                                       ------------       ------------       ------------       ------------
       Net increase (decrease) in net assets from
          capital share transactions                     (6,234,461)        (8,973,670)        (3,946,348)        (2,371,895)
                                                       ------------       ------------       ------------       ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (6,234,525)        (8,976,125)        (4,431,232)        (1,488,488)

NET ASSETS:
       Beginning of period                               21,978,763         30,954,888         49,835,660         51,324,148
                                                       ------------       ------------       ------------       ------------

       End of period                                   $ 15,744,238       $ 21,978,763       $ 45,404,428       $ 49,835,660
                                                       ============       ============       ============       ============
       Net Assets at end of period includes
          undistributed (distributions in excess
          of) net investment income                    $         --       $         --       $     33,798       $    894,166
                                                       ============       ============       ============       ============

CAPITAL SHARE TRANSACTIONS:
Beginning shares                                         21,981,219         31,030,072          4,572,261          4,801,097
                                                       ------------       ------------       ------------       ------------
Shares sold                                                  15,364         57,419,022             11,813          2,544,684
Shares issued through dividend reinvestment                 493,338          2,527,383            223,488            392,730
Shares repurchased                                       (6,743,163)       (68,995,258)          (583,593)        (3,166,250)
                                                       ------------       ------------       ------------       ------------
Net increase (decrease) in shares outstanding            (6,234,461)        (9,048,853)          (348,292)          (228,836)
                                                       ------------       ------------       ------------       ------------
Ending shares                                            15,746,758         21,981,219          4,223,969          4,572,261
                                                       ============       ============       ============       ============




                       See notes to financial statements

              Stock Index                       VKAC Growth and Income                        High Yield
               Portfolio                              Portfolio                                Portfolio
   ----------------------------------      ----------------------------------      ---------------------------------
   Six months ended       Year ended       Six months ended        Year ended      Six months ended      Year ended
    June 30, 1998         December 31,       June 30, 1998        December 31,      June 30, 1998        December 31,
     (Unaudited)             1997             (Unaudited)            1997             (Unaudited)            1997
   ----------------       -----------      ----------------       -----------      ----------------      -----------

     $    475,423        $  1,068,561        $    331,205        $    567,657        $  1,380,254        $  3,153,490

        9,486,533          16,291,273           3,089,627           5,894,224             549,762             909,331


        4,975,306           4,753,502           3,828,836           2,424,361            (340,568)            268,083
     ------------        ------------        ------------        ------------        ------------        ------------
       14,937,262          22,113,336           7,249,668           8,886,242           1,589,448           4,330,904
     ------------        ------------        ------------        ------------        ------------        ------------

         (479,051)         (1,058,007)           (317,776)           (563,938)         (1,365,047)         (3,144,247)
      (16,176,509)           (288,033)         (5,909,576)           (513,391)                 --                  --
     ------------        ------------        ------------        ------------        ------------        ------------
      (16,655,560)         (1,346,040)         (6,227,352)         (1,077,329)         (1,365,047)         (3,144,247)
     ------------        ------------        ------------        ------------        ------------        ------------

        1,961,431          34,246,387           2,961,700           9,997,804             863,776          13,533,122
       16,655,560           4,855,058           6,227,352           2,585,409           1,365,047           4,949,889
      (12,593,039)        (56,051,623)         (3,329,927)         (4,155,928)         (3,209,552)        (27,471,849)
     ------------        ------------        ------------        ------------        ------------        ------------
        6,023,952         (16,950,178)          5,859,125           8,427,285            (980,729)         (8,988,838)
     ------------        ------------        ------------        ------------        ------------        ------------
        4,305,654           3,817,118           6,881,441          16,236,198            (756,328)         (7,802,181)

       90,377,302          86,560,184          47,829,364          31,593,166          33,262,457          41,064,638
     ------------        ------------        ------------        ------------        ------------        ------------

     $ 94,682,956        $ 90,377,302        $ 54,710,805        $ 47,829,364        $ 32,506,129        $ 33,262,457
     ============        ============        ============        ============        ============        ============

     $     15,058        $     18,686        $     22,712        $      9,283        $     24,450        $      9,243
     ============        ============        ============        ============        ============        ============


        4,289,352           5,367,589           2,804,973           2,258,899           3,051,753           3,864,501
     ------------        ------------        ------------        ------------        ------------        ------------
           86,122           1,698,260             161,273             626,726              77,030           1,249,817
          816,453             286,130             360,343             175,231             124,923             461,088
         (551,175)         (3,062,627)           (180,429)           (255,883)           (286,655)         (2,523,653)
     ------------        ------------        ------------        ------------        ------------        ------------
          351,400          (1,078,237)            341,187             546,074             (84,702)           (812,748)
     ------------        ------------        ------------        ------------        ------------        ------------
        4,640,752           4,289,352           3,146,160           2,804,973           2,967,051           3,051,753
     ============        ============        ============        ============        ============        ============







                       See notes to financial statements

COVA SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS


                                                                 Bond Debenture                      Mid-Cap Value
                                                                    Portfolio                          Portfolio
                                                        --------------------------------   ------------------------------
                                                        Six months ended     Year ended    Six months ended  Period ended
                                                          June 30, 1998     December 31,    June 30, 1998    December 31,
                                                           (Unaudited)          1997         (Unaudited)         1997*
                                                        --------------------------------   ------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
  Net investment income                                    $ 2,545,200      $ 1,745,813      $   16,663      $    2,098
  Net realized gain (loss) on investments,
   futures contracts, and foreign currency
   related transactions                                      1,203,791          964,071          91,423             150
  Net change in unrealized appreciation (depreciation)
   on investments, futures contracts and foreign
   currency related transactions                              (157,263)         930,642         154,504          46,986
                                                           -----------      -----------      ----------      ----------
  Net increase in net assets resulting from operations       3,591,728        3,640,526         262,590          49,234
                                                           -----------      -----------      ----------      ----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                     (2,455,079)      (1,747,981)        (14,075)         (2,089)
  Net realized gains                                          (954,738)         (18,188)             --              --
                                                           -----------      -----------      ----------      ----------
  Total distributions                                       (3,409,817)      (1,766,169)        (14,075)         (2,089)
                                                           -----------      -----------      ----------      ----------

CAPITAL SHARE TRANSACTIONS (NOTE 3):
  Proceeds from shares sold                                 32,131,212       44,653,139       7,033,404       2,185,306
  Net asset value of shares issued through
   dividend reinvestment                                     3,409,817        2,000,414          14,075           2,089
  Cost of shares repurchased                                  (894,205)        (778,993)        (45,377)         (5,632)
                                                           -----------      -----------      ----------      ----------
  Net increase (decrease) in net assets from
   capital share transactions                               34,646,824       45,874,560       7,002,102       2,181,763
                                                           -----------      -----------      ----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     34,828,735       47,748,917       7,250,617       2,228,908

NET ASSETS:
  Beginning of period                                       55,412,179        7,663,262       2,228,908              --
                                                           -----------      -----------      ----------      ----------

  End of period                                            $90,240,914      $55,412,179      $9,479,525      $2,228,908
                                                           ===========      ===========      ==========      ==========

  Net Assets at end of period includes undistributed
  (distributions in excess of) net investment income       $    90,121      $        --      $    2,597      $        9
                                                           ===========      ===========      ==========      ==========

CAPITAL SHARE TRANSACTIONS:
Beginning shares                                             4,574,812          698,547         212,659              --
                                                           -----------      -----------      ----------      ----------
Shares sold                                                  2,550,231        3,775,808         630,185         213,013
Shares issued through dividend reinvestment                    277,516          169,197           1,252             200
Shares repurchased                                             (71,051)         (68,740)         (4,074)           (554)
                                                           -----------      -----------      ----------      ----------
Net increase (decrease) in shares outstanding                2,756,696        3,876,265         627,363         212,659
                                                           -----------      -----------      ----------      ----------
Ending shares                                                7,331,508        4,574,812         840,022         212,659
                                                           ===========      ===========      ==========      ==========

*  Fund commenced operations on August 20, 1997
** Fund commenced operations on July 1, 1997



                                            See notes to financial statements



      Large Cap Research                   Developing Growth                    Balanced
          Portfolio                            Portfolio                        Portfolio
--------------------------------   ------------------------------   ------------------------------
Six months ended    Period ended   Six months ended  Period ended   Six months ended  Period ended
  June 30, 1998     December 31,    June 30, 1998    December 31,    June 30, 1998    December 31,
   (Unaudited)          1997*        (Unaudited)         1997*        (Unaudited)         1997**
--------------------------------   ------------------------------   ------------------------------




    $   17,401      $    2,322      $   (8,705)     $      345      $   26,171        $   17,015


       148,537            (633)        (67,167)          4,555          74,649             7,388


       229,846           6,584         250,141           8,505          15,241            44,924
    ----------      ----------      ----------      ----------      ----------        ----------
       395,784           8,273         174,269          13,405         116,061            69,327
    ----------      ----------      ----------      ----------      ----------        ----------


       (15,994)         (2,129)             --            (326)        (25,116)          (17,093)
            --              --          (4,573)             --              --           (11,993)
    ----------      ----------      ----------      ----------      ----------        ----------
       (15,994)         (2,129)         (4,573)           (326)        (25,116)          (29,086)
    ----------      ----------      ----------      ----------      ----------        ----------


     3,954,158       1,345,530       6,592,560       1,735,826         958,257         1,429,858

        15,994           2,129           4,573             326          25,116            29,086
       (72,917)           (793)         (1,204)        (15,081)         (4,591)          (38,135)
    ----------      ----------      ----------      ----------      ----------        ----------

     3,897,235       1,346,866       6,595,929       1,721,071         978,782         1,420,809
    ----------      ----------      ----------      ----------      ----------        ----------
     4,277,025       1,353,010       6,765,625       1,734,150       1,069,727         1,461,050


     1,353,010              --       1,734,150              --       1,461,050                --
    ----------      ----------      ----------      ----------      ----------        ----------

    $5,630,035      $1,353,010      $8,499,775      $1,734,150      $2,530,777        $1,461,050
    ==========      ==========      ==========      ==========      ==========        ==========


    $    1,600      $      193      $   (8,686)     $       19      $    1,055        $       --
    ==========      ==========      ==========      ==========      ==========        ==========


       136,592              --         164,390              --         140,640                --
    ----------      ----------      ----------      ----------      ----------        ----------
       362,515         136,458         580,289         165,753          87,808           141,462
         1,409             215             408              31           2,289             2,804
        (6,505)            (81)           (106)         (1,394)           (417)           (3,626)
    ----------      ----------      ----------      ----------      ----------        ----------
       357,419         136,592         580,591         164,390          89,680           140,640
    ----------      ----------      ----------      ----------      ----------        ----------
       494,011         136,592         744,981         164,390         230,320           140,640
    ==========      ==========      ==========      ==========      ==========        ==========




                            See notes to financial statements



COVA SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS


                                                                 Small Cap Equity                   Equity Income
                                                                    Portfolio                         Portfolio
                                                        --------------------------------   ------------------------------
                                                        Six months ended     Year ended    Six months ended  Period ended
                                                          June 30, 1998     December 31,    June 30, 1998    December 31,
                                                           (Unaudited)         1997**        (Unaudited)        1997**
                                                        --------------------------------   ------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
  Net investment income                                     $   (1,290)     $      (96)     $   19,245      $   11,052
  Net realized gain (loss) on investments,
   futures contracts, and foreign currency
   related transactions                                          7,443          42,782         126,453          24,201
  Net change in unrealized appreciation (depreciation)
   on investments, futures contracts and foreign
   currency related transactions                                64,344           2,599          36,101         122,751
                                                            ----------      ----------      ----------      ----------
  Net increase in net assets resulting from operations          70,497          45,285         181,799         158,004
                                                            ----------      ----------      ----------      ----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                             --              --         (17,697)        (11,052)
  Net realized gains                                           (35,585)         (8,189)         (2,530)        (21,671)
                                                            ----------      ----------      ----------      ----------
  Total distributions                                          (35,585)         (8,189)        (20,227)        (32,723)
                                                            ----------      ----------      ----------      ----------

CAPITAL SHARE TRANSACTIONS (NOTE 3):
  Proceeds from shares sold                                    435,458       1,277,390       1,109,469       1,528,693
  Net asset value of shares issued through
   dividend reinvestment                                        35,585           8,189          20,227          32,723
  Cost of shares repurchased                                   (14,720)         (1,730)        (36,321)         (3,386)
                                                            ----------      ----------      ----------      ----------
  Net increase (decrease) in net assets from
   capital share transactions                                  456,323       1,283,849       1,093,375       1,558,030
                                                            ----------      ----------      ----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        491,235       1,320,945       1,254,947       1,683,311

NET ASSETS:
  Beginning of period                                        1,320,945              --       1,683,311              --
                                                            ----------      ----------      ----------      ----------

  End of period                                             $1,812,180      $1,320,945      $2,938,258      $1,683,311
                                                            ==========      ==========      ==========      ==========

  Net Assets at end of period includes undistributed
  (distributions in excess of) net investment income        $   (1,290)     $       --      $    1,548      $       --
                                                            ==========      ==========      ==========      ==========

CAPITAL SHARE TRANSACTIONS:
Beginning shares                                               126,779              --         152,372              --
                                                            ----------      ----------      ----------      ----------
Shares sold                                                     39,018         126,145          92,037         149,720
Shares issued through dividend reinvestment                      3,359             798           1,674           2,966
Shares repurchased                                              (1,374)           (164)         (3,185)           (314)
                                                            ----------      ----------      ----------      ----------
Net increase (decrease) in shares outstanding                   41,003         126,779          90,526         152,372
                                                            ----------      ----------      ----------      ----------
Ending shares                                                  167,782         126,779         242,898         152,372
                                                            ==========      ==========      ==========      ==========

** Fund commenced operations on July 1, 1997



                                            See notes to financial statements


      Growth & Income Equity
            Portfolio
--------------------------------
Six months ended     Year ended
  June 30, 1998     December 31,
   (Unaudited)         1997**
--------------------------------




    $   12,968      $    7,199


       229,369           8,581


        74,864          98,922
    ----------      ----------
       317,201         114,702
    ----------      ----------


       (12,444)         (7,070)
            --         (18,557)
    ----------      ----------
       (12,444)        (25,627)
    ----------      ----------


     2,913,810       2,310,416

        12,444          25,628
      (144,674)        (33,760)
    ----------      ----------
     2,781,580       2,302,284
    ----------      ----------
     3,086,337       2,391,359


     2,391,359              --
    ----------      ----------

    $5,477,696      $2,391,359
    ==========      ==========


    $      653      $      129
    ==========      ==========


       223,292              --
    ----------      ----------
       252,381         224,036
         1,056           2,398
       (13,108)         (3,142)
    ----------      ----------
       240,329         223,292
    ----------      ----------
       463,621         223,292
    ==========      ==========






                        See notes to financial statements

COVA SERIES TRUST

FINANCIAL HIGHLIGHTS

FOR A SHARE HELD THROUGHOUT THE PERIODS INDICATED

                                                                                Small Cap Stock
                                                                                   Portfolio
                                                              ------------------------------------------------------
                                                                                                   For the period
                                                                                                  from May 1, 1996
                                                              Six months ended     Year ended     (date of initial
                                                                June 30, 1998       December     public offering) to
                                                                 (Unaudited)           1997      December 31, 1996
                                                              ------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                               $13.105          $10.922            $10.512
                                                                   -------          -------            -------

   INCOME FROM INVESTMENT OPERATIONS
       Net investment income                                         0.026            0.057              0.057
       Net realized and unrealized gains                             0.577            2.217              0.843
                                                                   -------          -------            -------
   Total from investment operations                                  0.603            2.274              0.900
                                                                   -------          -------            -------

   DISTRIBUTIONS
       Dividends from net investment income                         (0.017)          (0.055)            (0.055)
       Distributions from net realized gains                        (0.435)          (0.036)            (0.435)
       Distributions in excess of net investment income                 --               --                 --
       Return of capital distributions                                  --               --                 --
                                                                   -------          -------            -------
   Total distributions                                              (0.452)          (0.091)            (0.490)
                                                                   -------          -------            -------
NET ASSET VALUE, END OF PERIOD                                     $13.256          $13.105            $10.922
                                                                   -------          -------            -------

TOTAL RETURN                                                         4.71%*          20.89%              8.65%*
                                                                   -------          -------            -------

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period (In millions)                         $  77.7          $  59.8            $  14.7

   RATIOS TO AVERAGE NET ASSETS (1):
       Operating Expenses                                            0.95%**          0.95%              0.95%**
       Interest Expense                                                 --               --                 --
       Net investment income                                         0.42%**          0.56%              0.87%**

   PORTFOLIO TURNOVER RATE                                           27.2%*           79.1%             102.4%*

(1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

     Ratio of Operating Expenses to Average Net Assets:              1.11%**          1.39%              2.68%**

     Ratio of Net Investment Income to Average Net Assets:           0.26%**          0.12%             (0.86%)**


+    Amount is less than $.0005
*    Non-annualized
**   Annualized


                                            See notes to financial statements


                       Quality Bond                                                  Select Equity
                        Portfolio                                                      Portfolio
-----------------------------------------------------------   -----------------------------------------------------------
                                          For the period                                                For the period
                                         from May 1, 1996                                              from May 1, 1996
Six months ended        Year ended       (date of initial     Six months ended        Year ended       (date of initial
  June 30, 1998        December 31,     public offering) to     June 30, 1998        December 31,     public offering) to
   (Unaudited)             1997          December 31, 1996       (Unaudited)              1997          December 31, 1996
-----------------------------------------------------------   -----------------------------------------------------------

    $ 10.405             $ 10.082            $  9.897             $ 13.966              $ 10.742            $ 10.084
    --------             --------            --------             --------              --------            --------

       0.249                0.446               0.459                0.046                 0.078               0.081
       0.171                0.452               0.102                1.796                 3.294               0.771
    --------             --------            --------             --------              --------            --------
       0.420                0.898               0.561                1.842                 3.372               0.852
    --------             --------            --------             --------              --------            --------

      (0.240)              (0.531)             (0.376)              (0.046)               (0.077)             (0.081)
          --               (0.044)                 --               (0.918)               (0.071)             (0.113)
          --                   --                  --                   --                    --              (0.000)+
          --                   --                  --                   --                    --                  --
    --------             --------            --------             --------              --------            --------
      (0.240)              (0.575)             (0.376)              (0.964)               (0.148)             (0.194)
    --------             --------            --------             --------              --------            --------
    $ 10.585             $ 10.405            $ 10.082             $ 14.844              $ 13.966            $ 10.742
    --------             --------            --------             --------              --------            --------

       4.14%*               9.06%               5.68%*              13.11%*               31.55%               8.52%*
    --------             --------            --------             --------              --------            --------

    $   29.2               $ 18.6            $    5.8             $  156.7              $  106.9            $   23.8

       0.65%**              0.65%               0.65%**              0.78%**               0.83%               0.85%**
          --                   --                  --                   --                    --                  --
       5.79%**              5.92%               5.94%**              0.69%**               0.81%               1.35%**

      175.8%*              163.7%              181.3%*               94.8%*               134.8%              123.9%*


       0.87%**              1.08%               1.52%**              0.86%**               1.00%               1.70%**

       5.57%**              5.49%               5.07%**              0.61%**               0.64%               0.50%**



                                            See notes to financial statements


COVA SERIES TRUST

FINANCIAL HIGHLIGHTS

FOR A SHARE HELD THROUGHOUT THE PERIODS INDICATED

                                                                                Large Cap Stock
                                                                                   Portfolio
                                                              ------------------------------------------------------
                                                                                                   For the period
                                                                                                  from May 1, 1996
                                                              Six months ended     Year ended     (date of initial
                                                                June 30, 1998       December     public offering) to
                                                                 (Unaudited)           1997      December 31, 1996
                                                              ------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                               $13.845          $11.112            $10.003
                                                                   -------          -------            -------

   INCOME FROM INVESTMENT OPERATIONS
       Net investment income                                         0.046            0.113              0.124
       Net realized and unrealized gains                             2.644            3.560              1.304
                                                                   -------          -------            -------
   Total from investment operations                                  2.690            3.673              1.428
                                                                   -------          -------            -------

   DISTRIBUTIONS
       Dividends from net investment income                         (0.043)          (0.118)            (0.122)
       Distributions from net realized gains                        (0.142)          (0.822)            (0.197)
       Distributions in excess of net investment income                 --               --                 --
       Return of capital distributions                                  --               --                 --
                                                                   -------          -------            -------
   Total distributions                                              (0.185)          (0.940)            (0.319)
                                                                   -------          -------            -------
NET ASSET VALUE, END OF PERIOD                                     $16.350          $13.845            $11.112
                                                                   -------          -------            -------

TOTAL RETURN                                                        19.38%*          33.25%             14.35%*
                                                                   -------          -------            -------

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period (In millions)                         $  63.1          $  32.3            $  16.8

   RATIOS TO AVERAGE NET ASSETS (1):
       Operating Expenses                                            0.75%**          0.75%              0.75%**
       Interest Expense                                                 --               --                 --
       Net investment income                                         0.74%**          0.99%              1.56%**

   PORTFOLIO TURNOVER RATE                                           25.0%*           59.5%              35.5%*

(1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

     Ratio of Operating Expenses to Average Net Assets:              0.98%**          1.08%              1.23%**

     Ratio of Net Investment Income to Average Net Assets:           0.51%**          0.66%             (1.08%)**


*    Non-annualized
**   Annualized


                                            See notes to financial statements


                   International Equity
                        Portfolio
-----------------------------------------------------------
                                          For the period
                                         from May 1, 1996
Six months ended        Year ended       (date of initial
  June 30, 1998        December 31,     public offering) to
   (Unaudited)             1997          December 31, 1996
-----------------------------------------------------------


    $11.472             $10.959            $10.215
    -------             -------            -------


      0.097               0.122              0.096
      1.590               0.539              0.755
    -------             -------            -------
      1.687               0.661              0.851
    -------             -------            -------


     (0.220)             (0.137)            (0.086)
     (0.003)             (0.011)            (0.021)
         --                  --                 --
         --                  --                 --
    -------             -------            -------
     (0.223)             (0.148)            (0.107)

    -------             -------            -------
    $12.936             $11.472            $10.959
    -------             -------            -------

     14.78%*              5.96%              8.44%*
    -------             -------            -------


    $  95.2             $  68.8            $  15.6


      0.91%**              0.95%             0.95%**
         --                  --                 --
      1.84%**              1.35%             1.43%**

      34.4%*               74.1%             48.2%*








      1.10%**              1.53%             3.80%**

      1.65%**              0.77%            (1.42%)**



                        See notes to financial statements

COVA SERIES TRUST

FINANCIAL HIGHLIGHTS

FOR A SHARE HELD THROUGHOUT THE PERIODS INDICATED



                                                                                             Money Market
                                                                                              Portfolio
                                                           -------------------------------------------------------------------------
                                                           Six months ended                   Years Ended December 31,
                                                             June 30, 1998    ------------------------------------------------------
                                                              (Unaudited)       1997        1996        1995       1994       1993
                                                           ----------------   ------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $  1.00       $  1.00     $  1.00     $  1.00    $  1.00     $ 1.00
                                                                -------       -------     -------     -------    -------     ------

   INCOME FROM INVESTMENT OPERATIONS
       Net investment income                                      0.027         0.055       0.053       0.059      0.041      0.032
       Net realized and unrealized gains                             --            --          --          --         --         --
                                                                -------       -------     -------     -------    -------     ------
   Total from investment operations                               0.027         0.055       0.053       0.059      0.041      0.032
                                                                -------       -------     -------     -------    -------     ------

   DISTRIBUTIONS
       Dividends from net investment income                      (0.027)       (0.055)     (0.053)     (0.059)    (0.041)    (0.032)
       Distributions from net realized gains                         --            --          --          --         --         --
       Distributions in excess of net investment income              --            --          --          --         --         --
       Return of capital distributions                               --            --          --          --         --         --
                                                                -------       -------     -------     -------    -------     ------
   Total distributions                                           (0.027)       (0.055)     (0.053)     (0.059)    (0.041)    (0.032)

NET ASSET VALUE, END OF PERIOD                                  $  1.00       $  1.00     $  1.00     $  1.00    $  1.00     $ 1.00
                                                                -------       -------     -------     -------    -------     ------

TOTAL RETURN                                                      2.73%*        5.49%       5.42%       6.01%      4.23%      3.24%
                                                                -------       -------     -------     -------    -------     ------

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period (In millions)                      $  15.7       $    22     $  31.0     $  34.4    $  75.9     $  6.6

   RATIOS TO AVERAGE NET ASSETS (1):
       Operating Expenses                                         0.10%**       0.10%       0.11%       0.11%      0.10%      0.10%
       Interest Expense                                              --            --          --          --         --         --
       Net investment income                                      5.50%**       5.49%       5.31%       5.68%      4.37%      3.23%

   PORTFOLIO TURNOVER RATE                                          N/A           N/A         N/A         N/A        N/A        N/A

(1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

     Ratio of Operating Expenses to Average Net Assets:           0.82%**       0.68%       0.74%       0.64%      0.68%      0.86%

     Ratio of Net Investment Income to Average Net Assets:        4.78%**       4.91%       4.68%       5.25%      3.79%      2.47%

*    Non-annualized
**   Annualized
N/A  Not Applicable


                                                  See notes to financial statements


                                        Quality Income
                                           Portfolio
-----------------------------------------------------------------------------------
Six months ended                        Years Ended December 31,
 June 30, 1998       --------------------------------------------------------------
  (Unaudited)          1997          1996          1995         1994         1993
-----------------------------------------------------------------------------------

    $10.900          $ 10.690      $ 10.871      $  9.815     $ 10.886     $ 10.699
    -------          --------      --------      --------     --------     --------


      0.410             0.737         0.651         0.667        0.603        0.641
      0.037             0.199        (0.359)        1.056       (1.071)       0.518
    -------          --------      --------      --------     --------     --------
      0.447             0.936         0.292         1.723       (0.468)       1.159
    -------          --------      --------      --------     --------     --------


     (0.598)           (0.726)       (0.471)       (0.667)      (0.603)      (0.641)
         --                --        (0.002)           --           --       (0.331)
         --                --            --            --           --           --
         --                --            --            --           --           --
    -------          --------      --------      --------     --------     --------
     (0.598)           (0.726)       (0.473)       (0.667)      (0.603)      (0.972)

    -------          --------      --------      --------     --------     --------
    $10.749          $ 10.900      $ 10.690      $ 10.871     $  9.815     $ 10.886
    -------          --------      --------      --------     --------     --------

      4.12%*            9.08%         2.82%        17.99%       (4.33%)      11.04%
    -------          --------      --------      --------     --------     --------


    $  45.4          $   49.8      $   51.3      $   41.4     $   33.9     $   51.1


      0.60%**           0.60%         0.60%         0.60%        0.59%        0.60%
      0.06%**           0.06%            --            --           --           --
      6.55%**           6.41%         6.06%         6.42%        5.69%        5.82%

      65.2%*           308.0%        320.3%        219.5%       177.6%       318.4%








      0.73%**           0.70%         0.71%         0.75%        0.68%        0.70%

      6.42%**           6.31%         5.95%         6.27%        5.60%        5.73%




                        See notes to financial statements

COVA SERIES TRUST

FINANCIAL HIGHLIGHTS

For a share held throughout the periods indicated

                                                                                            Stock Index
                                                                                             Portfolio
                                                          -------------------------------------------------------------------------
                                                          Six months ended                   Years Ended December 31,
                                                            June 30, 1998    ------------------------------------------------------
                                                             (Unaudited)       1997        1996        1995       1994       1993
                                                          ----------------   ------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                           $21.070       $16.126     $13.844     $10.587    $11.115     $10.552
                                                               -------       -------     -------     -------    -------     -------

   INCOME FROM INVESTMENT OPERATIONS
       Net investment income                                     0.124         0.273       0.286       0.260      0.311       0.205
       Net realized and unrealized gains                         3.555         5.018       2.797       3.637     (0.337)      0.726
                                                               -------       -------     -------     -------    -------     -------
   Total from investment operations                              3.679         5.291       3.083       3.897     (0.026)      0.931
                                                               -------       -------     -------     -------    -------     -------

   DISTRIBUTIONS
       Dividends from net investment income                     (0.125)       (0.268)     (0.284)     (0.260)    (0.311)     (0.205)
       Distributions from net realized gains                    (4.221)       (0.079)     (0.517)     (0.380)    (0.185)     (0.163)
       Distributions in excess of net investment income             --            --          --          --         --          --
       Return of capital distributions                              --            --          --          --     (0.006)         --
                                                               -------       -------     -------     -------    -------     -------
   Total distributions                                          (4.346)       (0.347)     (0.801)     (0.640)    (0.502)     (0.368)
                                                               -------       -------     -------     -------    -------     -------
NET ASSET VALUE, END OF PERIOD                                 $20.403       $21.070     $16.126     $13.844    $10.587     $11.115
                                                               -------       -------     -------     -------    -------     -------

TOTAL RETURN                                                    17.45%*       32.91%      22.48%      36.87%     (0.11%)      8.84%
                                                               -------       -------     -------     -------    -------     -------

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period (In millions)                     $  94.7       $  90.4     $  86.6     $  86.0    $  36.8     $  91.3

   RATIOS TO AVERAGE NET ASSETS (1):
       Operating Expenses                                        0.60%**       0.60%       0.60%       0.61%      0.58%       0.60%
       Interest Expense                                          0.00%***      0.02%          --          --         --          --
       Net investment income                                     1.03%**       1.32%       1.77%       2.41%      2.23%       2.29%

   PORTFOLIO TURNOVER RATE                                        2.8%*        27.2%        1.3%        3.9%      47.1%       44.1%

(1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

     Ratio of Operating Expenses to Average Net Assets:          0.69%**       0.69%       0.67%       0.78%      0.80%       0.74%

     Ratio of Net Investment Income to Average Net Assets:       0.94%**       1.23%       1.70%       2.24%      2.01%       2.15%


*    Non-annualized
**   Annualized
***  Amount is less than 0.00%


                                                  See notes to financial statements


                         VKAC Growth and Income
                             Portfolio
--------------------------------------------------------------------------
Six months ended                            Years Ended December 31,
 June 30, 1998   ---------------------------------------------------------
  (Unaudited)      1997        1996        1995       1994        1993
--------------------------------------------------------------------------

    $17.052      $ 3.986    $ 12.512    $ 10.306    $ 11.170     $ 10.282
    -------      -------    --------    --------    --------     --------


      0.118        0.212       0.243       0.224       0.331        0.182
      2.454        3.265       2.007       3.089      (0.864)       1.371
    -------      -------    --------    --------    --------     --------
      2.572        3.477       2.250       3.313      (0.533)       1.553
    -------      -------    --------    --------    --------     --------


     (0.114)      (0.211)     (0.241)     (0.232)     (0.323)      (0.182)
     (2.120)      (0.200)     (0.535)     (0.875)     (0.008)      (0.483)
         --           --          --          --          --           --
         --           --          --          --          --           --
    -------      -------    --------    --------    --------     --------
     (2.234)      (0.411)     (0.776)     (1.107)     (0.331)      (0.665)

    -------      -------    --------    --------    --------     --------
    $17.390      $17.052    $ 13.986    $ 12.512    $ 10.306     $ 11.170
    -------      -------    --------    --------    --------     --------

     15.18%*      24.98%      18.18%      32.24%      (4.54%)      15.01%
    -------      -------    --------    --------    --------     --------


    $  54.7      $  47.8    $   31.6    $   19.7    $   10.9     $    6.5


      0.70%**      0.70%       0.70%       0.69%       0.70%        0.69%
         --           --          --          --          --           --
      1.28%**      1.36%       1.99%       2.05%       3.47%        1.84%

      38.7%*       94.5%      113.0%      180.1%      326.0%       135.9%








      0.85%**      0.88%       1.02%       1.19%       1.49%        2.05%

      1.13%**      1.18%       1.67%       1.55%       2.68%        0.47%


                        See notes to financial statements

COVA SERIES TRUST

FINANCIAL HIGHLIGHTS

For a share held throughout the periods indicated


                                                                                             High Yield
                                                                                              Portfolio
                                                         -------------------------------------------------------------------------
                                                         Six months ended                   Years Ended December 31,
                                                          June 30, 1998     ------------------------------------------------------
                                                            (Unaudited)       1997        1996        1995       1994       1993
                                                         ----------------   ------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                          $10.899       $ 10.626    $ 10.446    $  9.823   $ 11.287   $ 10.445
                                                              -------       --------    --------    --------   --------   --------

   INCOME FROM INVESTMENT OPERATIONS
       Net investment income                                    0.485          0.922       0.952       0.949      0.978      1.028
       Net realized and unrealized gains                        0.052          0.281       0.187       0.621     (1.464)     1.170
                                                              -------       --------    --------    --------   --------   --------
   Total from investment operations                             0.537          1.203       1.139       1.570     (0.486)     2.198
                                                              -------       --------    --------    --------   --------   --------

   DISTRIBUTIONS
       Dividends from net investment income                    (0.480)        (0.930)     (0.954)     (0.947)    (0.978)    (1.028)
       Distributions from net realized gains                       --             --          --          --         --     (0.328)
       Distributions in excess of net investment income            --             --      (0.005)         --         --         --
       Return of capital distributions                             --             --          --          --         --         --
                                                              -------       --------    --------    --------   --------   --------
   Total distributions                                         (0.480)        (0.930)     (0.959)     (0.947)    (0.978)    (1.356)
                                                              -------       --------    --------    --------   --------   --------
NET ASSET VALUE, END OF PERIOD                                $10.956       $ 10.899    $ 10.626    $ 10.446   $  9.823   $ 11.287
                                                              -------       --------    --------    --------   --------   --------

TOTAL RETURN                                                    4.97%*        11.54%      11.29%      16.69%     (4.52%)    21.98%
                                                              -------       --------    --------    --------   --------   --------

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period (In millions)                    $  32.5       $   33.3    $   41.1    $   36.5   $   19.7   $   18.8

   RATIOS TO AVERAGE NET ASSETS (1):
       Operating Expenses                                       0.85%**        0.85%       0.85%       0.86%      0.86%      0.84%
       Interest Expense                                         0.00%***       0.02%         --           --         --         --
       Net investment income                                    8.46%**        8.13%       8.89%       9.50%      9.48%      8.97%

   PORTFOLIO TURNOVER RATE                                      39.6%*        109.4%      117.3%      118.9%     200.1%     213.1%

(1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

     Ratio of Operating Expenses to Average Net Assets:         1.02%**        0.99%       1.04%       1.09%      1.16%      1.38%

     Ratio of Net Investment Income to Average Net Assets:      8.29%**        7.99%       8.70%       9.27%      9.18%      8.43%



*    Non-annualized
**   Annualized
***  Amount is less than 0.00%



                                                  See notes to financial statements


                 Bond Debenture                                    Mid-Cap Value
                   Portfolio                                         Portfolio
-----------------------------------------------------  --------------------------------------
                                     For the period                        For the period
                                   from May 1, 1996                      from August 20, 1997
Six months ended    Year ended     (date of initial    Six months ended     (commencement
 June 30, 1998     December 31,   public offering) to    June 30, 1998     of operations) to
  (Unaudited)          1997        December 31, 1996      (Unaudited)      December 31, 1997
-----------------------------------------------------  --------------------------------------

    $12.112          $ 10.970          $10.098              $10.481             $10.000
    -------          --------          -------              -------             -------


      0.361             0.544            0.345                0.020               0.010
      0.321             1.147            0.949                0.801               0.481
    -------          --------          -------              -------             -------
      0.682             1.691            1.294                0.821               0.491
    -------          --------          -------              -------             -------


     (0.349)           (0.549)          (0.342)              (0.017)             (0.010)
     (0.136)               --           (0.080)                  --                  --
         --                --               --                   --                  --
         --                --               --                   --                  --
    -------          --------          -------              -------             -------
     (0.485)           (0.549)          (0.422)              (0.017)             (0.010)

    -------          --------          -------              -------             -------
    $12.309          $ 12.112          $10.970              $11.285             $10.481
    -------          --------          -------              -------             -------

      5.66%*           15.63%           12.89%*               7.80%*              4.90%*
    -------          --------          -------              -------             -------


    $  90.2          $   55.4          $   7.7              $   9.5             $   2.2


      0.85%**           0.85%            0.85%**              1.10%**             1.10%**
         --                --               --                   --                  --
      7.00%**           6.68%            7.26%**              0.63%**             0.97%**

      64.9%*           100.3%            58.1%*               22.5%*               1.5%*








      0.93%**           1.07%            2.05%**              1.98%**             8.41%**

      6.92%**           6.46%            6.06%**             (0.25%)**           (6.34%)**




                               See notes to financial statements



COVA SERIES TRUST

FINANCIAL HIGHLIGHTS

FOR A SHARE HELD THROUGHOUT THE PERIODS INDICATED

                                                                               Large Cap Research
                                                                                    Portfolio
                                                                    -------------------------------------------
                                                                                             For the period
                                                                                           from August 20, 1997
                                                                    Six months ended          (commencement
                                                                     June 30, 1998          of operations) to
                                                                      (Unaudited)           December 31, 1997
                                                                    -------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                    $ 9.905                   $10.000
                                                                        -------                   -------


            INCOME FROM INVESTMENT OPERATIONS
                Net investment income                                     0.035                     0.017
                Net realized and unrealized gains                         1.490                    (0.096)
                                                                        -------                   -------
            Total from investment operations                              1.525                    (0.079)
                                                                        -------                   -------

            DISTRIBUTIONS
                Dividends from net investment income                     (0.033)                   (0.016)
                Distributions from net realized gains                        --                        --
                Distributions in excess of net investment income             --                        --
                Return of capital distributions                              --                        --
                                                                        -------                   -------
            Total distributions                                          (0.033)                   (0.016)
                                                                        -------                   -------

NET ASSET VALUE, END OF PERIOD                                          $11.397                   $ 9.905
                                                                        -------                   -------

TOTAL RETURN                                                              15.37%*                   (0.74)%*
                                                                        -------                   -------

RATIOS/SUPPLEMENTAL DATA:
         Net Assets, end of period (In millions)                        $   5.6                   $   1.4

         RATIOS TO AVERAGE NET ASSETS (1):
            Operating Expenses                                             1.10%**                   1.10%**
            Interest Expense                                                 --                        --
            Net investment income                                          1.08%**                   1.53%**

         PORTFOLIO TURNOVER RATE                                           66.7%*                     1.3%*




(1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

         Ratio of Operating Expenses to Average Net Assets:                2.48%**                  10.04%**

         Ratio of Net Investment Income to Average Net Assets:            (0.30)%**                 (7.41)%**



*          Non-annualized
**         Annualized




                       See notes to financial statements


            Developing Growth                                   Balanced
                Portfolio                                       Portfolio
  ---------------------------------------         --------------------------------------
                        For the period                                  For the period
                     from August 20, 1997                             from July 1, 1997
  Six months ended      (commencement             Six months ended      (commencement
   June 30, 1998      of operations) to            June 30, 1998      of operations) to
    (Unaudited)       December 31, 1997             (Unaudited)        December 31, 1997
  ---------------------------------------         --------------------------------------

      $10.549             $10.000                      $10.389             $10.000
      -------             -------                      -------             -------



       (0.012)              0.002                        0.116               0.123
        0.878               0.549                        0.594               0.477
      -------             -------                      -------             -------
        0.866               0.551                        0.710               0.600
      -------             -------                      -------             -------


           --              (0.002)                      (0.111)             (0.124)
       (0.006)                 --                           --              (0.087)
           --                  --                           --                  --
           --                  --                           --                  --
      -------             -------                      -------             -------
       (0.006)             (0.002)                      (0.111)             (0.211)

      -------             -------                      -------             -------
      $11.409             $10.549                      $10.988             $10.389
      -------             -------                      -------             -------

         8.21%*              5.52%*                       6.85%*              6.01%*
      -------             -------                      -------             -------


      $   8.5             $   1.7                      $   2.5             $   1.5


         1.00%**             1.00%**                      1.10%**             1.10%**
           --                  --                           --                  --
        (0.41)%**            0.18%**                      2.70%**             2.74%**

          5.2%*               9.1%*                       26.6%*              13.6%*







         2.06%**             9.00%**                      3.58%**             3.81%**

        (1.47)%**           (7.82)%**                     0.22%**             0.03%**













                       See notes to financial statements

COVA SERIES TRUST

FINANCIAL HIGHLIGHTS

FOR A SHARE HELD THROUGHOUT THE PERIODS INDICATED

                                                                                           Small Cap Equity
                                                                                               Portfolio
                                                                                 -------------------------------------
                                                                                                      For the period
                                                                                                     from July 1, 1997
                                                                                 Six months ended      (commencement
                                                                                  June 30, 1998      of operations) to
                                                                                   (Unaudited)       December 31, 1997
                                                                                 -------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                 $10.419              $10.000
                                                                                     -------              -------


            INCOME FROM INVESTMENT OPERATIONS
                Net investment income                                                 (0.008)              (0.001)
                Net realized and unrealized gains                                      0.608                0.485
                                                                                     -------              -------
            Total from investment operations                                           0.600                0.484
                                                                                     -------              -------
            DISTRIBUTIONS
                Dividends from net investment income                                      --                   --
                Distributions from net realized gains                                 (0.218)              (0.065)
                Distributions in excess of net investment income                          --                   --
                Return of capital distributions                                           --                   --
                                                                                     -------              -------
            Total distributions                                                       (0.218)                  --

                                                                                     -------              -------
NET ASSET VALUE, END OF PERIOD                                                       $10.801              $10.419
                                                                                     -------              -------

TOTAL RETURN                                                                            5.78%*               4.86%*
                                                                                     -------              -------

RATIOS/SUPPLEMENTAL DATA:
         Net Assets, end of period (In millions)                                     $   1.8              $   1.3

         RATIOS TO AVERAGE NET ASSETS (1):
            Operating Expenses                                                          1.10%**              1.10%**
            Interest Expense                                                              --                   --
            Net investment income                                                      (0.16)%**            (0.02)%**

         PORTFOLIO TURNOVER RATE                                                        33.2%*               36.2%*




(1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

         Ratio of Operating Expenses to Average Net Assets:                             4.07%**              3.97%**

         Ratio of Net Investment Income to Average Net Assets:                         (3.13)%**            (2.89)%**


*          Non-annualized
**         Annualized




             Equity Income                          Growth & Income Equity
               Portfolio                                    Portfolio
  -------------------------------------       -------------------------------------
                        For the period                             For the period
                      from July 1, 1997                           from July 1, 1997
  Six months ended      (commencement         Six months ended      (commencement
   June 30, 1998      of operations) to        June 30, 1998      of operations) to
    (Unaudited)       December 31, 1997         (Unaudited)       December 31, 1997
  -------------------------------------       ----------------    -----------------

      $11.047             $10.000                 $10.710              $10.000
      -------             -------                 -------              -------


        0.080               0.074                   0.028                0.033
        1.055               1.192                   1.104                0.793
      -------             -------                 -------              -------
        1.135               1.266                   1.132                0.826
      -------             -------                 -------              -------


       (0.074)             (0.074)                 (0.027)              (0.032)
       (0.011)             (0.145)                     --               (0.084)
           --                  --                      --                   --
           --                  --                      --                   --
      -------             -------                 -------              -------
       (0.085)             (0.219)                 (0.027)              (0.116)

      -------             -------                 -------              -------
      $12.097             $11.047                 $11.815              $10.710
      -------             -------                 -------              -------

        10.27%*             12.69%*                 10.62%*               8.26%*
      -------             -------                 -------              -------


      $   2.9             $   1.7                 $   5.5              $   2.4


         1.10%**             1.10%**                 1.10%**              1.10%**
           --                  --                      --                   --
         1.73%**             1.65%**                 0.66%**              0.87%**

         40.8%*              17.9%*                  38.7%*               18.1%*







         2.90%**             3.58%**                 2.22%**              3.51%**

        (0.07)%**           (0.83)%**               (0.46)%**            (1.54)%**











                       See notes to financial statements

                                COVA SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 1998


1.  SIGNIFICANT ACCOUNTING POLICIES
Cova Series Trust (the Trust) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940 Act). The Trust offers eighteen diversified portfolios (each, a Fund and collectively, the Funds) to its policyholders for investment, each of which operates as a distinct investment vehicle of the Trust. J.P. Morgan Investment Management Inc. manages the Small Cap Stock Portfolio, Quality Bond Portfolio, Select Equity Portfolio, Large Cap Stock Portfolio, and International Equity Portfolio. Lord Abbett & Co. manages the Bond Debenture Portfolio, Mid-Cap Value Portfolio, Large Cap Research Portfolio, and Developing Growth Portfolio. Van Kampen American Capital Investment Advisory Corporation manages the Money Market Portfolio, Quality Income Portfolio, Stock Index Portfolio, VKAC Growth and Income Portfolio and High Yield Portfolio. Mississippi Valley Advisors Inc. manages the Balanced Portfolio, Small Cap Equity Portfolio, Equity Income Portfolio and Growth & Income Equity Portfolio. Depending on the policyholder's contract, not all portfolios are available to all policyholders.

The Trust commenced operations on December 11, 1989 with the Quality Income Portfolio and High Yield Portfolio. The Money Market Portfolio commenced operations on July 1, 1991. The Stock Index Portfolio commenced operations on November 1, 1991. The VKAC Growth and Income Portfolio commenced operations on May 1, 1992. The Small Cap Stock Portfolio, Quality Bond Portfolio, Select Equity Portfolio, Large Cap Stock Portfolio, International Equity Portfolio and Bond Debenture Portfolio commenced operations on April 2, 1996. The Balanced Portfolio, Small Cap Equity Portfolio, Equity Income Portfolio and Growth & Income Equity Portfolio commenced operations on July 1, 1997. The Mid-Cap Value Portfolio, Large Cap Research Portfolio and Developing Growth Portfolio commenced operations on August 20, 1997.

The preparation of financial statements in conformity with generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Funds.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. If there was no sale on such day, the securities are valued at the mean between the most recently quoted bid and asked prices. Investments in securities not listed on a securities exchange are valued based on their last quoted bid price or, if not available, their fair value as determined in good faith by the Board of Trustees. Domestic fixed income investments are stated at values using the mean between the most recently quoted bid and asked prices. Foreign fixed income securities are valued at their sale price as of the close of the securities exchange on which the securities are listed. If such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees are used. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Money Market Portfolio, in accordance with Rule 2a-7 of the 1940 Act, values its investments at amortized cost.

                                COVA SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 1998



A.  SECURITY VALUATION - CONTINUED
Under the amortized cost method, investments are recorded at cost and any discount or premium is accreted or amortized, respectively, on a straight line basis to the maturity of the investment. Value on any given date equals original cost plus or minus accreted discount or amortized premium, respectively, to that date. Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued at forward rates and are marked-to-market daily.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Funds may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Funds will maintain, in a segregated account with their custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Dividend income is recorded on the ex-dividend date and interest income and expenses are recorded when earned or incurred, respectively.

D. FEDERAL INCOME TAXES - It is the Trust's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, to its shareholders. Accordingly, the Funds have not recorded a provision for federal income taxes. In addition, any Funds subject to federal excise tax regulations will distribute substantially all of their net investment income and net capital gains, if any, in each calendar year in order to avoid the payment of federal excise taxes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences. For the Quality Income, Stock Index and VKAC Growth and Income Portfolios, net realized gains and losses may differ for financial and tax reporting purposes primarily as a result of timing differences related to open futures transactions at year end.

E. DISTRIBUTION OF INCOME AND GAINS - The Funds, except the Money Market Portfolio, declare, pay and automatically reinvest dividends semi-annually from net investment income. The Money Market Portfolio declares dividends from net investment income daily and automatically reinvests such dividends daily. Net realized gains, if any, are distributed annually. Distributions are automatically reinvested in the Funds as additional shares.

F. DERIVATIVES - A derivative financial instrument, in general terms, is a security whose value is "derived" from the value of an underlying asset, reference rate or index. The Funds primarily use derivative instruments to protect against possible changes in the market value of their investments. All of the Funds' holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation of investments. Upon disposition, a realized gain or loss is recognized accordingly.

                                COVA SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 1998


F.  DERIVATIVES - CONTINUED
The primary risks associated with the use of these financial instruments for hedging purposes are the possibility of (a) an imperfect correlation between the change in market value of the hedged securities held by the Funds and the change in market value of these financial instruments, and (b) an illiquid market. As a result, the use of these financial instruments may involve, to a varying degree, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The following are brief descriptions of derivative instruments the Funds may hold.

a. FUTURES CONTRACTS - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Funds generally invest in stock index futures. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities.

Upon entering into a futures contract, the Funds are required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract.

b. OPTIONS CONTRACTS - A purchased option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Funds to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing or selling specific securities.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss equal to the premium paid. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option.

When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

                                COVA SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 1998


F.  DERIVATIVES - CONTINUED
The premium received for a written option is recorded as a liability. The liability is marked-to-market daily based on the option's quoted market price. When an option expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security purchased.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised this loss can be greater than premium received. In addition, the Fund could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

c. FORWARD FOREIGN CURRENCY CONTRACTS - The Quality Bond and International Equity Portfolios may enter into forward foreign currency contracts to hedge its portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Fund, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

G. FOREIGN CURRENCY TRANSLATION - Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange at the end of the period. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

                                COVA SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 1998


G.  FOREIGN CURRENCY TRANSLATION - CONTINUED
The Fund does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate, and changes in the contract value of forward foreign currency contracts.

H. REPURCHASE AGREEMENTS - The Funds may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Fund accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Fund enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

I. REVERSE REPURCHASE AGREEMENTS - The Funds may enter into reverse repurchase agreements with selected commercial banks or broker-dealers. In a reverse repurchase agreement, the Fund sells securities as collateral and agrees to repurchase them at a mutually agreed upon date and price. This practice is the equivalent of borrowing using the securities as collateral and can create leverage. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities but pays interest to the counter-party based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the custodian containing liquid assets having a value not less than the repurchase price (including accrued interest). If the counterparty to the transaction is rendered insolvent, the ultimate realization of the collateral securities to be repurchased by the Fund may be delayed or limited.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
The Trust has entered into an investment advisory agreement with Cova Investment Advisory Corporation (the "Adviser"), pursuant to which the Adviser manages the investment operations of the Trust's affairs. The Adviser has entered into sub-advisory agreements with J.P. Morgan Investment Management Inc., Lord Abbett & Co., Van Kampen American Capital Investment Advisory Corporation, and Mississippi Valley Advisors Inc. (the "Sub-advisers") for investment advisory services in connection with the investment or management of the portfolios of the Funds. The Adviser supervises the Sub-advisers'

                                COVA SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 1998

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
performance of advisory services and will make recommendations to the Board of Trustees with respect to the retention or renewal of the sub-advisory agreements. The Adviser pays the Sub-advisers and bears the cost of compensating officers of the Trust.

Under the terms of the Funds' investment advisory agreement, the Funds pay the Adviser a monthly fee based on the average daily net assets as follows:


Fund                      Verage Daily Net Assets              % Per Annum
----                      -----------------------              -----------

Small Cap Stock                    All                         .85%

Quality Bond                First $75 Million                  .55%
                            Over $75 Million                   .50%

Select Equity               First $50 Million                  .75%
                            Over $50 Million                   .65%

Large Cap Stock                    All                         .65%

International Equity        First $50 Million                  .85%
                            Over $50 Million                   .75%

Money Market                First $500 Million                 .50%
                            Over $500 Million                  .40%

Quality Income              First $500 Million                 .50%
                            Over $500 Million                  .45%

Stock Index                        All                         .50%

VKAC Growth and Income      First $500 Million                 .60%
                            Over $500 Million                  .50%

High Yield                  First $500 Million                 .75%
                            Over $500 Million                  .65%

Bond Debenture                     All                         .75%

Mid-Cap Value                      All                         1%

                                COVA SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 1998


2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


Fund                       Average Daily Net Assets            % Per Annum
----                       ------------------------            -----------
Large Cap Research                   All                       1%

Developing Growth                    All                       .90%

Balanced                             All                       1%

Small Cap Equity                     All                       1%

Equity Income                        All                       1%

Growth & Income Equity               All                       1%

The Adviser has voluntarily waived its monthly advisory fee for the Money Market Portfolio. In addition, the Adviser has voluntarily waived or otherwise reimbursed the Funds for their other operating expenses, exclusive of brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes, or other extraordinary expenses, to the extent that they exceed an annual rate of 0.10% of the average daily net assets of each Fund.

The Trust has entered into Custodian, Fund Accounting, and Transfer Agency Agreement with Investors Bank & Trust Company ("Investors Bank").

Cova Variable Annuity Accounts One and Five, Cova Variable Life Account One and First Cova Variable Annuity Account One are separate investment accounts offered by Cova Financial Services Life Insurance Co. and its subsidiaries, Cova Financial Life Insurance Co. and First Cova Life Insurance Co. (collectively "Cova Life"). At June 30, 1998, Cova Life owned all shares of beneficial interest of each Fund except those listed below.

                                    Percentage of Ownership
                        ----------------------------------------------------
                                                          Mississippi Valley
                         Cova Life    Lord Abbett & Co.     Advisors Inc.
                        -----------   -----------------   ------------------

Mid-Cap Value              98.8%            1.2%                 ---
Large Cap Research         97.5%            2.5%                 ---
Developing Growth          98.7%            1.3%                 ---
Balanced                   55.3%             ---                44.7%
Small Cap Equity           38.8%             ---                61.2%
Equity Income              57.7%             ---                42.3%
Growth & Income Equity     78.1%             ---                21.9%

                                COVA SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 1998


3.  INVESTMENT TRANSACTIONS
Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 1998 were as follows:


                                                Purchases
                            ----------------------------------------------------
Portfolio:                  U.S. Government    Non-Government     Total
----------                  ---------------    --------------     -----

Small Cap Stock              $         0       $ 31,347,313       $ 31,347,313

Quality Bond                  37,592,447         13,596,713         51,189,160

Select Equity                          0        158,536,443        158,536,443

Large Cap Stock                        0         34,638,689         34,638,689

International Equity                   0         44,411,845         44,411,845

Quality Income                 7,922,342         22,348,724         30,271,066

Stock Index                            0          2,493,023          2,493,023

VKAC Growth and Income                 0         18,699,728         18,699,728

High Yield                             0         12,128,079         12,128,079

Bond Debenture                 9,152,285         66,204,317         75,356,602

Mid-Cap Value                          0          7,049,979          7,049,979

Large Cap Research                     0          5,329,403          5,329,403

Developing Growth                      0          6,478,405          6,478,405

Balanced                         415,716            668,280          1,083,996

Small Cap Equity                       0            808,102            808,102

Equity Income                          0          1,694,942          1,694,942

Growth & Income Equity                 0          3,801,268          3,801,268

                                COVA SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 1998


3.  INVESTMENT TRANSACTIONS - CONTINUED

                                                  Sales
                           ----------------------------------------------------
Portfolio:                 U.S. Government    Non-Government      Total
----------                 ---------------    --------------      -----
Small Cap Stock              $         0       $ 18,071,632       $ 18,071,632

Quality Bond                  33,542,228          5,082,826         38,625,054

Select Equity                          0        124,183,588        124,183,588

Large Cap Stock                        0         11,757,176         11,757,176

International Equity                   0         27,583,811         27,583,811

Quality Income                 5,896,572         25,615,254         31,511,826

Stock Index                            0         18,019,573         18,019,573

VKAC Growth and Income                 0         18,705,242         18,705,242

High Yield                             0         12,773,093         12,773,093

Bond Debenture                12,646,367         32,388,966         45,035,333

Mid-Cap Value                          0          1,080,888          1,080,888

Large Cap Research                     0          1,959,983          1,959,983

Developing Growth                      0            218,895            218,895

Balanced                               0            431,697            431,697

Small Cap Equity                       0            485,443            485,443

Equity Income                          0            827,613            827,613

Growth & Income Equity                 0          1,359,634          1,359,634

                                COVA SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 1998


3.  INVESTMENT TRANSACTIONS - CONTINUED

At June 30, 1998, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for each Fund was as follows:



                               Federal           Gross            Gross
                               Income          Unrealized      Unrealized
Portfolio:                    Tax Cost        Appreciation    (Depreciation)
----------                    --------        ------------    --------------
Small Cap Stock             $ 66,652,301      $10,885,506      $(5,045,899)

Quality Bond                  28,058,223          411,655          (22,105)

Select Equity                148,911,647        9,037,985       (3,958,207)

Large Cap Stock               52,802,265       10,722,380         (871,920)

International Equity          84,428,958       13,639,110       (5,902,460)

Money Market                  15,785,822          -------          -------

Quality Income                43,167,509        1,971,165          (49,370)

Stock Index                   57,933,438       37,955,949       (1,106,579)

VKAC Growth and Income        44,453,500       11,164,388         (892,908)

High Yield                    30,929,435        1,189,166         (224,474)

Bond Debenture                83,283,497        1,976,817         (920,377)

Mid-Cap Value                  8,073,179          551,747         (350,257)

Large Cap Research             4,736,623          302,919          (66,489)

Developing Growth              7,760,807          799,037         (540,391)

Balanced                       1,960,765          128,501          (68,336)

Small Cap Equity               1,573,655          192,403         (125,460)

Equity Income                  2,462,590          242,898          (84,046)

Growth & Income Equity         4,792,585          440,626         (266,840)


For temporary cash management purposes, the following Funds engaged in bank borrowings:

                     Average Daily    Weighted Average       Maximum Dollar
Portfolio              Borrowings       Interest Rate       Amount Borrowed
---------              ----------       -------------       ---------------
Quality Income         544,146             6.50%              $2,975,701
Stock Index             63,035             6.50%                 888,199
High Yield               2,471             6.50%                 391,910

                                COVA SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 1998


4.  FUTURES CONTRACTS

Transactions in futures contracts for the six months ended June 30, 1998, were as follows:

                                                                                        VKAC
                                                     Quality Income  Stock Index  Growth and Income
                                                       Portfolio      Portfolio       Portfolio
                                                       ---------      ---------       ---------
Futures Contracts Outstanding at December 31, 1997         35             22              4
     Contracts Opened                                     140             78             18
     Contracts Closed                                    (140)           (74)           (16)
                                                         ====            ===            ===
Futures Contracts Outstanding at June 30, 1998             35             26              6
                                                         ====            ===            ===


The futures contracts outstanding as of June 30, 1998 and the description and unrealized appreciation (depreciation) were as follows:


                                                                    Unrealized
                                                      Notional     Appreciation/
                                        Contracts      Value      (Depreciation)
                                        ---------      -----      --------------
Quality Income Portfolio:
          U.S. Long Bond                    35      $ 4,325,781      $(63,555)
          September 1998 - Sold

Stock Index Portfolio:
         S&P 500 Index Futures              26      $ 7,429,500      $ 88,842
         September 1998 - Purchased

VKAC Growth and Income Portfolio:
         S&P 500 Index Futures              6       $ 1,714,500      $ 23,847
         September 1998 - Purchased

                                COVA SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 1998


5.  FORWARD FOREIGN CURRENCY CONTRACTS

Open forward foreign currency contracts for the Quality Bond Portfolio at June 30, 1998, were as follows:



Forward Foreign Currency Contracts to Sell:

                                           Value at        In
Settlement                                 June 30,     Exchange     Unrealized
   Date        Contracts to Deliver         1998       for U.S.$   Appreciation
   ----        --------------------         ----       ---------   ------------
 7/30/98    1,866,536     Deutsche Mark  $1,036,884   $1,051,611     $14,727
 7/30/98    6,342,725     French Franc    1,051,191    1,066,786      15,595
                                                                     =======
                                                                     $30,322
                                                                     =======


Open forward foreign currency contracts for the International Equity Portfolio at June 30, 1998, were as follows:


Forward Foreign Currency Contracts to Buy:

                                                      Value at           In         Unrealized
Settlement                                            June 30,        Exchange    Appreciation/
   Date         Contracts to Receive                    1998         for U.S.$    (Depreciation)
   ----         --------------------                    ----         ---------    --------------
  7/1/98   266,224,879     Italian Lira              $ 149,845      $  149,162     $      683
  7/1/98     1,600,000     Swedish Krona               200,673         201,068          (395)
  7/8/98       438,695     Australian Dollar           272,027         277,519        (5,492)
  7/8/98    10,660,520     Austrian Schilling          840,828         850,378        (9,550)
  7/8/98     1,263,610     British Pound Sterling    2,106,769       2,068,392        38,377
  7/8/98     9,652,060     French Franc              1,597,307       1,619,181       (21,874)
  7/8/98     7,962,913     German Deutsche Mark      4,417,270       4,437,540       (20,270)
  7/8/98   408,924,139     Italian Lira                230,189         224,888         5,301
  7/8/98   501,803,047     Japanese Yen              3,621,582       3,726,005      (104,423)
  7/8/98       709,723     New Zealand Dollar          368,861         374,595        (5,734)
  7/8/98       990,528     Singapore Dollar            586,493         616,000       (29,507)
                                                                                   =========
                                                                                   $(152,884)
                                                                                   =========

                                COVA SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 1998


5.  FORWARD FOREIGN CURRENCY CONTRACTS- CONTINUED


Forward Foreign Currency Contracts to Sell:

                                                        Value at       In         Unrealized
Settlement                                              June 30,    Exchange     Appreciation/
   Date              Contracts to Deliver                 1998      for U.S.$   (Depreciation)
   ----              --------------------                 ----      ---------   --------------
  7/1/98       1,925,485      Finnish Markka          $  351,432  $  350,231       $ (1,201)
  7/8/98       3,017,248      Australian Dollar        1,870,943   1,985,349        114,406
  7/8/98      10,660,520      Austrian Schilling         840,828     821,304        (19,524)
  7/8/98       1,525,634      British Pound Sterling   2,543,630   2,510,424        (33,206)
  7/8/98       9,652,060      French Franc             1,597,307   1,561,822        (35,485)
  7/8/98      10,450,131      German Deutsche Mark     5,797,006   5,778,407        (18,599)
  7/8/98     408,924,139      Italian Lira               230,189     223,945         (6,244)
  7/8/98     525,294,644      Japanese Yen             3,791,124   3,915,164        124,040
  7/8/98       1,795,727      New Zealand Dollar         933,285     976,682         43,397
  7/8/98       1,319,087      Singapore Dollar           781,033     807,028         25,995
  7/8/98         625,000      Swiss Franc                412,533     414,731          2,198
                                                                                   =========
                                                                                   $ 195,777
                                                                                   =========

6.  MORTGAGE AND ASSET BACKED SECURITIES

The Quality Income and Quality Bond Portfolios invest in Mortgage and Asset Backed Securities. A Mortgage Backed Security (MBS) is a pass-through security created by pooling and selling participations in the principal and interest payments received from borrowers. Most of these securities are issued by federally sponsored agencies -- Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC) or Federal Home Loan Bank (FHLB).

A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBSs. The Quality Income and Quality Bond Portfolios also invest in REMICs (Real Estate Mortgage Investment Conduits) which are simply another form of CMO. These MBS pools are divided into classes or tranches with each class having its own characteristics. For instance, a PAC (Planned Amortization Class) is a specific class of mortgages with the most stable cash flow and the lowest prepayment risk.

Asset Backed Securities are similar to MBSs but made up of pools of other assets, such as credit card receivables, which are grouped together for investment purposes. Payments of principal and interest on the securities are made from the cash flows of the group of assets.

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